EXHIBIT 99.1
INVESTOR FINANCIAL SUPPLEMENT
JUNE 30, 2009

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com
Contacts:
Rick Costello
Senior Vice President
Investor Relations
Phone (860) 547-8480
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800

As of July 22, 2009	A.M. Best	Fitch	Standard & Poor’s	Moody’s

Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A	A+	A	A2
Hartford Life Insurance Company	A	A-	A	A3
Hartford Life and Accident Insurance Company	A	A-	A	A3
Hartford Life and Annuity Insurance Company	A	A-	A	A3
Hartford Life Insurance KK (Japan)	—	—	A	—
Hartford Life Limited (Ireland)	—	—	A	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	bbb+	BBB-	BBB	Baa3
Commercial paper	AMB-2	F2	A-2	P-3
Junior subordinated debentures	bbb-	BB	BB+	Ba1

Hartford Life, Inc.:
Senior debt	bbb+	BBB-	BBB	Baa3

Hartford Life Insurance Company:
Short term rating	—	—	A-1	P-2
Consumer notes	a	BBB+	A	Baa1
TRANSFER AGENT
The Bank of New York Mellon
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
1 (877) 272-7740
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

Basis of Presentation	i, ii, iii

CONSOLIDATED
Consolidated Financial Results	C-1
Operating Results by Segment	C-2
Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
Three Months Ended June 30, 2008 and 2009	C-3
Six Months Ended June 30, 2008 and 2009	C-4
Consolidating Balance Sheets
As of December 31, 2008 and June 30, 2009	C-5
Capital Structure	C-6
Accumulated Other Comprehensive Loss	C-7
Computation of Basic and Diluted Earnings (Losses) Per Share	C-8
Analysis of Net Realized Capital Losses
Three Months Ended June 30, 2008 and 2009 After Tax and DAC	C-9
Six Months Ended June 30, 2008 and 2009 After Tax and DAC	C-10
Computation of Return-on-Equity Measures	C-11

LIFE
Financial Highlights	L-1
Financial Highlights Excluding Impacts of the Unlock	L-1a
Operating Results	L-2
Total Assets Under Management	L-3
Consolidated Balance Sheets	L-4
Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
As of June 30, 2009	L-7
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
Individual Annuity	L-9
Other	L-10
Supplemental Data
Deposits	L-11
Assets Under Management	L-12
Individual Annuity — Account Value Rollforward	L-13
Other Retail — Asset Rollforward	L-14
Individual Life
Income Statements	L-15
Supplemental Data	L-16
Account Value Rollforward	L-17
Group Benefits
Income Statements	L-18
Supplemental Data	L-19
Retirement Plans
Income Statements	L-20
Supplemental Data
Deposits	L-21
Assets Under Management and Administration	L-22
Account Value and Asset Rollforward	L-23
International
Highlights	L-24
Japan
Income Statements	L-25
Supplemental Data — Account Value Rollforward in Dollars	L-26
Supplemental Data — Account Value Rollforward in Yen	L-27
Institutional Solutions Group
Income Statements	L-28
Supplemental Data
Deposits	L-29
Assets Under Management	L-30
Account Value and Asset Rollforward	L-31

PROPERTY & CASUALTY
Financial Highlights	PC-1
Operating Results	PC-2
Ongoing Operations Operating Results	PC-3
Ongoing Operations Consolidating Underwriting Results
Three Months Ended June 30, 2009	PC-4
Six Months Ended June 30, 2009	PC-5
Ongoing Operations Underwriting Results	PC-6
Personal Lines Underwriting Results	PC-7
Personal Lines Written and Earned Premiums	PC-8
Small Commercial Underwriting Results	PC-9
Middle Market Underwriting Results	PC-10
Specialty Commercial Underwriting Results	PC-11
Specialty Commercial Written and Earned Premiums	PC-12
Other Operations Operating Results	PC-13
Other Operations Losses and Loss Adjustment Expenses	PC-14
Summary of Gross Asbestos Reserves	PC-15
Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-16
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward
Three Months Ended June 30, 2009	PC-17
Six Months Ended June 30, 2009	PC-18
Reinsurance Recoverable Analysis	PC-19
Consolidated Income Statements	PC-20
Consolidated Balance Sheets	PC-21
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-22

INVESTMENTS
Investment Earnings Before-tax
Consolidated	I-1
Life	I-2
Property & Casualty	I-3
Corporate	I-4
Net Realized Capital Gains (Losses), After-tax/DAC
Three Months Ended June 30, 2009 and 2008	I-5
Six Months Ended June 30, 2009 and 2008	I-6
Composition of Invested Assets
Consolidated	I-7
Life	I-8
Property & Casualty	I-9
Corporate	I-10
Unrealized Loss Aging
Consolidated	I-11
Life	I-12
Property & Casualty	I-13
Invested Asset Exposures
As of June 30, 2009	I-14

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.
•	Life is organized into four groups which are comprised of six reporting segments: The Retail Products Group (“Retail”) and Individual Life segments make up the Individual Markets Group. The Retirement Plans and Group Benefits segments make up the Employer Markets Group. The Institutional Solutions Group (“Institutional”) and International segments each make up their own group. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; the mark-to-market adjustment for the equity securities, trading, reported in net investment income and the related change in interest credited reported as a component of benefits, losses and loss adjustment expenses because these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and inter-segment eliminations.
•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated primarily based on core earnings.
•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising, banking operations and certain purchase accounting adjustment activities.
•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.
•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.
•	Noncontrolling interest (“NCI”) represents the minority interest portion of the equity of a subsidiary that is not attributable, directly or indirectly, to The Hartford.
•	Assets under management is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of assets under management whether caused by changes in the market or through net flow.
•	Assets under administration represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.
•	Annualized investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).
•	Certain reclassifications have been made to the prior periods to conform to the June 30, 2009 presentation.
•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.
•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-2.
•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-8.
•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.
•	The Hartford’s management evaluates profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial underwriting segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-13, respectively.
•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the periods presented herein are set forth on page C-2a.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)
•	Book value per share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding plus assumed conversion of preferred shares to common. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.
•	The Hartford provides different measures of the return on equity (“ROE”) of the Company. ROE (core earnings last twelve months to equity excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-11.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month		3 Month		JUNE 30,
	2008	2008	2008	2009	2009	Change		Change		2008	2009	Change
HIGHLIGHTS
Net income (loss)	$543	$(2,631)	$(806)	$(1,209)	$(15)	NM		99%		$688	$(1,224)	NM
Core earnings (losses)	$696	$(422)	$(208)	$(1,175)	$622	(11%)		NM		$1,488	$(553)	NM
Total revenues [1]	$7,503	$(393)	$565	$5,394	$7,637	2%		42%		$9,047	$13,031	44%
Total assets	$333,840	$311,485	$287,583	$276,168	$289,700	(13%)		5%
Total assets under management [2]	$416,269	$384,981	$345,451	$330,187	$352,074	(15%)		7%

PER SHARE AND SHARES DATA [3]
Basic earnings per share
Net income (loss) available to common shareholders	$1.74	$(8.74)	$(2.71)	$(3.77)	$(0.06)	NM		99%		$2.20	$(3.80)	NM
Core earnings (losses) available to common shareholders	$2.23	$(1.40)	$(0.72)	$(3.66)	$1.90	(15%)		NM		$4.76	$(1.72)	NM
Diluted earnings (losses) per share
Net income (loss) available to common shareholders	$1.73	$(8.74)	$(2.71)	$(3.77)	$(0.06)	NM		99%		$2.19	$(3.80)	NM
Core earnings (losses) available to common shareholders	$2.22	$(1.40)	$(0.72)	$(3.66)	$1.90	(14%)		NM		$4.73	$(1.72)	NM
Weighted average common shares outstanding (basic)	311.7	301.1	300.2	320.8	325.4	13.7	sh	4.6	sh	312.7	323.1	10.4	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	313.1	302.1	320.9	321.5	326.6	13.5	sh	5.1	sh	314.4	324.0	9.6	sh
Common shares outstanding assuming conversion of outstanding convertible preferred shares to common	303.1	300.4	324.8	325.4	326.7	23.6	sh	1.3	sh	303.1	326.7	23.6	sh
Book value per share	$55.51	$41.80	$28.53	$24.15	$32.20	(42%)		33%
Per share impact of AOCI	$(9.17)	$(13.83)	$(23.16)	$(23.98)	$(20.24)	(121%)		16%
Book value per share (excluding AOCI)	$64.68	$55.63	$51.69	$48.13	$52.44	(19%)		9%

FINANCIAL RATIOS
ROE (net income last 12 months to common stockholder equity including AOCI) [4]	12.0%	(8.6%)	(19.3%)	(31.9%)	(34.2%)	(46.2)		(2.3)
ROE (core earnings last 12 months to common stockholder equity excluding AOCI) [4]	17.4%	10.5%	4.7%	(6.2%)	(6.5%)	(23.9)		(0.3)
Debt to capitalization including AOCI	26.2%	30.6%	40.2%	44.0%	30.3%	4.1		(13.7)
Annualized investment yield, after-tax	3.6%	3.2%	2.2%	2.6%	2.9%	(0.7)		0.3		3.6%	2.7%	(0.9)
Ongoing Property & Casualty GAAP combined ratio	95.8	101.7	77.6	89.9	93.7	2.1		(3.8)		91.8	91.8	—

[1]	Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities held for trading supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See pages C-3 and C-4 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses in the three months and six months ended June 30, 2008 and 2009.

[2]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-7).

[3]	See page C-8 for computation of basic and diluted earnings (losses) per share.

[4]	See page C-11 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change

LIFE
Retail Products Group
Individual Annuity	$189	$(552)	$(198)	$(924)	$307	62%	NM	$363	$(617)	NM
Other Retail	14	13	(2)	1	5	(64%)	NM	27	6	(78%)

Total Retail Products Group	203	(539)	(200)	(923)	312	54%	NM	390	(611)	NM
Individual Life	43	8	26	—	43	—	NM	84	43	(49%)

Total Individual Markets Group	246	(531)	(174)	(923)	355	44%	NM	474	(568)	NM

Group Benefits	85	100	90	66	41	(52%)	(38%)	155	107	(31%)
Retirement Plans	33	(36)	(3)	(54)	6	(82%)	NM	50	(48)	NM

Total Employer Markets Group	118	64	87	12	47	(60%)	NM	205	59	(71%)

International Markets Group	64	(75)	(110)	(455)	142	122%	NM	131	(313)	NM

Institutional Solutions Group	27	1	(40)	(20)	(5)	NM	75%	49	(25)	NM

Other [1]	(5)	—	(24)	5	(46)	NM	NM	(16)	(41)	(156%)

Total Life core earnings (losses) [1][2][3]	450	(541)	(261)	(1,381)	493	10%	NM	843	(888)	NM

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results
Personal Lines	18	(45)	202	75	(10)	NM	NM	123	65	(47%)
Small Commercial	69	82	167	87	74	7%	(15%)	188	161	(14%)
Middle Market	3	(37)	148	69	56	NM	(19%)	58	125	116%
Specialty Commercial	18	(44)	58	23	36	100%	57%	57	59	4%

Total Ongoing Operations underwriting results	108	(44)	575	254	156	44%	(39%)	426	410	(4%)
Net servicing income	8	14	10	8	7	(13%)	(13%)	7	15	114%
Net investment income	334	285	127	185	239	(28%)	29%	644	424	(34%)
Periodic net coupon settlements on credit derivatives, before-tax	1	2	(3)	(3)	(4)	NM	(33%)	3	(7)	NM
Other expenses	(65)	(58)	(39)	(50)	(48)	26%	4%	(122)	(98)	20%
Income tax expense	(105)	(39)	(236)	(97)	(87)	17%	10%	(277)	(184)	34%

Ongoing Operations core earnings	281	160	434	297	263	(6%)	(11%)	681	560	(18%)

Other Operations core earnings (losses) [4]	2	(4)	18	24	(51)	NM	NM	28	(27)	NM

Total Property & Casualty core earnings	283	156	452	321	212	(25%)	(34%)	709	533	(25%)

Total Corporate core losses [3]	(37)	(37)	(399)	(115)	(83)	(124%)	28%	(64)	(198)	NM

CONSOLIDATED
Core earnings (losses)	696	(422)	(208)	(1,175)	622	(11%)	NM	1,488	(553)	NM
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [5]	(153)	(2,209)	(598)	(34)	(637)	NM	NM	(800)	(671)	16%

Net income (loss)	$543	$(2,631)	$(806)	$(1,209)	$(15)	NM	99%	$688	$(1,224)	NM

PER SHARE DATA [6]
Diluted earnings (losses) per share
Core earnings (losses) available to common shareholders	$2.22	$(1.40)	$(0.72)	$(3.66)	$1.90	(14%)	NM	$4.73	$(1.72)	NM
Net income (loss) available to common shareholders	$1.73	$(8.74)	$(2.71)	$(3.77)	$(0.06)	NM	99%	$2.19	$(3.80)	NM

[1]	Included in the three months and six months ended June 30, 2009 are restructuring charges of $54, after-tax.

[2]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3Win product on amortization of deferred policy acquisition costs and policyholder benefits and additional 3Win related charges recorded in the three months ended March 31, 2009 of $40. See Note 2 on page L-26 for additional information on the 3Win Trigger.

[3]	As a result of goodwill testing performed during the three months ended December 31, 2008, the Company wrote off goodwill of $274 and $323, after-tax, in Life and Corporate, respectively. Goodwill testing during the three months ended March 31, 2009 resulted in a goodwill impairment of $32 in Corporate.

[4]	The three months ended June 30, 2008 included an asbestos reserve increase of $33, after-tax. The three months ended September 30, 2008 included an environmental reserve increase of $34, after-tax. The three months ended June 30, 2009 included net asbestos reserve strengthening of $90, after-tax, partially offset by a decrease in the allowance for uncollectible reinsurance of $13, after-tax.

[5]	Includes those net realized capital losses not included in core earnings (losses). See pages C-9 and C-10 for further analysis.

[6]	See page C-8 for reconciliation of net income (loss) per share to core earnings (losses) per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change

LIFE
Retail Products Group
Individual Annuity	$189	$169	$(198)	$65	$61	(68%)	(6%)	$363	$126	(65%)
Other Retail	14	14	(2)	1	5	(64%)	NM	27	6	(78%)

Total Retail Products Group	203	183	(200)	66	66	(67%)	—	390	132	(66%)
Individual Life	43	45	26	26	41	(5%)	58%	84	67	(20%)

Total Individual Markets Group	246	228	(174)	92	107	(57%)	16%	474	199	(58%)

Group Benefits	85	100	90	66	41	(52%)	(38%)	155	107	(31%)
Retirement Plans	33	12	(3)	—	6	(82%)	NM	50	6	(88%)

Total Employer Markets Group	118	112	87	66	47	(60%)	(29%)	205	113	(45%)

International Markets Group	64	50	(110)	(31)	32	(50%)	NM	131	1	(99%)

Institutional Solutions Group	27	1	(40)	(20)	(5)	NM	75%	49	(25)	NM

Other [1]	(5)	—	(24)	5	(46)	NM	NM	(16)	(41)	(156%)

Total Life core earnings (losses) excluding DAC-unlock [1][2][3]	450	391	(261)	112	135	(70%)	21%	843	247	(71%)
DAC Unlock	—	(932)	—	(1,493)	358	NM	NM	—	(1,135)	—

Total Life core earnings (losses) [1][2][3]	450	(541)	(261)	(1,381)	493	10%	NM	843	(888)	NM

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development:
Personal Lines	116	126	130	127	100	(14%)	(21%)	243	227	(7%)
Small Commercial	102	93	157	98	107	5%	9%	228	205	(10%)
Middle Market	15	12	79	27	42	180%	56%	63	69	10%
Specialty Commercial	7	4	11	(1)	(10)	NM	NM	23	(11)	NM

Total Ongoing Operations underwriting results before catastrophes and prior year development	240	235	377	251	239	—	(5%)	557	490	(12%)
Catastrophes, excluding prior year development [4]	(171)	(356)	3	(65)	(142)	17%	(118%)	(221)	(207)	6%
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	1	11	6	(5)	3	NM	NM	12	(2)	NM
Other loss and loss adjustment expenses	38	66	189	73	56	47%	(23%)	78	129	65%

Total Ongoing Operations underwriting results	108	(44)	575	254	156	44%	(39%)	426	410	(4%)
Net servicing income	8	14	10	8	7	(13%)	(13%)	7	15	114%
Net investment income	334	285	127	185	239	(28%)	29%	644	424	(34%)
Periodic net coupon settlements on credit derivatives, before-tax	1	2	(3)	(3)	(4)	NM	(33%)	3	(7)	NM
Other expenses	(65)	(58)	(39)	(50)	(48)	26%	4%	(122)	(98)	20%
Income tax expense	(105)	(39)	(236)	(97)	(87)	17%	10%	(277)	(184)	34%

Ongoing Operations core earnings	281	160	434	297	263	(6%)	(11%)	681	560	(18%)

Other Operations core earnings (losses) [5]	2	(4)	18	24	(51)	NM	NM	28	(27)	NM

Total Property & Casualty core earnings	283	156	452	321	212	(25%)	(34%)	709	533	(25%)

CORPORATE
Total Corporate core losses [3]	(37)	(37)	(399)	(115)	(83)	(124%)	28%	(64)	(198)	NM

CONSOLIDATED
Core earnings (losses)	696	(422)	(208)	(1,175)	622	(11%)	NM	1,488	(553)	NM
Add: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses) [6]	(153)	(2,209)	(598)	(34)	(637)	NM	NM	(800)	(671)	16%

Net income (loss)	$543	$(2,631)	$(806)	$(1,209)	$(15)	NM	99%	$688	$(1,224)	NM

[1]	Included in the three months and six months ended June 30, 2009 are restructuring charges of $54, after-tax.

[2]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3Win product on amortization of deferred policy acquisition costs and policyholder benefits and additional 3Win related charges recorded in the three months ended March 31, 2009 of $40. See Note 2 on page L-26 for additional information on the 3Win Trigger.

[3]	As a result of goodwill testing performed during the three months ended December 31, 2008, the Company wrote off goodwill of $274 and $323, after-tax, in Life and Corporate, respectively. Goodwill testing during the three months ended March 31, 2009 resulted in a goodwill impairment of $32 in Corporate.

[4]	The three months ended September 30, 2008 included catastrophe treaty reinstatement premium, catastrophe losses, and assessments from the Texas Windstorm Insurance Association, totaling $277, primarily related to hurricane Ike.

[5]	The three months ended June 30, 2008 included an asbestos reserve increase of $33, after-tax. The three months ended September 30, 2008 included an environmental reserve increase of $34, after-tax. The three months ended June 30, 2009 included an asbestos reserve increase of $90, after-tax, partially offset by a decrease in the allowance for uncollectible reinsurance of $13, after-tax.

[6]	Includes those net realized capital losses not included in core earnings (losses). See pages C-9 and C-10 for further analysis.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2008 AND 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Earned premiums	$1,305	$1,114	(15%)	$2,586	$2,478	(4%)	$—	$—	—	$3,891	$3,592	(8%)
Fee income	1,381	1,059	(23%)	—	—	—	5	3	(40%)	1,386	1,062	(23%)
Net investment income:
Securities available-for-sale and other	829	739	(11%)	391	280	(28%)	10	2	(80%)	1,230	1,021	(17%)
Equity securities held for trading [1]	1,153	2,523	119%	—	—	—	—	—	—	1,153	2,523	119%

Total net investment income	1,982	3,262	65%	391	280	(28%)	10	2	(80%)	2,383	3,544	49%
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(124)	(449)	NM	(40)	(113)	(183%)	—	—	—	(164)	(562)	NM
OTTI losses transferred to other comprehensive income	—	183	NM	—	65	NM	—	—	—	—	248	NM

Net OTTI losses recognized in earnings	(124)	(266)	(115%)	(40)	(48)	(20%)	—	—	—	(164)	(314)	(91%)
Net realized capital losses, excluding OTTI losses recognized in earnings	(104)	(63)	39%	(11)	(30)	(173%)	(3)	(274)	NM	(118)	(367)	NM

Total net realized capital losses	(228)	(329)	(44%)	(51)	(78)	(53%)	(3)	(274)	NM	(282)	(681)	(141%)
Other revenues	—	—	—	125	120	(4%)	—	—	—	125	120	(4%)

Total revenues	4,440	5,106	15%	3,051	2,800	(8%)	12	(269)	NM	7,503	7,637	2%

Benefits, losses and loss adjustment expenses	1,760	1,354	(23%)	1,826	1,738	(5%)	—	—	—	3,586	3,092	(14%)
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	1,153	2,523	119%	—	—	—	—	—	—	1,153	2,523	119%
Amortization of deferred policy acquisition costs and present value of future profits	285	156	(45%)	521	518	(1%)	—	—	—	806	674	(16%)
Insurance operating costs and expenses	858	769	(10%)	189	190	1%	—	—	—	1,047	959	(8%)
Interest expense	1	—	(100%)	—	—	—	76	119	57%	77	119	55%
Other expenses [2]	4	75	NM	182	163	(10%)	(4)	14	NM	182	252	38%

Total benefits and expenses	4,061	4,877	20%	2,718	2,609	(4%)	72	133	85%	6,851	7,619	11%

Income (loss) before income taxes	379	229	(40%)	333	191	(43%)	(60)	(402)	NM	652	18	(97%)

Income tax expense (benefit)	45	53	18%	84	18	(79%)	(20)	(38)	(90%)	109	33	(70%)

Net income (loss)	334	176	(47%)	249	173	(31%)	(40)	(364)	NM	543	(15)	NM

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	(116)	(317)	(173%)	(34)	(39)	(15%)	(3)	(281)	NM	(153)	(637)	NM

Core earnings (losses)	$450	$493	10%	$283	$212	(25%)	$(37)	$(83)	(124%)	$696	$622	(11%)

[1]	Includes investment income and mark-to-market effects of equity securities held for trading supporting the International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The three months ended June 30, 2008 included $4, $11, and $(15) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2008 AND 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Earned premiums	$2,534	$2,432	(4%)	$5,200	$4,989	(4%)	$—	$—	—	$7,734	$7,421	(4%)
Fee income	2,713	2,223	(18%)	—	—	—	10	6	(40%)	2,723	2,229	(18%)
Net investment income (loss):
Securities available-for-sale and other	1,648	1,428	(13%)	756	505	(33%)	19	8	(58%)	2,423	1,941	(20%)
Equity securities held for trading [1]	(2,425)	1,799	NM	—	—	—	—	—	—	(2,425)	1,799	NM

Total net investment income (loss)	(777)	3,227	NM	756	505	(33%)	19	8	(58%)	(2)	3,740	NM
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(355)	(634)	(79%)	(113)	(149)	(32%)	—	(3)	NM	(468)	(786)	(68%)
OTTI losses transferred to other comprehensive income	—	183	NM	—	65	NM	—	—	—	—	248	NM

Net OTTI losses recognized in earnings	(355)	(451)	(27%)	(113)	(84)	26%	—	(3)	NM	(468)	(538)	(15%)
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	(1,093)	487	NM	(90)	(317)	NM	(2)	(229)	NM	(1,185)	(59)	95%

Total net realized capital gains (losses)	(1,448)	36	NM	(203)	(401)	(98%)	(2)	(232)	NM	(1,653)	(597)	64%
Other revenues	—	—	—	245	238	(3%)	—	—	—	245	238	(3%)

Total revenues	3,022	7,918	162%	5,998	5,331	(11%)	27	(218)	NM	9,047	13,031	44%

Benefits, losses and loss adjustment expenses	3,478	4,413	27%	3,465	3,316	(4%)	—	—	—	6,943	7,729	11%
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	(2,425)	1,799	NM	—	—	—	—	—	—	(2,425)	1,799	NM
Amortization of deferred policy acquisition costs and present value of future profits	230	1,892	NM	1,044	1,041	—	—	—	—	1,274	2,933	130%
Insurance operating costs and expenses	1,655	1,506	(9%)	342	351	3%	—	—	—	1,997	1,857	(7%)
Interest expense	2	—	(100%)	—	—	—	142	239	68%	144	239	66%
Goodwill impairment	—	—	—	—	—	—	—	32	NM	—	32	NM
Other expenses [2]	23	90	NM	362	322	(11%)	(14)	29	NM	371	441	19%

Total benefits and expenses	2,963	9,700	NM	5,213	5,030	(4%)	128	300	134%	8,304	15,030	81%

Income (loss) before income taxes	59	(1,782)	NM	785	301	(62%)	(101)	(518)	NM	743	(1,999)	NM

Income tax expense (benefit)	(120)	(700)	NM	210	16	(92%)	(35)	(91)	(160%)	55	(775)	NM

Net income (loss)	179	(1,082)	NM	575	285	(50%)	(66)	(427)	NM	688	(1,224)	NM

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	(664)	(194)	71%	(134)	(248)	(85%)	(2)	(229)	NM	(800)	(671)	16%

Core earnings (losses)	$843	$(888)	NM	$709	$533	(25%)	$(64)	$(198)	NM	$1,488	$(553)	NM

[1]	Includes investment income and mark-to-market effects of equity securities held for trading supporting the International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The six months ended June 30, 2008 included $13, $21, and $(34) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2008 AND JUNE 30, 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Dec. 31,	Jun. 30,		Dec. 31,	Jun. 30,		Dec. 31,	Jun. 30,		Dec. 31,	Jun. 30,
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Investments
Fixed maturities, available-for-sale, at fair value	$45,182	$43,980	(3%)	$19,775	$20,773	5%	$155	$115	(26%)	$65,112	$64,868	—
Equity securities, trading, at fair value	30,820	30,813	—	—	—	—	—	—	—	30,820	30,813	—
Equity securities, available-for-sale, at fair value	711	642	(10%)	674	586	(13%)	73	80	10%	1,458	1,308	(10%)
Policy loans, at outstanding balance	2,208	2,204	—	—	—	—	—	—	—	2,208	2,204	—
Mortgage loans on real estate	5,684	5,503	(3%)	785	731	(7%)	—	288	NM	6,469	6,522	1%
Limited partnerships and other alternative investments	1,129	875	(22%)	1,166	963	(17%)	—	—	—	2,295	1,838	(20%)
Other investments	1,473	954	(35%)	207	114	(45%)	43	39	(9%)	1,723	1,107	(36%)
Short-term investments	6,937	7,365	6%	1,597	1,459	(9%)	1,488	3,877	161%	10,022	12,701	27%

Total investments	94,144	92,336	(2%)	24,204	24,626	2%	1,759	4,399	150%	120,107	121,361	1%
Cash	1,648	2,196	33%	162	358	121%	1	4	NM	1,811	2,558	41%
Premiums receivable and agents’ balances	407	374	(8%)	3,197	3,136	(2%)	—	—	—	3,604	3,510	(3%)
Reinsurance recoverables	2,918	2,549	(13%)	3,439	3,299	(4%)	—	—	—	6,357	5,848	(8%)
Deferred policy acquisition costs and present value of future profits	11,988	10,529	(12%)	1,260	1,251	(1%)	—	—	—	13,248	11,780	(11%)
Deferred income taxes	2,183	2,528	16%	2,435	2,165	(11%)	621	628	1%	5,239	5,321	2%
Goodwill	462	470	2%	149	149	—	449	585	30%	1,060	1,204	14%
Property and equipment, net	400	355	(11%)	675	669	(1%)	—	—	—	1,075	1,024	(5%)
Other assets	3,557	1,700	(52%)	1,159	1,273	10%	182	175	(4%)	4,898	3,148	(36%)
Separate account assets	130,184	133,946	3%	—	—	—	—	—	—	130,184	133,946	3%

Total assets	$247,891	$246,983	—	$36,680	$36,926	1%	$3,012	$5,791	92%	$287,583	$289,700	1%

Future policy benefits, unpaid losses and loss adjustment expenses	$16,747	$18,153	8%	$21,933	$21,902	—	$—	$—	—	$38,680	$40,055	4%
Other policyholder funds and benefits payable	53,753	49,257	(8%)	—	—	—	—	—	—	53,753	49,257	(8%)
Other policyholder funds and benefits payable - International variable annuities	30,799	30,793	—	—	—	—	—	—	—	30,799	30,793	—
Unearned premiums	138	145	5%	5,244	5,191	(1%)	(3)	(3)	—	5,379	5,333	(1%)
Debt	92	67	(27%)	—	—	—	6,129	5,765	(6%)	6,221	5,832	(6%)
Consumer notes	1,210	1,199	(1%)	—	—	—	—	—	—	1,210	1,199	(1%)
Other liabilities	7,297	5,463	(25%)	2,914	2,052	(30%)	1,786	2,308	29%	11,997	9,823	(18%)
Separate account liabilities	130,184	133,946	3%	—	—	—	—	—	—	130,184	133,946	3%

Total liabilities	240,220	239,023	—	30,091	29,145	(3%)	7,912	8,070	2%	278,223	276,238	(1%)

Equity excluding AOCI, net of tax	12,095	12,112	—	8,675	9,328	8%	(3,982)	(1,388)	65%	16,788	20,052	19%
AOCI, net of tax	(4,516)	(4,172)	8%	(2,086)	(1,547)	26%	(918)	(891)	3%	(7,520)	(6,610)	12%

Total stockholders’ equity	7,579	7,940	5%	6,589	7,781	18%	(4,900)	(2,279)	53%	9,268	13,442	45%
Noncontrolling Interest	92	20	(78%)	—	—	—	—	—	—	92	20	(78%)

Total equity	7,671	7,960	4%	6,589	7,781	18%	(4,900)	(2,279)	53%	9,360	13,462	44%

Total liabilities and equity	$247,891	$246,983	—	$36,680	$36,926	1%	$3,012	$5,791	92%	$287,583	$289,700	1%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month
	2008	2008	2008	2009	2009	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$1,353	$927	$398	$419	$342	(75%)	(18%)
Capital lease obligations	67	68	68	—	—	(100%)	—
Senior notes	4,051	4,052	4,052	4,052	3,778	(7%)	(7%)
Junior subordinated debentures	500	500	1,703	1,705	1,712	NM	—

Total debt [1]	$5,971	$5,547	$6,221	$6,176	$5,832	(2%)	(6%)

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$19,604	$16,712	$16,788	$15,661	$20,052	2%	28%
AOCI, net of tax	(2,780)	(4,155)	(7,520)	(7,801)	(6,610)	(138%)	15%

Total stockholders’ equity	$16,824	$12,557	$9,268	$7,860	$13,442	(20%)	71%

CAPITALIZATION
Total capitalization including AOCI, net of tax	$22,795	$18,104	$15,489	$14,036	$19,274	(15%)	37%

Total capitalization excluding AOCI, net of tax	$25,575	$22,259	$23,009	$21,837	$25,884	1%	19%

DEBT TO CAPITALIZATION RATIOS [1]
Ratio Including AOCI
Total debt to capitalization	26.2%	30.6%	40.2%	44.0%	30.3%	4.1	(13.7)

Ratios Excluding AOCI
Total debt to capitalization	23.3%	24.9%	27.0%	28.3%	22.5%	(0.8)	(5.8)

Total adjusted debt to capitalization [2] [3] [4] [5] [6]	25.0%	27.0%	27.7%	28.8%	32.7%	7.7	3.9

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $1,113, $1,225, $1,210, $1,202, and $1,199 as of June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, and June 30, 2009, respectively.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $0.9 billion, $1.0 billion, $1.5 billion, $1.4 billion, and $1.4 billion for the three months ended June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, and June 30, 2009, respectively.

[3]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit for the junior subordinated debentures.

[4]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit for the discount value of the Allianz transaction.

[5]	Reflects the assignment by certain rating agencies in the leverage calculation of 25% equity credit related to the preferred stock of the CPP transaction.

[6]	Reflects a rating agency assignment to adjust equity for pension related amounts that are included in AOCI.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE LOSS

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED

As of June 30, 2009

Fixed maturities net unrealized loss	$(4,364)	$(1,558)	$—	$(5,922)
Equities net unrealized gain (loss)	(155)	18	1	(136)
Other-than-temporary impairment losses transferred to AOCI	(83)	(42)	—	(125)
Net deferred gain on cash-flow hedging instruments	264	11	1	276

Total net unrealized gain (loss) [1]	(4,338)	(1,571)	2	(5,907)
Foreign currency translation adjustments	166	11	—	177
Pension and other postretirement adjustment	—	13	(893)	(880)

Total accumulated other comprehensive loss	$(4,172)	$(1,547)	$(891)	$(6,610)

As of December 31, 2008
Fixed maturities net unrealized loss	$(5,196)	$(2,221)	$(2)	$(7,419)
Equities net unrealized gain (loss)	(148)	85	(4)	(67)
Net deferred gain on cash-flow hedging instruments	611	31	2	644

Total net unrealized loss	(4,733)	(2,105)	(4)	(6,842)
Foreign currency translation adjustments	217	5	—	222
Pension and other postretirement adjustment	—	14	(914)	(900)

Total accumulated other comprehensive loss	$(4,516)	$(2,086)	$(918)	$(7,520)

[1]	Includes FSP FAS 115-2 impact of $(579), $(333), and $(912) in Life, P&C, and Consolidated, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER COMMON SHARE

	THREE MONTHS ENDED					SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	JUNE 30,
	2008	2008	2008	2009	2009	2008	2009
Numerator:
Net income (loss)	$543	$(2,631)	$(806)	$(1,209)	$(15)	$688	$(1,224)
Less: preferred dividends	—	—	8	—	3	—	3

Net income (loss) available to common shareholders	543	(2,631)	(814)	(1,209)	(18)	688	(1,227)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(153)	(2,209)	(598)	(34)	(637)	(800)	(671)

Core earnings (losses) available to common shareholders	696	(422)	(216)	(1,175)	619	1,488	(556)

Denominator:
Weighted average common shares outstanding (basic)	311.7	301.1	300.2	320.8	325.4	312.7	323.1
Add: Weighted average common shares assuming conversion of outstanding preferred shares to common	—	—	20.1	—	—	—	—

Weighted average common assuming conversion of outstanding preferred shares to common (Core basic)	311.7	301.1	320.3	320.8	325.4	312.7	323.1
Dilutive effect of stock compensation	1.4	1.0	0.6	0.7	0.7	1.7	0.7
Dilutive effect of CPP Warrants [1]	—	—	—	—	0.5	—	0.2
Dilutive effect of Allianz warrants [2]	—	—	—	—	—	—	—

Weighted average common shares outstanding and dilutive potential common shares (diluted)	313.1	302.1	320.9	321.5	326.6	314.4	324.0

Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$1.74	$(8.74)	$(2.71)	$(3.77)	$(0.06)	$2.20	$(3.80)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(0.49)	(7.34)	(1.99)	(0.11)	(1.96)	(2.56)	(2.08)

Core earnings (losses) available to common shareholders [3]	2.23	(1.40)	(0.72)	(3.66)	1.90	4.76	(1.72)

Diluted earnings (losses) per common share [4]
Net income (loss) available to common shareholders	$1.73	$(8.74)	$(2.71)	$(3.77)	$(0.06)	$2.19	$(3.80)
Less: Net realized capital losses, net of tax and DAC, excluded from core earnings (losses)	(0.49)	(7.34)	(1.99)	(0.11)	(1.96)	(2.54)	(2.08)

Core earnings (losses) available to common shareholders	2.22	(1.40)	(0.72)	(3.66)	1.90	4.73	(1.72)

[1]	The Hartford issued 52.1 million warrants to purchase The Hartford Common Stock to the U.S. Department of the Treasury on June 26, 2009 at a strike price of $9.79.

[2]	The Hartford issued 69.1 million warrants to purchase The Hartford Common Stock to Allianz on October 17, 2008 at a strike price of $25.32. There is no dilutive effect as the warrants were not in-the-money for the periods presented.

[3]	Due to the core loss for the quarter ended December 31, 2008, weighted average common shares outstanding of 300.2 are used in the calculation of Core-Basic loss per share, since the preferred shareholders do not have a contractual obligation to fund the net losses of the Company.

[4]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding are used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER TAX AND DAC
THREE MONTHS ENDED JUNE 30, 2008 AND 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Net Realized Capital Gains (Losses), After Tax and DAC

Gains/losses on sales, net	$4	$(78)	NM	$12	$22	83%	$—	$—	—	$16	$(56)	NM
Impairments	(62)	(176)	(184%)	(26)	(31)	(19%)	—	—	—	(88)	(207)	(135%)
Japanese fixed annuity contract hedges, net [1]	(6)	(4)	33%	—	—	—	—	—	—	(6)	(4)	33%
Results of variable annuity hedge program
GMWB derivatives, net [2]	(6)	323	NM	—	—	—	—	—	—	(6)	323	NM
Macro hedge	—	(333)	NM	—	—	—	—	—	—	—	(333)	NM

Total results of variable annuity hedge program	(6)	(10)	(67%)	—	—	—	—	—	—	(6)	(10)	(67%)
Other net gain (loss) [3]	(50)	(59)	(18%)	(19)	(32)	(68%)	(3)	(281)	NM	(72)	(372)	NM

Total net realized capital gains (losses), after tax and DAC	(120)	(327)	(173%)	(33)	(41)	(24%)	(3)	(281)	NM	(156)	(649)	NM

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After Tax and DAC

Total net realized capital gains (losses)	$(120)	$(327)	(173%)	$(33)	$(41)	(24%)	$(3)	$(281)	NM	$(156)	$(649)	NM
Less: total net realized capital losses included in core earnings (losses)	(4)	(10)	(150%)	1	(2)	NM	—	—	—	(3)	(12)	NM

Total net realized capital gains (losses), after tax and DAC, excluded from core earnings (losses)	$(116)	$(317)	(173%)	$(34)	$(39)	(15%)	$(3)	$(281)	NM	$(153)	$(637)	NM

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain of $33 and loss of $3 would have been recognized as an adjustment to this amount in the three months ended June 30, 2008 and 2009, respectively.

[2]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[3]	Other net gain (loss) includes approximately $300 in losses related to contingent obligations associated with the Allianz transaction, recorded in Corporate for the three months ended June 30, 2009. Other net gain (loss) also includes changes in fair value on non-qualifying derivatives, foreign currency gains and losses related to the internal reinsurance of the Japan variable annuity business which is offset in AOCI, valuation allowances for impaired mortgage loans and other investment gains and losses recorded in Life, P&C, and Corporate for the three months ended June 30, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER TAX AND DAC
SIX MONTHS ENDED JUNE 30, 2008 AND 2009

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change
Net Realized Capital Gains (Losses), After Tax and DAC

Gains/losses on sales, net	$(40)	$(207)	NM	$(20)	$(147)	NM	$(1)	$—	100%	$(61)	$(354)	NM
Impairments	(206)	(291)	(41%)	(73)	(55)	25%	—	(2)	NM	(279)	(348)	(25%)
Japanese fixed annuity contract hedges, net [1]	(15)	23	NM	—	—	—	—	—	—	(15)	23	NM
SFAS 157 transition impact [2]	(220)	—	100%	—	—	—	—	—	—	(220)	—	100%
Results of variable annuity hedge program
GMWB derivatives, net [3]	(47)	557	NM	—	—	—	—	—	—	(47)	557	NM
Macro hedge	—	(228)	NM	—	—	—	—	—	—	—	(228)	NM

Total results of variable annuity hedge program	(47)	329	NM	—	—	—	—	—	—	(47)	329	NM
Other net gain (loss) [4]	(142)	(68)	52%	(39)	(50)	(28%)	(1)	(227)	NM	(182)	(345)	(90%)

Total net realized capital gains (losses), after tax and DAC	(670)	(214)	68%	(132)	(252)	(91%)	(2)	(229)	NM	(804)	(695)	14%

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After Tax and DAC

Total net realized capital gains (losses)	$(670)	$(214)	68%	$(132)	$(252)	(91%)	$(2)	$(229)	NM	$(804)	$(695)	14%
Less: total net realized capital losses included in core earnings (losses)	(6)	(20)	NM	2	(4)	NM	—	—	—	(4)	(24)	NM

Total net realized capital gains (losses), after tax and DAC, excluded from core earnings (losses)	$(664)	$(194)	71%	$(134)	$(248)	(85%)	$(2)	$(229)	NM	$(800)	$(671)	16%

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain of $25 and $1 would have been recognized as an adjustment to this amount in the six months ended June 30, 2008 and 2009, respectively.

[2]	Includes SFAS 157 implementation losses related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[3]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[4]	Other net gain (loss) includes approximately $300 in losses related to contingent obligations associated with the Allianz transaction, recorded in Corporate for the three months ended June 30, 2009. Other net gain (loss) also includes changes in fair value on non-qualifying derivatives, foreign currency gains and losses related to the internal reinsurance of the Japan variable annuity business which is offset in AOCI, valuation allowances for impaired mortgage loans and other investment gains and losses recorded in Life, P&C, and Corporate for the three months ended June 30, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,
	2008	2008	2008	2009	2009

Numerator [1]:
Net income (loss) available to common shareholders — last 12 months	$2,134	$(1,348)	$(2,749)	$(4,103)	$(4,672)
Core earnings (losses) available to common shareholders — last 12 months	$3,388	$1,906	$858	$(1,109)	$(1,194)

Denominator [2]:
Average common stockholder equity, including AOCI	17,736.0	15,753.5	14,236.0	12,848.0	13,672.5
Less: Average AOCI	(1,690.5)	(2,410.5)	(4,189.0)	(5,013.0)	(4,695.0)

Average common stockholder equity, excluding AOCI	19,426.5	18,164.0	18,425.0	17,861.0	18,367.5

ROE (net income (loss) last 12 months to common stockholder equity including AOCI)	12.0%	(8.6%)	(19.3%)	(31.9%)	(34.2%)
ROE (core earnings (losses) last 12 months to common stockholder equity excluding AOCI)	17.4%	10.5%	4.7%	(6.2%)	(6.5%)

[1]	For a reconciliation of net income to core earnings, see page C-2.

[2]	Average equity is calculated by taking the sum of common stockholder equity at the beginning of the twelve month period and common stockholder equity at the end of the twelve month period and dividing by 2.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
REVENUES
Retail Products Group
Individual Annuity [1]	$721	$714	$548	$581	$496	(31%)	(15%)	$1,443	$1,077	(25%)
Other Retail	222	205	154	138	156	(30%)	13%	435	294	(32%)

Total Retail Products Group	943	919	702	719	652	(31%)	(9%)	1,878	1,371	(27%)
Individual Life [1]	310	288	275	352	303	(2%)	(14%)	601	655	9%

Total Individual Markets Group	1,253	1,207	977	1,071	955	(24%)	(11%)	2,479	2,026	(18%)

Group Benefits	1,213	1,219	1,197	1,228	1,176	(3%)	(4%)	2,393	2,404	—
Retirement Plans	188	182	149	148	158	(16%)	7%	345	306	(11%)

Total Employer Markets Group	1,401	1,401	1,346	1,376	1,334	(5%)	(3%)	2,738	2,710	(1%)

International Markets Group [1]	264	249	267	219	249	(6%)	14%	522	468	(10%)

Institutional Solutions Group	559	522	441	440	330	(41%)	(25%)	1,082	770	(29%)

Other	38	39	(24)	37	35	(8%)	(5%)	78	72	(8%)

Core revenues before net investment income (loss) on equity securities held for trading	3,515	3,418	3,007	3,143	2,903	(17%)	(8%)	6,899	6,046	(12%)

Net investment income (loss) on equity securities held for trading [2]	1,153	(3,415)	(4,500)	(724)	2,523	119%	NM	(2,425)	1,799	NM

Total core revenues	$4,668	$3	$(1,493)	$2,419	$5,426	16%	124%	$4,474	$7,845	75%
Net realized gains (losses), before tax and DAC, excluded from core revenues [1]	(228)	(2,007)	(675)	393	(320)	(40%)	NM	(1,452)	73	NM

Total revenues	$4,440	$(2,004)	$(2,168)	$2,812	$5,106	15%	82%	$3,022	$7,918	162%

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity [3] [4]	$189	$(552)	$(198)	$(924)	$307	62%	NM	$363	$(617)	NM
Other Retail [3]	14	13	(2)	1	5	(64%)	NM	27	6	(78%)

Total Retail Products Group	203	(539)	(200)	(923)	312	54%	NM	390	(611)	NM
Individual Life [3]	43	8	26	—	43	—	—	84	43	(49%)

Total Individual Markets Group	246	(531)	(174)	(923)	355	44%	NM	474	(568)	NM

Group Benefits	85	100	90	66	41	(52%)	(38%)	155	107	(31%)
Retirement Plans [3]	33	(36)	(3)	(54)	6	(82%)	NM	50	(48)	NM

Total Employer Markets Group	118	64	87	12	47	(60%)	NM	205	59	(71%)

International Markets Group [3] [5] [6]	64	(75)	(110)	(455)	142	122%	NM	131	(313)	NM

Institutional Solutions Group [3]	27	1	(40)	(20)	(5)	NM	75%	49	(25)	NM

Other [7]	(5)	—	(24)	5	(46)	NM	NM	(16)	(41)	(156%)

Core earnings	450	(541)	(261)	(1,381)	493	10%	NM	843	(888)	NM

Net realized gains (losses), net of tax and DAC, excluded from core earnings [3]	(116)	(1,274)	(546)	123	(317)	(173%)	NM	(664)	(194)	71%

Net income (loss)	$334	$(1,815)	$(807)	$(1,258)	$176	(47%)	NM	$179	$(1,082)	NM

Stockholders’ ROE (core earnings last 12 months to equity excluding AOCI) [8]	20.6%	7.5%	(0.6%)	(21.2%)	(19.0%)	(39.6)	2.2
Assets under management	$362,509	$333,305	$298,017	$283,442	$301,672	(17%)	6%
DAC capitalization	$413	$397	$310	$222	$196		(12%)
DAC amortization	$285	$1,404	$542	$1,736	$156		(91%)
DAC and PVFP assets	$11,706	$11,012	$11,988	$10,828	$10,529		(3%)
United States Statutory surplus ($ in billions) [9]	$5.4	$4.7	$6.0	$5.6	$6.1

[1]	See table on page L-5 that summarizes the DAC unlock impacts on core revenues and total revenues for the three months ended September 31, 2008, March 31, 2009 and June 30, 2009.

[2]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuity business in International, principally in Japan. An equal and offsetting amount is recorded in benefits, losses and loss adjustment expenses, and as such has no impact on core earnings or net income.

[3]	See table on page L-5 that summarizes the DAC unlock impacts on core earnings and net income for the three months ended September 31, 2008, March 31, 2009 and June 30, 2009.

[4]	As a result of the goodwill testing performed during the three months ended, December 31, 2008, Individual Annuity wrote-off goodwill of $274, after-tax.

[5]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3 Win product on amortization of deferred policy acquisition costs and policyholder benefits.

[6]	Included an additional 3 Win related charges recorded in the three months ended March 31, 2009 of $40. See Note 2 on page L-26 for additional information on the 3 Win Trigger.

[7]	Includes the after-tax charge of $54 recorded in the three months ended June 30, 2009 for restructuring.

[8]	Core earnings return on equity is calculated using equity attributed to Life using the Company’s capital attribution methodology.

[9]	Estimated United States statutory surplus at June 30, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS EXCLUDING IMPACTS OF DAC UNLOCKS [1]

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
REVENUES
Retail Products Group
Individual Annuity	$721	$685	$548	$509	$532	(26%)	5%	$1,443	$1,041	(28%)
Other Retail	222	205	154	138	156	(30%)	13%	435	294	(32%)

Total Retail Products Group	943	890	702	647	688	(27%)	6%	1,878	1,335	(29%)
Individual Life	310	314	275	289	305	(2%)	6%	601	594	(1%)

Total Individual Markets Group	1,253	1,204	977	936	993	(21%)	6%	2,479	1,929	(22%)

Group Benefits	$1,213	$1,219	$1,197	$1,228	$1,176	(3%)	(4%)	$2,393	$2,404	—
Retirement Plans	188	182	149	148	158	(16%)	7%	345	306	(11%)

Total Employer Markets Group	1,401	1,401	1,346	1,376	1,334	(5%)	(3%)	2,738	2,710	(1%)

International Markets Group	264	256	267	220	243	(8%)	10%	522	463	(11%)

Institutional Solutions Group	559	522	441	440	330	(41%)	(25%)	1,082	770	(29%)

Other	38	39	(24)	37	35	(8%)	(5%)	78	72	(8%)

Core revenues before net investment income (loss) on equity securities held for trading	3,515	3,422	3,007	3,009	2,935	(17%)	(2%)	6,899	5,944	(14%)

Net investment income (loss) and other on equity securities held for trading	1,153	(3,415)	(4,500)	(724)	2,523	119%	NM	(2,425)	1,799	NM

Total core revenues, excluding impacts of DAC unlock	$4,668	$7	$(1,493)	$2,285	5,458	17%	139%	$4,474	7,743	73%
DAC unlock impacts on revenues	—	8	—	150	(36)	—	NM	—	114	—
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(228)	(2,019)	(675)	377	(316)	(39%)	NM	(1,452)	61	NM

Total revenues	$4,440	$(2,004)	$(2,168)	$2,812	$5,106	15%	82%	$3,022	$7,918	162%

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity	$189	$169	$(198)	$65	$61	(68%)	(6%)	363	$126	(65%)
Other Retail	14	14	(2)	1	5	(64%)	NM	27	6	(78%)

Total Retail Products Group	203	183	(200)	66	66	(67%)	—	390	132	(66%)
Individual Life	43	45	26	26	41	(5%)	58%	84	67	(20%)

Total Individual Markets Group	246	228	(174)	92	107	(57%)	16%	474	199	(58%)

Group Benefits	$85	$100	$90	$66	$41	(52%)	(38%)	155	$107	(31%)
Retirement Plans	33	12	(3)	—	6	(82%)	—	50	6	(88%)

Total Employer Markets Group	118	112	87	66	47	(60%)	(29%)	205	113	(45%)

International Markets Group	64	50	(110)	(31)	32	(50%)	NM	131	1	(99%)

Institutional Solutions Group	27	1	(40)	(20)	(5)	NM	75%	49	(25)	NM

Other	(5)	—	(24)	5	(46)	NM	NM	(16)	(41)	(156%)

Core earnings, excluding impacts of DAC unlock	450	391	(261)	112	135	(70%)	21%	843	247	(71%)

DAC unlock impacts	—	(941)	—	(1,490)	360	—	NM	—	(1,130)	—
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(116)	(1,265)	(546)	120	(319)	(175%)	NM	(664)	(199)	70%

Net income (loss)	$334	$(1,815)	$(807)	$(1,258)	$176	(47%)	NM	$179	$(1,082)	NM

[1]	This page represents financial results as reported on page L-1 excluding the impacts of the unlocks recorded in the three months ended September 30, 2008, March 31, 2009 and June 30, 2009.

L-1a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
REVENUES
Earned premiums [3]	$1,305	$1,335	$1,296	$1,318	$1,114	(15%)	(15%)	$2,534	$2,432	(4%)
Fee income [3]	1,390	1,332	1,081	1,148	1,060	(24%)	(8%)	2,729	2,208	(19%)
Net investment income (loss)
Securities available-for-sale and other	829	759	638	689	739	(11%)	7%	1,648	1,428	(13%)
Equity securities held for trading [1]	1,153	(3,415)	(4,500)	(724)	2,523	119%	NM	(2,425)	1,799	NM

Total net investment income (loss)	1,982	(2,656)	(3,862)	(35)	3,262	65%	NM	(777)	3,227	NM
Net realized capital losses — core	(9)	(8)	(8)	(12)	(10)	(11%)	17%	(12)	(22)	(83%)

Total core revenues	4,668	3	(1,493)	2,419	5,426	16%	124%	4,474	7,845	75%

Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(228)	(2,007)	(675)	393	(320)	(40%)	NM	(1,452)	73	NM

Total revenues	4,440	(2,004)	(2,168)	2,812	5,106	15%	82%	3,022	7,918	162%

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [3]	1,771	2,095	1,829	3,033	1,342	(24%)	(56%)	3,500	4,375	25%
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [1]	1,153	(3,415)	(4,500)	(724)	2,523	119%	NM	(2,425)	1,799	NM
Amortization of deferred policy acquisition costs and present value of future profits [3]	321	1,408	424	1,554	(12)	NM	NM	638	1,542	142%
Goodwill impairment [2]	—	—	422	—	—	—	—	—	—	—
Insurance operating costs and other expenses [4]	863	838	782	755	850	(2%)	13%	1,680	1,605	(4%)

Total benefits and expenses	4,108	926	(1,043)	4,618	4,703	14%	2%	3,393	9,321	175%

CORE EARNINGS
Core earnings before income taxes	560	(923)	(450)	(2,199)	723	29%	NM	1,081	(1,476)	NM
Income tax expense (benefit) [3]	110	(382)	(189)	(818)	230	109%	NM	238	(588)	NM

Core earnings	450	(541)	(261)	(1,381)	493	10%	NM	843	(888)	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [3]	(116)	(1,274)	(546)	123	(317)	(173%)	NM	(664)	(194)	71%

Net income (loss)	334	(1,815)	(807)	(1,258)	176	(47%)	NM	179	(1,082)	NM

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within interest credited.

[2]	As a result of the goodwill testing performed during the three months ended December 31, 2008, the Company wrote-off goodwill of $274, after-tax.

[3]	The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $932 and $941, respectively. The DAC unlock recorded in the three months ended March 31, 2009 decreased core earnings and net income by $1,493 and $1,490, respectively. The DAC unlock recorded in the three months ended June 30, 2009 increased core earnings and net income by $358 and $360, respectively. The effect on each income statement line item is as follows:

	September 30, 2008	March 31, 2009	June 30, 2009
Fee Income	$(9)	$128	$(25)
Earned Premiums	$5	$6	$(7)
Benefits, losses and loss adjustment expense	$325	$1,099	$(345)
Amortization of deferred policy acquisition costs	$1,106	$1,330	$(272)
Income tax expense (benefit)	$(503)	$(802)	$227
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	$(9)	$3	$2

[4]	Includes the before-tax charge of $72 recorded in the three months ended June 30, 2009 for restructuring.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2008	2008	2008	2009	2009	Change	Change
TOTAL ASSETS UNDER MANAGEMENT
Assets
General account	$118,455	$114,838	$117,707	$112,237	$113,037	(5%)	1%
Separate account	170,841	154,029	130,184	124,738	133,946	(22%)	7%

Total assets	289,296	268,867	247,891	236,975	246,983	(15%)	4%
Mutual fund assets	73,213	64,438	50,126	46,467	54,689	(25%)	18%

Total assets under management	$362,509	$333,305	$298,017	$283,442	$301,672	(17%)	6%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2008	2008	2008	2009	2009	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$49,683	$46,292	$45,182	$42,428	$43,980	(11%)	4%
Equity securities, trading, at fair value	36,853	33,655	30,820	27,813	30,813	(16%)	11%
Equity securities, available-for-sale, at fair value	1,194	908	711	525	642	(46%)	22%
Policy loans, at outstanding balance	2,146	2,159	2,208	2,197	2,204	3%	—
Mortgage loans on real estate	5,135	5,460	5,684	5,633	5,503	7%	(2%)
Limited partnerships and other alternative investments	1,407	1,410	1,129	955	875	(38%)	(8%)
Other investments	894	1,308	1,473	2,909	954	7%	(67%)
Short term Investments	2,756	3,793	6,937	8,580	7,365	167%	(14%)

Total investments	100,068	94,985	94,144	91,040	92,336	(8%)	1%

Cash	1,842	1,683	1,648	1,604	2,196	19%	37%
Premiums receivable and agents’ balances	392	390	407	407	374	(5%)	(8%)
Reinsurance recoverables	1,535	2,103	2,918	3,177	2,549	66%	(20%)
Deferred policy acquisition costs and present value of future profits	11,706	11,012	11,988	10,828	10,529	(10%)	(3%)
Deferred income taxes	(135)	1,324	2,183	3,201	2,528	NM	(21%)
Goodwill	867	880	462	470	470	(46%)	—
Property and equipment, net	383	380	400	394	355	(7%)	(10%)
Other assets	1,797	2,081	3,557	1,116	1,700	(5%)	52%
Separate account assets	170,841	154,029	130,184	124,738	133,946	(22%)	7%

Total assets	$289,296	$268,867	$247,891	$236,975	$246,983	(15%)	4%

Future policy benefits, unpaid losses and loss adjustment expenses	$15,772	$16,602	$16,747	$18,562	$18,153	15%	(2%)
Other policyholder funds and benefits payable	46,563	47,208	53,753	52,952	49,257	6%	(7%)
Other policyholder funds payable — International variable annuities	36,822	33,629	30,799	27,793	30,793	(16%)	11%
Unearned premiums	161	163	138	138	145	(10%)	5%
Consumer Notes	1,113	1,225	1,210	1,202	1,199	8%	—
Debt	91	92	92	66	67	(26%)	2%
Other liabilities	7,585	7,691	7,297	5,561	5,463	(28%)	(2%)
Separate account liabilities	170,841	154,029	130,184	124,738	133,946	(22%)	7%

Total liabilities	278,948	260,639	240,220	231,012	239,023	(14%)	3%

Equity excluding AOCI, net of tax	11,888	10,752	12,095	10,839	12,112	2%	12%
AOCI, net of tax	(1,667)	(2,649)	(4,516)	(4,904)	(4,172)	(150%)	15%

Total stockholders’ equity	10,221	8,103	7,579	5,935	7,940	(22%)	34%

Noncontrolling Interest	127	125	92	28	20	(84%)	(29%)

Total equity	10,348	8,228	7,671	5,963	7,960	(23%)	33%

Total liabilities and equity	$289,296	$268,867	$247,891	$236,975	$246,983	(15%)	4%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

							Institutional
	Individual	Other	Individual	Group	Retirement		Solutions
	Annuity	Retail	Life	Benefits	Plans	International	Group	Total
YEAR-TO-DATE
Balance, December 31, 2008	$5,693	$108	$3,027	$81	$877	$2,046	$156	$11,988
Adjustments to unrealized gains and losses on securities available — for — sale and other	(1,277)	(42)	(420)	(1)	(209)	46	—	(1,903)

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	4,416	66	2,607	80	668	2,092	156	10,085
Cumulative effect of accounting changes (Pre-tax) [1]	(4)	—	(19)	—	(31)	(24)	—	(78)
Capitalization	120	21	130	31	60	51	5	418
Amortization — Deferred Policy Acquisition Costs	(206)	(27)	(82)	(29)	(11)	(113)	(7)	(475)
Amortization — Present Value of Future Profits	1	—	(11)	—	—	—	—	(10)
Amortization — Realized Capital Gains / Losses	(347)	—	11	—	16	(19)	—	(339)
Amortization — Unlock — Core	(770)	—	(98)	—	(79)	(111)	—	(1,058)
Amortization — Unlock — Non-core	(4)	—	—	—	(4)	(2)	—	(10)
Effect of Currency Translation Adjustment	—	—	—	—	—	(99)	—	(99)

Balance, June 30, 2009	3,206	60	2,538	82	619	1,775	154	8,434
Adjustments to unrealized gains and losses on securities available — for — sale and other [1]	1,364	—	301	—	387	43	—	2,095

Balance, June 30, 2009 including adjustments to unrealized gains and losses on securities available-for-sale and other	$4,570	$60	$2,839	$82	$1,006	$1,818	$154	$10,529

[1]	Includes the cumulative effect adjustments as a result of the adoption of FSP FAS 115-2. The effect of SFAS 115-2 is offset within the adjustments to unrealized gains and losses on securities, available-for-sale and other.

	THREE MONTHS ENDED,
	Sept. 30,	March 31,	June 30,
	2008	2009	2009
DAC UNLOCK IMPACT ON REVENUES
Individual Annuity	$29	$72	$(36)
Individual Life	(26)	63	(2)
International Markets Group	(7)	(1)	6

Total DAC unlock impact on core revenues	$(4)	$134	$(32)
DAC unlock impact on net realized gains (losses), before tax and DAC, excluded from core	12	16	(4)

Total DAC unlock impact on revenues	$8	$150	$(36)

DAC UNLOCK IMPACT ON CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity	$(721)	$(989)	$246
Other Retail	(1)	—	—

Total Retail Products Group	(722)	(989)	246
Individual Life	(37)	(26)	2

Total Individual Markets Group	(759)	(1,015)	248
Retirement Plans	(48)	(54)	—

Total Employer Markets Group	(48)	(54)	—

International Markets Group	(125)	(424)	110

DAC unlock impact on core earnings	(932)	(1,493)	358

DAC unlock impact on net realized gains (losses), net of tax and DAC, excluded from core earnings	(9)	3	2

Net income (loss)	$(941)	$(1,490)	$360

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

	As of June 30, 2009
		NET AMT AT	% of NAR
	ACCOUNT VALUE	RISK [9]	REINSURED	RETAINED NAR [9]
BREAKDOWN OF INDIVIDUAL VARIABLE AND GROUP ANNUITY ACCOUNT VALUE BY BENEFIT TYPE
Maximum anniversary value (MAV) [1]
MAV only	$25,259	$12,600	67%	$4,164
with 5% rollup [2]	1,835	1,016	59%	413
with Earnings Protection Benefit Rider (EPB) [3]	5,280	2,091	90%	217
with 5% rollup & EPB	729	346	80%	68

Total MAV	33,103	16,053	70%	4,862
Asset Protection Benefit (APB) [4]	25,761	8,334	35%	5,432
Lifetime Income Benefit (LIB) [5]	1,164	407	—%	407
Reset [6] (5-7 years)	3,402	943	—%	942
Return of Premium [7]/Other	18,434	3,124	7%	2,915

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS [10]	$81,864	$28,861	50%	$14,558

Less: General Account Value Subject to U.S. Guaranteed Minimum Death Benefits	6,961

SUBTOTAL SEPARATE ACCOUNT LIABILITIES SUBJECT TO U.S. GUARANTEED MINIMUM DEATH BENEFITS	$74,903

Separate Account Liabilities Not Subject to U.S. Guaranteed Minimum Death Benefits	59,043

TOTAL SEPARATE ACCOUNT LIABILITIES	$133,946

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [8]	29,272	6,904	17%	5,765

	As of	As of	As of	As of	As of
	June 30,	September 30,	December 31,	March 31,	June 30,
	2008	2008	2008	2009	2009
OTHER DATA
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,280.00	1,164.74	903.25	797.87	919.32
Total Account Value	$112,786	$99,118	$81,128	$74,453	$81,864
Retained net amount of risk	4,067	8,565	17,149	18,726	14,558
GMDB net GAAP liability [11]	208	304	275	749	578
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$35,910	$32,706	$29,726	$26,567	$29,272
Retained net amount of risk	1,706	3,716	7,761	7,619	5,765
GMDB/GMIB net GAAP liability [11]	37	178	198	679	525

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greatest of current account value, net premiums paid, or for certain contracts a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 80) paid in a single lump sum. The income benefit is a guarantee to return initial investment, which is adjusted for earnings liquidity, paid through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. The guaranteed remaining balance related to the Japan GMIB was $28.1 billion and $30.6 billion as of June 30, 2009 and December 31, 2008, respectively.

[9]	Net amount at risk is defined as the guaranteed benefit in excess of the current account value. Retained net amount at risk is net amount at risk reduced by that amount which has been reinsured to third parties. Net amount at risk and retained net amount at risk are highly sensitive to equity markets movements for example, as equity market declines, net amount at risk and retained net amount at risk will generally increase.

[10]	Account Value includes the contractholder’s investment in the separate account and the general account.

[11]	For the three months ended September 30, 2008 there was an increase to GMDB/GMIB liability, as a result of the unlock, for U.S. and Japan variable annuity business of $116 and $139, respectively. For the three months ended March 31, 2009 the amounts were $511 and $509, respectively. For the three months ended June 30, 2009 the amounts were $(158) and $(180), respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of June 30, 2009

Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$2,666
Liability for reinsurance in unauthorized companies	(2)

Net statutory reinsurance reserve credit	$2,664

Statutory amounts recoverable from reinsurers	$121

The top ten reinsurers represent $2,586 or 97% of the total statutory reserve credit and amounts recoverable.
•	20% of this amount is with reinsurers rated “A+” by A.M. Best at July 23, 2009.

•	42% of this amount is with reinsurers rated “A” by A.M. Best at July 23, 2009.

•	32% of this amount is with reinsurers rated “A-” by A.M. Best at July 23, 2009.

•	6% of this amount is with reinsurers rated “B++” by A.M. Best at July 23, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	June 30, 2009	December 31, 2008

Statutory Capital and Surplus	$6,068	$6,046
GAAP Adjustments
Investment in subsidiaries	700	2,960
Deferred policy acquisition costs	10,529	11,988
Deferred taxes	1,994	1,461
Benefit reserves	(4,906)	(7,224)
Unrealized losses on investments, net of impairments	(6,982)	(8,465)
Asset valuation reserve and interest maintenance reserve	172	177
Goodwill	403	376
Other, net	(18)	260

GAAP Stockholders’ Equity	$7,960	$7,579

Certain Reclassifications have been made to prior year financial information to conform to current year presentation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable annuity fees	$495	$454	$335	$302	$325	(34%)	8%	$992	$627	(37%)
Other fees [2]	34	59	31	93	(4)	NM	NM	67	89	33%

Total fee income	529	513	366	395	321	(39%)	(19%)	1,059	716	(32%)

Direct premiums	24	29	22	18	26	8%	44%	48	44	(8%)
Reinsurance premiums [2]	(31)	(18)	(24)	(16)	(30)	3%	(88%)	(61)	(46)	25%

Net premiums	(7)	11	(2)	2	(4)	43%	NM	(13)	(2)	85%

Total premiums and other considerations	522	524	364	397	317	(39%)	(20%)	1,046	714	(32%)

Net investment income
Net investment income on G/A assets	210	198	162	169	181	(14%)	7%	419	350	(16%)
Net investment income on assigned capital	20	22	31	13	19	(5%)	46%	39	32	(18%)
Charge for invested capital	(32)	(30)	(7)	2	(16)	50%	NM	(65)	(14)	78%

Total net investment income	198	190	186	184	184	(7%)	—	393	368	(6%)
Net realized capital gains (losses) — core	1	—	(2)	—	(5)	NM	—	4	(5)	NM

Total core revenues	721	714	548	581	496	(31%)	(15%)	1,443	1,077	(25%)
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(71)	(483)	(595)	486	(5)	93%	NM	(830)	481	NM

Total revenues	650	231	(47)	1,067	491	(24%)	(54%)	613	1,558	154%

Benefits and Expenses
Benefits and losses
Death benefits [2]	13	131	35	555	(116)	NM	NM	26	439	NM
Other contract benefits	18	24	27	22	15	(17%)	(32%)	36	37	3%
Change in reserve	13	14	11	4	12	(8%)	NM	27	16	(41%)
Sales inducements [2]	12	73	2	80	(5)	NM	NM	25	75	NM
Interest credited on G/A assets	148	159	162	169	171	16%	1%	298	340	14%

Total benefits and losses	204	401	237	830	77	(62%)	(91%)	412	907	120%

Other insurance expenses
Commissions & wholesaling expenses	242	214	175	135	126	(48%)	(7%)	495	261	(47%)
Operating expenses	62	56	56	49	49	(21%)	—	114	98	(14%)
Premium taxes and other expenses	2	3	5	4	4	100%	—	5	8	60%

Subtotal — expenses before deferral	306	273	236	188	179	(42%)	(5%)	614	367	(40%)
Deferred policy acquisition costs	(157)	(144)	(109)	(65)	(55)	65%	15%	(324)	(120)	63%

Total other insurance expense	149	129	127	123	124	(17%)	1%	290	247	(15%)
Amortization of deferred policy acquisition costs [2]	157	1,096	86	1,100	(125)	NM	NM	321	975	NM

Goodwill impairment [4]	—	—	422	—	—	—	—	—	—	—

Total benefits and expenses	510	1,626	872	2,053	76	(85%)	(96%)	1,023	2,129	108%
Core earnings (loss) before income taxes	211	(912)	(324)	(1,472)	420	99%	NM	420	(1,052)	NM
Income tax expense (benefit) [1] [2]	22	(360)	(126)	(548)	113	NM	NM	57	(435)	NM

Core earnings (loss) [2]	189	(552)	(198)	(924)	307	62%	NM	363	(617)	NM

Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [2] [3]	(33)	(282)	(470)	178	(119)	NM	NM	(297)	59	NM

Net income (loss) [2]	$156	$(834)	$(668)	$(746)	$188	21%	NM	$66	$(558)	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	64.7	(202.0)	(83.9)	(445.9)	146.6	127%	NM	59.3	(142.3)	NM
Net income (loss)	53.4	(305.1)	(283.1)	(360.0)	89.8	68%	NM	10.8	(128.7)	NM

[1]	The three months ended June 30, 2008 includes a tax benefit of $16 related to DRD and FTC.

[2]	The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $721 and $731, respectively. The DAC unlock recorded in the three months ended ended March 31, 2009 decreased core earnings and net income by $989 and $985, respectively. The DAC unlock recorded in the three months ended June 30, 2009 increased core earnings and net income by $246 and $253, respectively. The effect on each income statement line item is as follows:

	Sept. 30, 2008	March 31, 2009	June 30, 2009
Other Fees	$24	$66	$(29)
Reinsurance Premiums	$5	$6	$(7)
Death Benefits	$116	$511	$(158)
Sales Inducements	$62	$71	$(15)
Amortization of deferred policy acquisition costs	$959	$1,011	$(241)
Income tax expense (benefit)	$(387)	$(532)	$132
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	$(10)	$4	$7

[3]	Included in the three months ended June 30, September 30, and December 31, 2008 and March 31 and June 30, 2009 are guaranteed minimum withdrawal benefit (“GMWB”), net realized gains (losses), net of tax and DAC, excluded from core earnings of $(7), ($45), ($254), $237 and $304, respectively.

[4]	As a result of the goodwill testing performed during the three months ended, December 31, 2008, Individual Annuity wrote-off goodwill of $274, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable annuity fees	$4	$3	$2	$—	$—	(100%)	—	$8	$—	(100%)
Mutual fund and other fees	224	208	158	142	162	(28%)	14%	437	304	(30%)

Total fee income	228	211	160	142	162	(29%)	14%	445	304	(32%)

Net investment loss
Net investment loss on G/A assets	(3)	(3)	(4)	(3)	(4)	(33%)	(33%)	(4)	(7)	(75%)
Net investment loss on assigned capital	(3)	(3)	(2)	(1)	(2)	33%	(100%)	(6)	(3)	50%

Total net investment loss	(6)	(6)	(6)	(4)	(6)	—	(50%)	(10)	(10)	—

Total core revenues	222	205	154	138	156	(30%)	13%	435	294	(32%)

Net realized losses, before tax and DAC, excluded from core revenues	—	(1)	—	—	—	—	—	—	—	—

Total revenues	222	204	154	138	156	(30%)	13%	435	294	(32%)

Benefits and Expenses
Other insurance expenses
Commissions & wholesaling expenses	158	143	103	97	116	(27%)	20%	307	213	(31%)
Operating expenses	40	34	30	29	26	(35%)	(10%)	80	55	(31%)
Premium taxes and other expenses	3	5	6	5	6	100%	20%	7	11	57%

Subtotal — expenses before deferral	201	182	139	131	148	(26%)	13%	394	279	(29%)

Deferred policy acquisition costs	(23)	(17)	(12)	(9)	(12)	48%	(33%)	(45)	(21)	53%

Total other insurance expense	178	165	127	122	136	(24%)	11%	349	258	(26%)
Amortization of deferred policy acquisition costs	22	22	30	14	13	(41%)	(7%)	44	27	(39%)

Total benefits and expenses	200	187	157	136	149	(26%)	10%	393	285	(27%)

Core earnings (loss) before income taxes	22	18	(3)	2	7	(68%)	NM	42	9	(79%)

Income tax expense (benefit)	8	5	(1)	1	2	(75%)	100%	15	3	(80%)

Core earnings (loss)	14	13	(2)	1	5	(64%)	NM	27	6	(78%)

Net realized gains (losses), net of tax and DAC, excluded from core earnings	—	(1)	—	1	(1)	—	NM	—	—	—

Net income (loss)	$14	$12	$(2)	$2	$4	(71%)	100%	$27	$6	(78%)

RETURN ON ASSETS (After-tax bps)
Core earnings	11.5	11.1	(2.1)	1.3	6.1	(47%)	NM	10.7	3.5	(67%)
Net income	11.5	10.3	(2.1)	2.6	4.9	(57%)	88%	10.7	3.5	(67%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
Individual Annuity
Broker-dealer	$1,574	$1,502	$1,266	$949	$564	(64%)	(41%)	$3,251	$1,513	(53%)
Banks	982	832	742	386	418	(57%)	8%	1,920	804	(58%)

Total deposits by distribution	2,556	2,334	2,008	1,335	982	(62%)	(26%)	5,171	2,317	(55%)

Variable	2,233	1,948	1,160	702	701	(69%)	—	4,779	1,403	(71%)
Fixed MVA/other	323	386	848	633	281	(13%)	(56%)	392	914	133%

Total deposits by product	2,556	2,334	2,008	1,335	982	(62%)	(26%)	5,171	2,317	(55%)

Retail Mutual Funds	3,967	3,614	2,565	2,250	3,075	(22%)	37%	7,933	5,325	(33%)

529 College Savings Plan/Specialty Products/Other [1]	153	141	80	57	42	(73%)	(26%)	336	99	(71%)

Total Retail Products Group	$6,676	$6,089	$4,653	$3,642	$4,099	(39%)	13%	$13,440	$7,741	(42%)

[1]	The Specialty products / Other business was transferred to International, effective January 1, 2009 on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2008	2008	2008	2009	2009	Change	Change
INDIVIDUAL ANNUITY
General account	$15,275	$15,650	$16,051	$16,499	$16,516	8%	—
Non-guaranteed separate account	100,436	87,287	69,805	63,414	71,046	(29%)	12%

Total Individual Annuity	$115,711	$102,937	$85,856	$79,913	$87,562	(24%)	10%

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$5,039	$5,081	$4,866	$4,839	$4,670	(7%)	(3%)
Non-guaranteed separate account	100,306	87,169	69,712	63,327	70,943	(29%)	12%

Total individual variable annuities	105,345	92,250	74,578	68,166	75,613	(28%)	11%

Fixed MVA & other individual annuities	10,366	10,687	11,278	11,747	11,949	15%	2%

Total Individual Annuity	115,711	102,937	85,856	79,913	87,562	(24%)	10%

Specialty Products/Other — Segregated Assets [1]	578	500	398	—	—	(100%)	—

Mutual Fund Assets
Retail mutual fund assets	47,239	40,903	31,032	28,706	34,708	(27%)	21%
Specialty Product/Other mutual fund assets [1]	1,126	1,071	826	—	—	(100%)	—
529 College Savings Plan assets	1,150	1,013	852	837	985	(14%)	18%

Total Mutual Fund Assets	49,515	42,987	32,710	29,543	35,693	(28%)	21%

Total Retail Products Group Assets Under Management	$165,804	$146,424	$118,964	$109,456	$123,255	(26%)	13%

[1]	The Specialty products / Other business was transferred to International, effective January 1, 2009 on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2008	2008	2008	2009	2009

VARIABLE ANNUITIES
Beginning balance	$107,920	$105,345	$92,250	$74,578	$68,166

Deposits	2,233	1,948	1,160	702	701
Surrenders	(3,331)	(3,058)	(2,671)	(2,288)	(1,929)
Death benefits/annuity payouts	(460)	(404)	(342)	(349)	(351)
Transfers [2]	(20)	(26)	(25)	(29)	(17)

Net Flows	(1,578)	(1,540)	(1,878)	(1,964)	(1,596)
Change in market value/change in reserve/interest credited	(1,016)	(11,544)	(15,778)	(4,443)	9,048
Other [3]	19	(11)	(16)	(5)	(5)

Ending balance	$105,345	$92,250	$74,578	$68,166	$75,613

FIXED MVA AND OTHER
Beginning balance	$10,130	$10,366	$10,687	$11,278	$11,747

Deposits	323	386	848	633	281
Surrenders	(175)	(131)	(308)	(238)	(164)
Death benefits/annuity payouts	(102)	(101)	(112)	(113)	(110)
Transfers [2]	71	57	55	55	41

Net Flows	117	211	483	337	48
Change in market value/change in reserve/interest credited	119	110	108	132	154

Ending balance	$10,366	$10,687	$11,278	$11,747	$11,949

TOTAL INDIVIDUAL ANNUITY
Beginning balance	$118,050	$115,711	$102,937	$85,856	$79,913

Deposits	2,556	2,334	2,008	1,335	982
Surrenders	(3,506)	(3,189)	(2,979)	(2,526)	(2,093)
Death benefits/annuity payouts	(562)	(505)	(454)	(462)	(461)
Transfers [2]	51	31	30	26	24

Net Flows	(1,461)	(1,329)	(1,395)	(1,627)	(1,548)
Change in market value/change in reserve/interest credited	(897)	(11,434)	(15,670)	(4,311)	9,202
Other [3]	19	(11)	(16)	(5)	(5)

Ending balance	$115,711	$102,937	$85,856	$79,913	$87,562

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees. The three months ended June 30, 2008 also includes the crediting of policyholder account balances associated with the settlement of the New York Attorney General’s investigation related to market timing.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2008	2008	2008	2009	2009

RETAIL MUTUAL FUNDS
Beginning balance	$44,617	$47,239	$40,903	$31,032	$28,706

Deposits	3,967	3,614	2,565	2,250	3,075
Redemptions	(2,066)	(2,798)	(3,563)	(2,750)	(1,948)

Net Sales	1,901	816	(998)	(500)	1,127
Change in market value	761	(7,117)	(8,852)	(1,807)	4,901
Other [1]	(40)	(35)	(21)	(19)	(26)

Ending balance	$47,239	$40,903	$31,032	$28,706	$34,708

[1]	Includes front end loads on A share products

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
						Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable life fees	$19	$16	$12	$11	$12	(37%)	9%	$37	$23	(38%)
Cost of insurance charges	143	145	150	152	153	7%	1%	283	305	8%
Other fees [1]	75	59	59	130	75	—	(42%)	138	205	49%

Total fee income	237	220	221	293	240	1%	(18%)	458	533	16%

Direct premiums	30	31	32	31	33	10%	6%	58	64	10%
Reinsurance premiums	(49)	(46)	(51)	(50)	(53)	(8%)	(6%)	(95)	(103)	(8%)

Net premiums	(19)	(15)	(19)	(19)	(20)	(5%)	(5%)	(37)	(39)	(5%)

Total premiums and other considerations	218	205	202	274	220	1%	(20%)	421	494	17%

Net investment income
Net investment income on G/A assets	95	87	77	82	89	(6%)	9%	187	171	(9%)
Net investment income on assigned capital	4	5	3	2	1	(75%)	(50%)	8	3	(63%)
Charge for invested capital	(7)	(8)	(6)	(5)	(6)	14%	(20%)	(15)	(11)	27%

Total net investment income	92	84	74	79	84	(9%)	6%	180	163	(9%)
Net realized capital losses — core	—	(1)	(1)	(1)	(1)	—	—	—	(2)	—

Total core revenues	310	288	275	352	303	(2%)	(14%)	601	655	9%

Net realized losses and other, before tax and DAC, excluded from core revenues	(25)	(169)	(21)	(33)	(48)	(92%)	(45%)	(60)	(81)	(35%)

Total revenues	285	119	254	319	255	(11%)	(20%)	541	574	6%

Benefits and Expenses
Benefits and losses
Death benefits	88	86	94	94	78	(11%)	(17%)	179	172	(4%)
Other contract benefits	5	5	5	5	6	20%	20%	10	11	10%
Change in reserve [1]	(3)	4	(3)	2	(1)	67%	NM	(7)	1	NM
Sales inducements	—	—	—	1	—	—	(100%)	—	1	—
Interest credited on G/A assets	63	64	65	62	64	2%	3%	125	126	1%

Total benefits and losses	153	159	161	164	147	(4%)	(10%)	307	311	1%

Other insurance expenses
Commissions & wholesaling expenses	57	60	67	39	41	(28%)	5%	116	80	(31%)
Operating expenses	70	66	69	61	60	(14%)	(2%)	134	121	(10%)
Premium taxes and other expenses	13	14	13	12	11	(15%)	(8%)	25	23	(8%)

Subtotal — expenses before deferral	140	140	149	112	112	(20%)	—	275	224	(19%)
Deferred policy acquisition costs	(89)	(91)	(94)	(64)	(66)	26%	(3%)	(177)	(130)	27%

Total other insurance expense	51	49	55	48	46	(10%)	(4%)	98	94	(4%)
Amortization of deferred policy acquisition costs and present value of future profits [1]	44	74	21	143	48	9%	(66%)	76	191	151%

Total benefits and expenses	248	282	237	355	241	(3%)	(32%)	481	596	24%

Core earnings (loss) before income taxes	62	6	38	(3)	62	—	NM	120	59	(51%)
Income tax expense (benefit) [1]	19	(2)	12	(3)	19	—	NM	36	16	(56%)

Core earnings [1]	43	8	26	—	43	—	—	84	43	(49%)

Net realized losses and other, net of tax and DAC, excluded from core earnings [1]	(13)	(110)	(17)	(18)	(27)	(108%)	(50%)	(34)	(45)	(32%)

Net income (loss) [1]	$30	$(102)	$9	$(18)	$16	(47%)	NM	$50	$(2)	NM

Earnings Margin (After-tax)
Core earnings	13.9%	2.8%	9.5%	0.0%	14.2%	0.3	14.2	14.0%	6.6%	(7.4)
Net income	10.5%	(85.7%)	3.5%	(5.6%)	6.3%	(4.2)	11.9	9.2%	(0.3%)	(9.5)

[1]	The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $37 and $44, respectively. The DAC unlock recorded in the three months ended March 31, 2009 decreased both core earnings and net income by $26. The DAC unlock recorded in the three months ended June 30, 2009 increased both core earnings and net income by $2. The effect on each income statement line item is as follows:

	September 30, 2008	March 31, 2009	June 30, 2009
Other Fees	$(26)	$63	$(2)
Change in reserve	5	—	—
Amortization of deferred policy acquisition costs	26	103	(5)
Income tax expense (benefit)	(20)	(14)	1
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(7)	—	—

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
SALES BY DISTRIBUTION
Wirehouse	$25	$24	$22	$13	$12	(52%)	(8%)	$49	$25	(49%)
Banks	9	9	8	5	8	(11%)	60%	18	13	(28%)
Independent	32	31	36	16	20	(38%)	25%	61	36	(41%)
Other	4	5	4	3	5	25%	67%	7	8	14%

Total sales by distribution	$70	$69	$70	$37	$45	(36%)	22%	$135	$82	(39%)

SALES BY PRODUCT
Variable Life	23	22	18	8	9	(61%)	13%	$51	$17	(67%)
Universal life/whole life	40	41	45	23	31	(23%)	35%	72	54	(25%)
Term life/other	7	6	7	6	5	(29%)	(17%)	12	11	(8%)

Total sales by product	$70	$69	$70	$37	$45	(36%)	22%	$135	$82	(39%)

ACCOUNT VALUE
General account	$5,768	$5,863	$5,926	$5,983	$6,054	5%	1%
Separate account	6,090	5,308	4,256	3,998	4,505	(26%)	13%

Total account value	$11,858	$11,171	$10,182	$9,981	$10,559	(11%)	6%

ACCOUNT VALUE BY PRODUCT
Variable life	$6,625	$5,848	$4,802	$4,550	$5,049	(24%)	11%
Universal life/interest sensitive whole life	4,569	4,663	4,727	4,788	4,876	7%	2%
Modified guaranteed life	542	537	529	522	515	(5%)	(1%)
Other	122	123	124	121	119	(2%)	(2%)

Total account value by product	$11,858	$11,171	$10,182	$9,981	$10,559	(11%)	6%

LIFE INSURANCE IN-FORCE
Variable life	$78,557	$78,809	$78,853	$77,913	$76,946	(2%)	(1%)
Universal life/interest sensitive whole life	50,298	51,355	52,356	52,711	53,213	6%	1%
Term life	57,371	60,261	63,334	65,318	66,955	17%	3%
Modified guaranteed life	648	637	624	612	602	(7%)	(2%)
Other	299	299	297	299	324	8%	8%

Total life insurance in-force	$187,173	$191,361	$195,464	$196,853	$198,040	6%	1%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2008	2008	2008	2009	2009
VARIABLE LIFE
Beginning balance	$6,620	$6,625	$5,848	$4,802	$4,550

First year & single premiums	74	63	63	30	24
Renewal premiums	140	139	149	130	128

Premiums and deposits	214	202	212	160	152
Surrenders	(99)	(76)	(79)	(67)	(77)
Death benefits	(20)	(20)	(13)	(13)	(11)

Net Flows	95	106	120	80	64
Policy fees	(123)	(128)	(137)	(123)	(123)
Change in market value/interest credited	33	(755)	(1,029)	(209)	558

Ending balance	$6,625	$5,848	$4,802	$4,550	$5,049

OTHER [1]
Beginning balance	$5,159	$5,233	$5,323	$5,380	$5,431

First year & single premiums	108	125	145	99	118
Renewal premiums	120	123	136	128	131

Premiums and deposits	228	248	281	227	249
Surrenders	(54)	(53)	(76)	(67)	(58)
Death benefits	(24)	(22)	(55)	(27)	(24)

Net Flows	150	173	150	133	167
Policy fees	(133)	(139)	(152)	(138)	(145)
Change in market value/interest credited	57	56	59	56	57

Ending balance	$5,233	$5,323	$5,380	$5,431	$5,510

TOTAL INDIVIDUAL LIFE
Beginning balance	$11,779	$11,858	$11,171	$10,182	$9,981

First year & single premiums	182	188	208	129	142
Renewal premiums	260	262	285	258	259

Premiums and deposits	442	450	493	387	401
Surrenders	(153)	(129)	(155)	(134)	(135)
Death benefits	(44)	(42)	(68)	(40)	(35)

Net Flows	245	279	270	213	231
Policy fees	(256)	(267)	(289)	(261)	(268)
Change in market value/interest credited	90	(699)	(970)	(153)	615

Ending balance	$11,858	$11,171	$10,182	$9,981	$10,559

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
						Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
ASO fees	$9	$9	$9	$11	$9	—	(18%)	$18	$20	11%
Other fees	1	—	(1)	1	(1)	NM	NM	—	—	—

Total fee income	10	9	8	12	8	(20%)	(33%)	18	20	11%

Direct premiums	1,060	1,061	1,055	1,103	1,053	(1%)	(5%)	2,091	2,156	3%
Reinsurance premiums	30	39	45	23	13	(57%)	(43%)	65	36	(45%)

Net premiums	1,090	1,100	1,100	1,126	1,066	(2%)	(5%)	2,156	2,192	2%

Total premiums and other considerations	1,100	1,109	1,108	1,138	1,074	(2%)	(6%)	2,174	2,212	2%

Net investment income
Net investment income on G/A assets	95	92	71	83	91	(4%)	10%	183	174	(5%)
Net investment income on assigned capital	18	19	18	8	11	(39%)	38%	36	19	(47%)

Total net investment income	113	111	89	91	102	(10%)	12%	219	193	(12%)
Net realized capital losses — core	—	(1)	—	(1)	—	—	100%	—	(1)	—

Total core revenues	1,213	1,219	1,197	1,228	1,176	(3%)	(4%)	2,393	2,404	—
Net realized gains (losses), before tax and DAC, excluded from core revenues	(37)	(440)	(26)	4	(41)	(11%)	NM	(73)	(37)	49%

Total revenues	1,176	779	1,171	1,232	1,135	(3%)	(8%)	2,320	2,367	2%

Benefits and Expenses
Benefits and losses
Death benefits	316	321	284	335	326	3%	(3%)	606	661	9%
Other contract benefits	469	463	460	457	456	(3%)	—	944	913	(3%)
Change in reserve	26	(4)	21	68	40	54%	(41%)	49	108	120%

Total benefits and losses	811	780	765	860	822	1%	(4%)	1,599	1,682	5%

Other insurance expenses
Commissions & wholesaling expenses	128	144	146	125	143	12%	14%	276	268	(3%)
Operating expenses	145	134	145	134	144	(1%)	7%	280	278	(1%)
Premium taxes and other expenses	12	21	20	22	14	17%	(36%)	31	36	16%

Subtotal — expenses before deferral	285	299	311	281	301	6%	7%	587	582	(1%)
Deferred policy acquisition costs	(15)	(16)	(21)	(17)	(14)	7%	18%	(32)	(31)	3%

Total other insurance expense	270	283	290	264	287	6%	9%	555	551	(1%)
Amortization of deferred policy acquisition costs	14	15	15	14	15	7%	7%	27	29	7%

Total benefits and expenses	1,095	1,078	1,070	1,138	1,124	3%	(1%)	2,181	2,262	4%
Core earnings before income taxes	118	141	127	90	52	(56%)	(42%)	212	142	(33%)
Income tax expense	33	41	37	24	11	(67%)	(54%)	57	35	(39%)

Core earnings	85	100	90	66	41	(52%)	(38%)	155	107	(31%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(23)	(286)	(18)	3	(27)	(17%)	NM	(47)	(24)	49%

Net income (loss)	$62	$(186)	$72	$69	$14	(77%)	(80%)	$108	$83	(23%)

After-Tax Profit as % of Revenues
Core earnings	7.0%	8.2%	7.5%	5.4%	3.5%	(3.5)	(1.9)	6.5%	4.5%	(2.0)
Net income	5.3%	-23.9%	6.1%	5.6%	1.2%	(4.1)	(4.4)	4.7%	3.5%	(1.2)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$497	$490	$517	$518	$476	(4%)	(8%)	$977	$994	2%
Group life	526	534	516	543	529	1%	(3%)	1,034	1,072	4%
Other	67	75	67	65	61	(9%)	(6%)	145	126	(13%)

Total fully insured — ongoing premiums	1,090	1,099	1,100	1,126	1,066	(2%)	(5%)	2,156	2,192	2%

Total buyouts [1]	—	1	—	—	—	—	—	—	—	—

Total premiums	1,090	1,100	1,100	1,126	1,066	(2%)	(5%)	2,156	2,192	2%
Group disability — premium equivalents [2]	85	85	83	92	104	22%	13%	170	196	15%

Total premiums and premium equivalent	$1,175	$1,185	$1,183	$1,218	$1,170	—	(4%)	$2,326	$2,388	3%

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$54	$66	$65	$204	$37	(31%)	(82%)	$244	$241	(1%)
Group life	76	87	75	188	48	(37%)	(74%)	262	236	(10%)
Other	5	5	6	8	4	(20%)	(50%)	10	12	20%

Total fully insured — ongoing sales	135	158	146	400	89	(34%)	(78%)	516	489	(5%)

Total buyouts [1]	—	1	—	—	—	—	—	—	—	—

Total sales	135	159	146	400	89	(34%)	(78%)	516	489	(5%)
Group disability premium equivalents [2]	6	7	24	62	25	NM	(60%)	101	87	(14%)

Total sales and premium equivalents	$141	$166	$170	$462	$114	(19%)	(75%)	$617	$576	(7%)

RATIOS [3]
Loss Ratio	73.7%	70.3%	69.0%	75.6%	76.5%	2.8	0.9	73.6%	76.0%	2.4
Expense Ratio	25.8%	26.9%	27.5%	24.4%	28.1%	2.3	3.7	26.8%	26.2%	(0.6)

GAAP RESERVES [4]
Group disability	$4,699	$4,717	$4,727	$4,771	$4,823	3%	1%
Group life	1,331	1,319	1,333	1,336	1,337	—	—
Other	112	98	100	92	88	(21%)	(4%)

Total GAAP reserves	$6,142	$6,134	$6,160	$6,199	$6,248	2%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances for the three months ended June 30, September 30, and December 31, 2008 and March 31 and June 30, 2009 are net of reinsurance recoverables of $ 241, $243, $231, $193 and $200, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$57	$55	$41	$40	$44	(23%)	10%	$113	$84	(26%)
Mutual fund and other fees	40	39	34	32	35	(13%)	9%	52	67	29%

Total fee income	97	94	75	72	79	(19%)	10%	165	151	(8%)
Direct premiums	1	1	1	1	1	—	—	2	2	—

Total premiums and other considerations	98	95	76	73	80	(18%)	10%	167	153	(8%)

Net investment income
Net investment income on G/A assets	88	83	72	76	78	(11%)	3%	173	154	(11%)
Net investment income on assigned capital	4	4	3	1	2	(50%)	100%	8	3	(63%)
Charge for invested capital	(1)	—	—	—	—	100%	—	(1)	—	100%

Total net investment income	91	87	75	77	80	(12%)	4%	180	157	(13%)
Net realized losses — core	(1)	—	(2)	(2)	(2)	(100%)	—	(2)	(4)	(100%)

Total core revenues	188	182	149	148	158	(16%)	7%	345	306	(11%)

Net realized losses, before tax and DAC, excluded from core revenues	(18)	(181)	(34)	(57)	(78)	NM	(37%)	(53)	(135)	(155%)

Total revenues	170	1	115	91	80	(53%)	(12%)	292	171	(41%)

Benefits and Expenses
Benefits and losses
Death benefits [1]	—	1	—	4	(2)	—	NM	—	2	—
Other contract benefits	12	11	11	11	11	(8%)	—	23	22	(4%)
Change in reserve	(5)	(6)	(5)	(5)	(5)	—	—	(10)	(10)	—
Sales inducements [1]	—	2	(1)	1	1	—	—	—	2	—
Interest credited on G/A assets	59	62	66	63	63	7%	—	118	126	7%

Total benefits and losses	66	70	71	74	68	3%	(8%)	131	142	8%

Other insurance expenses
Commissions & wholesaling expenses	36	34	31	34	33	(8%)	(3%)	66	67	2%
Operating expenses	88	89	82	70	71	(19%)	1%	156	141	(10%)
Premium taxes and other expenses	6	7	5	6	6	—	—	7	12	71%

Subtotal — expenses before deferral	130	130	118	110	110	(15%)	—	229	220	(4%)
Deferred policy acquisition costs	(38)	(35)	(31)	(31)	(29)	24%	6%	(76)	(60)	21%

Total other insurance expense	92	95	87	79	81	(12%)	3%	153	160	5%
Amortization of deferred policy acquisition costs [1]	7	83	1	84	6	(14%)	(93%)	16	90	NM

Total benefits and expenses	165	248	159	237	155	(6%)	(35%)	300	392	31%

Core earnings (loss) before income taxes	23	(66)	(10)	(89)	3	(87%)	NM	45	(86)	NM
Income tax (benefit) [2]	(10)	(30)	(7)	(35)	(3)	70%	91%	(5)	(38)	NM

Core earnings (loss) [1]	33	(36)	(3)	(54)	6	(82%)	NM	50	(48)	NM

Net realized losses, net of tax and DAC, excluded from core earnings [1]	(2)	(124)	(20)	(34)	(46)	NM	(35%)	(24)	(80)	NM

Net income (loss) [1]	$31	$(160)	$(23)	$(88)	$(40)	NM	55%	$26	$(128)	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	28.3	(31.9)	(3.0)	(59.2)	6.4	(77%)	NM	26.5	(25.3)	NM
Net income (loss)	26.6	(141.9)	(22.9)	(96.4)	(42.8)	NM	56%	13.8	(67.5)	NM

[1]	The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $48 and $49, respectively. The DAC unlock recorded in the three months ended March 31, 2009 decreased core earnings and net income by $54 and $57, respectively. The DAC unlock recorded in the three months ended June 30, 2009 increased net income by $1.
The effect on each income statement line item is as follows:

	September 30, 2008	March 31, 2009	June 30, 2009
Death Benefits	$1	$3	$(1)
Sales Inducements	1	2	—
Amortization of deferred policy acquisition costs	75	78	1
Income tax expense (benefit)	(29)	(29)	—
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	(1)	(3)	1

[2]	The three months ended June 30, 2008 includes a tax benefit related to DRD of $15.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change

401(k)
Annuity — plan/participant rollovers	$506	$487	$418	$530	$316	(38%)	(40%)	$1,245	$846	(32%)
Annuity — ongoing contributions	569	579	555	623	531	(7%)	(15%)	1,212	1,154	(5%)

Total 401(k) Annuity	1,075	1,066	973	1,153	847	(21%)	(27%)	2,457	2,000	(19%)
Mutual funds	836	862	687	684	572	(32%)	(16%)	1,277	1,256	(2%)

Total 401(k)	1,911	1,928	1,660	1,837	1,419	(26%)	(23%)	3,734	3,256	(13%)

403(b)/457
Annuity — plan/participant rollovers	57	79	38	57	60	5%	5%	200	117	(42%)
Annuity — ongoing contributions	339	314	285	300	267	(21%)	(11%)	596	567	(5%)

Total 403(b)/457 Annuity	396	393	323	357	327	(17%)	(8%)	796	684	(14%)
Mutual funds	43	13	13	35	23	(47%)	(34%)	69	58	(16%)

Total 403(b)/457	439	406	336	392	350	(20%)	(11%)	865	742	(14%)

Total Retirement

401(k) Annuity	1,075	1,066	973	1,153	847	(21%)	(27%)	2,457	2,000	(19%)
403(b)/457 Annuity	396	393	323	357	327	(17%)	(8%)	796	684	(14%)

Total Retirememt Plans Annuity deposits	1,471	1,459	1,296	1,510	1,174	(20%)	(22%)	3,253	2,684	(17%)
Mutual funds	879	875	700	719	595	(32%)	(17%)	1,346	1,314	(2%)

Total Retirement Plans Deposits	2,350	2,334	1,996	2,229	1,769	(25%)	(21%)	4,599	3,998	(13%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT AND ADMINISTRATION

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2008	2008	2008	2009	2009	Change	Change

401(k)
General account	$1,365	$1,446	$1,499	$1,538	$1,530	12%	(1%)
Non-guaranteed separate account	13,467	12,290	10,457	10,310	12,005	(11%)	16%

Total 401(k) — Annuity account value	$14,832	$13,736	$11,956	$11,848	$13,535	(9%)	14%
Mutual fund assets [1]	19,748	18,022	14,739	14,017	15,177	(23%)	8%

Total 401(k) Assets Under Management	$34,580	$31,758	$26,695	$25,865	$28,712	(17%)	11%

403(b)/457
General account	$5,022	$5,238	$5,292	$5,456	$4,855	(3%)	(11%)
Non-guaranteed separate account	7,175	6,194	4,950	4,548	5,100	(29%)	12%

Total 403(b)/457 — Annuity account value	$12,197	$11,432	$10,242	$10,004	$9,955	(18%)	—
Mutual fund assets	106	104	99	127	165	56%	30%

Total 403(b)/457 Assets Under Management	$12,303	$11,536	$10,341	$10,131	$10,120	(18%)	—

TOTAL RETIREMENT
General account	$6,387	$6,684	$6,791	$6,994	$6,385	—	(9%)
Non-guaranteed separate account	20,642	18,484	15,407	14,858	17,105	(17%)	15%

Total Retirement Plans account value	$27,029	$25,168	$22,198	$21,852	$23,490	(13%)	7%
Mutual fund assets	19,854	18,126	14,838	14,144	15,342	(23%)	8%

Total Retirement Plans Assets Under Management	$46,883	$43,294	$37,036	$35,996	$38,832	(17%)	8%

RECORDKEEPING ONLY BUSINESS
Assets Under Administration [1]	$6,282	$5,853	$5,122	$5,024	$5,372	(14%)	7%
Number of Participants [2]	155,618	155,373	155,914	165,038	162,610	4%	(1%)

[1]	Assets under administration are not included when calculating return on assets measures for the Retirement Plans segment and are not included in Retirement Plans Assets Under Management.

[2]	Earnings for assets under administration are predominantly driven by participant count. The participant count represents the actual number of participants.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1] [2]

	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2008	2008	2008	2009	2009
401(k) GROUP ANNUITY ACCOUNT VALUE [1]
Beginning balance	$14,413	$14,832	$13,736	$11,956	$11,848
Deposits	1,075	1,066	973	1,153	847
Surrenders	(591)	(610)	(625)	(635)	(587)
Death benefits/annuity payouts	(11)	(10)	(9)	(8)	(3)

Net Flows	473	446	339	510	257
Change in market value/change in reserve/interest credited	(54)	(1,542)	(2,119)	(618)	1,430

Endig balance	$14,832	$13,736	$11,956	$11,848	$13,535

403(b)/457 GROUP ANNUITY ACCOUNT VALUE [1]
Beginning balance	$11,926	$12,197	$11,432	$10,242	$10,004
Deposits	396	393	323	357	327
Surrenders	(245)	(240)	(330)	(225)	(1,158)
Death benefits/annuity payouts	(13)	(12)	(12)	(11)	(11)

Net Flows	138	141	(19)	121	(842)
Change in market value/change in reserve/interest credited	133	(906)	(1,171)	(359)	793

Ending balance	$12,197	$11,432	$10,242	$10,004	$9,955

MUTUAL FUND ASSETS [2] [3]
Beginning balance	$20,071	$19,854	$18,126	$14,838	$14,144
Deposits	879	875	700	719	595
Surrenders	(1,109)	(836)	(1,077)	(662)	(1,292)

Net Flows	(230)	39	(377)	57	(697)
Acquisitions	—	—	—	—	—
Change in market value/change in reserve/interest credited	13	(1,767)	(2,911)	(751)	1,895

Ending balance	$19,854	$18,126	$14,838	$14,144	$15,342

TOTAL RETIREMENT
Beginning balance	$46,410	$46,883	$43,294	$37,036	$35,996
Deposits	2,350	2,334	1,996	2,229	1,769
Surrenders	(1,945)	(1,686)	(2,032)	(1,522)	(3,037)
Death benefits/annuity payouts	(24)	(22)	(21)	(19)	(14)

Net Flows	381	626	(57)	688	(1,282)
Acquisitions	—	—	—	—	—
Change in market value/change in reserve/interest credited	92	(4,215)	(6,201)	(1,728)	4,118

Ending balance	$46,883	$43,294	$37,036	$35,996	$38,832

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Excludes Assets Under Administration.

[3]	Mutual Fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Months	3 Months	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
CORE EARNINGS
Japan operations	$64	$(59)	$(111)	$(430)	$213	NM	NM	$134	$(217)	NM
Other international operations	—	(16)	1	(25)	(71)	—	(184%)	(3)	(96)	NM

Core earnings (loss)	$64	$(75)	$(110)	$(455)	$142	122%	NM	$131	$(313)	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	8	(32)	(188)	162	(23)	NM	NM	(51)	139	NM

Net income (loss)	$72	$(107)	$(298)	$(293)	$119	65%	NM	$80	$(174)	NM

JAPAN DEPOSITS — Dollars
Individual Annuity
Variable	$863	$868	$291	$202	$100	(88%)	(50%)	$1,807	$302	(83%)
Fixed MVA and other	149	231	43	21	2	(99%)	(90%)	321	23	(93%)

Total deposits by product	$1,012	$1,099	$334	$223	$102	(90%)	(54%)	$2,128	$325	(85%)

JAPAN DEPOSITS — Yen
Individual Annuity
Variable	¥90,334	¥93,342	¥28,200	¥18,924	¥9,808	(89%)	(48%)	¥189,474	¥28,732	(85%)
Fixed MVA and other	15,609	24,985	4,016	1,973	202	(99%)	(90%)	33,167	2,175	(93%)

Total deposits by product	¥105,943	¥118,327	¥32,216	¥20,897	¥10,010	(91%)	(52%)	¥222,641	¥30,907	(86%)

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$469	$383	$(3,087)	$(80)	$(161)	NM	(101%)	$989	$(241)	NM
Fixed MVA and other	128	196	1,962	(49)	(67)	NM	(37%)	271	(116)	NM

Total net flows by product	$597	$579	$(1,125)	$(129)	$(228)	NM	(77%)	$1,260	$(357)	NM

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥49,111	¥41,213	¥(309,214)	¥(7,485)	¥(15,543)	NM	(108%)	¥103,558	¥(23,028)	NM
Fixed MVA and other	13,396	21,193	177,526	(4,631)	(6,467)	NM	(40%)	27,976	(11,098)	NM

Total net flows by product	¥62,507	¥62,406	¥(131,688)	¥(12,116)	¥(22,010)	NM	(82%)	¥131,534	¥(34,126)	NM

JAPAN AUM — Dollars
Individual Annuity
Variable	$35,910	$32,706	$29,726	$26,567	$29,272	(18%)	10%
Fixed MVA and other [1]	2,212	2,416	4,769	4,379	4,437	101%	1%

Total AUM by product	$38,122	$35,122	$34,495	$30,946	$33,709	(12%)	9%

JAPAN AUM — Yen
Individual Annuity
Variable	¥3,806,639	¥3,472,208	¥2,694,696	¥2,624,041	¥2,824,321	(26%)	8%
Fixed MVA and other [1]	234,442	256,542	432,267	432,525	428,035	83%	(1%)

Total AUM by product	¥4,041,081	¥3,728,750	¥3,126,963	¥3,056,566	¥3,252,356	(20%)	6%

[1]	Of the total ending fixed MVA and other balance as of June 30, 2009 of $4.4 billion and ¥428.0 billion, approximately $1.9 billion and ¥180.4 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable annuity fees	$214	$205	$170	$159	$165	(23%)	4%	$423	$324	(23%)
Other fees	16	10	25	12	12	(25%)	—	34	24	(29%)

Total fee income	230	215	195	171	177	(23%)	4%	457	348	(24%)

Reinsurance premiums	(3)	(2)	(2)	(2)	(1)	67%	50%	(5)	(3)	40%

Total premiums and other considerations	227	213	193	169	176	(22%)	4%	452	345	(24%)

Net investment income
Net investment income on G/A assets	24	27	30	29	39	63%	34%	49	68	39%
Net investment income on assigned capital	1	2	21	12	8	NM	(33%)	2	20	NM

Total net investment income	25	29	51	41	47	88%	15%	51	88	73%
Net realized capital gains (losses) — core	(11)	(8)	(2)	(5)	2	NM	NM	(18)	(3)	83%

Total core revenues	241	234	242	205	225	(7%)	10%	485	430	(11%)
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	3	(43)	(218)	260	(55)	NM	NM	(105)	205	NM

Total revenues	244	191	24	465	170	(30%)	(63%)	380	635	67%

Benefits and Expenses
Benefits and losses
Death and other benefits [1]	6	146	70	554	(133)	NM	NM	14	421	NM
Change in reserve	—	—	—	58	—	—	(100%)	—	58	—
Sales inducements	—	1	—	(1)	1	—	NM	—	—	—
Interest credited on G/A assets	8	9	11	12	11	38%	(8%)	16	23	44%

Total benefits and losses	14	156	81	623	(121)	NM	NM	30	502	NM

Other insurance expenses
Commissions & wholesaling expenses	70	73	32	27	20	(71%)	(26%)	143	47	(67%)
Operating expenses	46	43	49	39	37	(20%)	(5%)	86	76	(12%)
Premium taxes and other expenses	5	11	7	5	4	(20%)	(20%)	14	9	(36%)

Subtotal — expenses before deferral	121	127	88	71	61	(50%)	(14%)	243	132	(46%)
Deferred policy acquisition costs	(63)	(67)	(22)	(14)	(7)	89%	50%	(132)	(21)	84%

Total other insurance expense	58	60	66	57	54	(7%)	(5%)	111	111	—
Amortization of deferred policy acquisition costs [1]	70	109	265	187	(36)	NM	NM	138	151	9%

Total benefits and expenses	142	325	412	867	(103)	NM	NM	279	764	174%

Core earnings (loss) before income taxes	99	(91)	(170)	(662)	328	NM	NM	206	(334)	NM
Income tax expense (benefit) [1]	35	(32)	(59)	(232)	115	NM	NM	72	(117)	NM

Core earnings (loss) [1] [2]	64	(59)	(111)	(430)	213	NM	NM	134	(217)	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	5	(22)	(154)	167	(41)	NM	NM	(51)	126	NM

Net Income (loss) [1]	$69	$(81)	$(265)	$(263)	$172	149%	NM	$83	$(91)	NM

RETURN ON ASSETS (After-tax bps)
Core earnings [3]	66.4	(64.4)	(127.6)	(525.7)	263.6	NM	NM	70.8	(127.3)	NM
Net income [3]	71.6	(88.5)	(304.5)	(321.5)	212.8	197%	NM	43.8	(53.4)	NM

[1]	The DAC unlock recorded in the three months ended September 30, 2008 decreased core earnings and net income by $123 and $115, respectively. The DAC unlock recorded in the three months ended March 31, 2009 decreased core earnings and net income by $420 and $417, respectively. The DAC unlock recorded in the three months ended June 30, 2009 increased core earnings and net income by $173 and $176 , respectively. The effect on each income statement line item is as follows:

	September 30, 2008	March 31, 2009	June 30, 2009
Other Fees	$(7)	$—	$—
Death and other benefits	139	509	(179)
Sales Inducements	1	1	(0)
Amortization of deferred policy acquisition costs	42	135	(86)
Income tax expense (benefit)	(66)	(224)	92
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	8	2	3

[2]	Includes the after-tax charge of $152 recorded in the three months ended December 31, 2008 for the effect of the triggering of the guaranteed minimum income benefit for the 3 Win product on amortization of deferred policy acquisition costs and policyholder benefits and additional 3 Win related charges recorded in the three months ended March 31, 2009 of $40. See Note 2 on page L-26 for additional information on the 3Win Trigger.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Dollars

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2008	2008	2008	2009	2009

VARIABLE ANNUITIES
Beginning balance	$36,777	$35,910	$32,706	$29,726	$26,567
Deposits/Premiums/other	863	868	291	202	100
Surrenders	(272)	(370)	(297)	(127)	(164)
Death benefits/annuitizations/other [1]	(122)	(115)	(910)	(136)	(97)
Transfers — 3 Win [1]	—	—	(2,171)	(19)	—

Net Flows	469	383	(3,087)	(80)	(161)
Change in market value/currency/change in reserve/interest credited	976	(3,508)	(4,662)	(774)	2,209
Effect of currency translation	(2,312)	(79)	4,769	(2,305)	657

Ending balance	$35,910	$32,706	$29,726	$26,567	$29,272

FIXED MVA AND OTHER [2]
Beginning balance	$2,198	$2,212	$2,416	$4,769	$4,379
Deposits/Premiums/other	149	231	43	21	2
Surrenders	(7)	(17)	(62)	(38)	(42)
Death benefits/annuitizations/other [1]	(14)	(18)	(190)	(51)	(27)
Transfers — 3 Win [1]	—	—	2,171	19	—

Net Flows	128	196	1,962	(49)	(67)
Change in market value/currency/change in reserve/interest credited	21	9	(18)	52	21
Effect of currency translation	(135)	(1)	409	(393)	104

Ending balance	$2,212	$2,416	$4,769	$4,379	$4,437

TOTAL JAPAN
Beginning balance	$38,975	$38,122	$35,122	$34,495	$30,946
Deposits/Premiums/other	1,012	1,099	334	223	102
Surrenders	(279)	(387)	(359)	(165)	(206)
Death benefits/annuitizations/other [1]	(136)	(133)	(1,100)	(187)	(124)

Net Flows	597	579	(1,125)	(129)	(228)
Change in market value/change in reserve/interest credited	997	(3,499)	(4,680)	(722)	2,230
Effect of currency translation	(2,447)	(80)	5,178	(2,698)	761

Ending balance	$38,122	$35,122	$34,495	$30,946	$33,709

[1]	The three months ended June 30, 2009 includes the effect of the triggering of a portion of the remaining guaranteed minimum income benefit (“GMIB”) for the 3 Win product. This GMIB requires the policyholder to elect one of two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity. Additionally the current period payments were $(20) and interest credited of $16 associated with option (2) are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited.

[2]	Of the total ending fixed MVA and other balance as of June 30, 2009 of $4.4 billion, approximately $1.9 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Yen

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2008	2008	2008	2009	2009

VARIABLE ANNUITIES
Beginning balance	¥3,660,549	¥3,806,639	¥3,472,208	¥2,694,696	¥2,624,041
Deposits/Premiums/other	90,334	93,342	28,200	18,924	9,808
Surrenders	(28,471)	(39,753)	(28,757)	(11,891)	(15,849)
Death benefits/annuitizations/other [1]	(12,752)	(12,376)	(111,840)	(12,708)	(9,502)
Transfers — 3 Win [1]	—	—	(196,817)	(1,810)	—

Net Flows	49,111	41,213	(309,214)	(7,485)	(15,543)
Change in market value/change in reserve/interest credited	96,979	(375,644)	(468,298)	(63,170)	215,823

Ending balance	3,806,639	3,472,208	2,694,696	2,624,041	2,824,321

FIXED MVA AND OTHER [2]
Beginning balance	218,854	234,442	256,542	432,267	432,525
Deposits/Premiums/other	15,609	24,985	4,016	1,973	202
Surrenders	(744)	(1,845)	(5,921)	(3,626)	(4,063)
Death benefits/annuitizations/other [1]	(1,469)	(1,947)	(17,386)	(4,788)	(2,606)
Transfers — 3 Win [1]	—	—	196,817	1,810	—

Net Flows	13,396	21,193	177,526	(4,631)	(6,467)
Change in market value/change in reserve/interest credited	884	1,011	725	2,648	2,646
Effect of currency translation on USD Fixed Annuity products	1,308	(104)	(2,526)	2,241	(669)

Ending balance	234,442	256,542	432,267	432,525	428,035

TOTAL JAPAN
Beginning balance	3,879,403	4,041,081	3,728,750	3,126,963	3,056,566
Deposits/Premiums/other	105,943	118,327	32,216	20,897	10,010
Surrenders	(29,215)	(41,598)	(34,678)	(15,517)	(19,912)
Death benefits/annuitizations/other [1]	(14,221)	(14,323)	(129,226)	(17,496)	(12,108)

Net Flows	62,507	62,406	(131,688)	(12,116)	(22,010)
Change in market value/change in reserve/interest credited	97,863	(374,633)	(467,573)	(60,522)	218,469
Effect of currency translation on USD Fixed Annuity products	1,308	(104)	(2,526)	2,241	(669)

Ending balance	¥4,041,081	¥3,728,750	¥3,126,963	¥3,056,566	¥3,252,356

[1]	The three months ended June 30, 2009 includes the effect of the triggering of a portion of the remaining guaranteed minium income benefit (“GMIB”) for the 3 Win product. The GMIB requires the policyholder to elect one of the two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity. Additionally, the current period payments were ¥(1.9) billion and interest credited of ¥1.6 billion associated with option (2) are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited.

[2]	Of the total ending fixed MVA and other balance as of June 30, 2009 of ¥428.0 billion, approximately ¥180.4 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
Revenues
Premiums and other considerations
Variable annuity fees	$20	$18	$13	$15	$16	(20%)	7%	$39	$31	(21%)
Cost of insurance charges	16	13	16	20	19	19%	(5%)	33	39	18%
Mutual fund and other fees	2	9	4	5	3	50%	(40%)	7	8	14%

Total fee income	38	40	33	40	38	—	(5%)	79	78	(1%)

Direct premiums	242	241	218	208	74	(69%)	(64%)	430	282	(34%)

Total premiums and other considerations	280	281	251	248	112	(60%)	(55%)	509	360	(29%)

Net investment income
Net investment income on G/A assets	269	231	180	187	212	(21%)	13%	553	399	(28%)
Net investment income on assigned capital	9	8	9	5	6	(33%)	20%	18	11	(39%)
Charge for invested capital	1	1	2	2	2	100%	—	2	4	100%

Total net investment income	279	240	191	194	220	(21%)	13%	573	414	(28%)
Net realized capital gains (losses) — core	—	1	(1)	(2)	(2)	—	—	—	(4)	—

Total core revenues	559	522	441	440	330	(41%)	(25%)	1,082	770	(29%)

Net realized gains (losses), before tax and DAC, excluded from core revenues	(87)	(606)	123	(237)	(93)	(7%)	61%	(306)	(330)	(8%)

Total revenues	472	(84)	564	203	237	(50%)	17%	776	440	(43%)

Benefits and Expenses
Benefits and losses
Death benefits	13	12	15	20	19	46%	(5%)	30	39	30%
Other contract benefits	120	120	130	126	133	11%	6%	233	259	11%
Change in reserve	220	221	198	189	61	(72%)	(68%)	397	250	(37%)
Interest credited on G/A assets	135	132	133	112	110	(19%)	(2%)	286	222	(22%)

Total benefits and losses	488	485	476	447	323	(34%)	(28%)	946	770	(19%)

Other insurance expenses
Commissions & wholesaling expenses	15	19	11	13	1	(93%)	(92%)	29	14	(52%)
Operating expenses	25	22	18	16	16	(36%)	—	45	32	(29%)
Premium taxes and other expenses	(1)	2	3	2	1	NM	(50%)	2	3	50%

Subtotal — expenses before deferral	39	43	32	31	18	(54%)	(42%)	76	49	(36%)
Deferred policy acquisition costs	(9)	(8)	(5)	(4)	(1)	89%	75%	(18)	(5)	72%

Total other insurance expense	30	35	27	27	17	(43%)	(37%)	58	44	(24%)
Amortization of deferred policy acquisition costs	5	5	3	5	2	(60%)	(60%)	11	7	(36%)

Total benefits and expenses	523	525	506	479	342	(35%)	(29%)	1,015	821	(19%)

Core earnings (loss) before income taxes	36	(3)	(65)	(39)	(12)	NM	69%	67	(51)	NM
Income tax expense (benefit)	9	(4)	(25)	(19)	(7)	NM	63%	18	(26)	NM

Core earnings (loss)	27	1	(40)	(20)	(5)	NM	75%	49	(25)	NM
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(57)	(394)	81	(154)	(61)	(7%)	60%	(199)	(215)	(8%)

Net income (loss)	$(30)	$(393)	$41	$(174)	$(66)	(120%)	62%	$(150)	$(240)	(60%)

RETURN ON ASSETS (After-tax bps)
Core earnings	17.4	0.7	(26.7)	(13.5)	(3.3)	NM	76%	15.8	(8.4)	NM
Net income (loss)	(19.4)	(255.6)	27.4	(117.3)	(44.1)	(127%)	62%	(48.5)	(80.5)	(66%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change

Institutional
Structured settlements	200	$231	$170	$243	$101	(50%)	(58%)	411	$344	(16%)
Institutional annuities	38	25	10	5	1	(97%)	(80%)	61	6	(90%)
Guaranteed interest products	552	168	254	3	7	(99%)	133%	1,273	10	(99%)
Other	119	111	127	58	41	(66%)	(29%)	172	99	(42%)

Subtotal	909	535	561	309	150	(83%)	(51%)	1,917	459	(76%)
Mutual funds	383	282	309	342	702	83%	105%	966	1,044	8%

Total Institutional	1,292	817	870	651	852	(34%)	31%	2,883	1,503	(48%)

Private Placement Life Insurance
Corporate owned	64	17	45	7	55	(14%)	NM	121	62	(49%)
Private clients	22	16	13	22	70	NM	NM	35	92	163%

Total Private Placement Life Insurance	86	33	58	29	125	45%	NM	156	154	(1%)

Total Institutional Solutions Group	$1,378	$850	$928	$680	$977	(29%)	44%	$3,039	$1,657	(45%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	3 Month	3 Month
	2008	2008	2008	2009	2009	Change	Change

INSTITUTIONAL
General account [1]	$20,593	$19,923	$19,771	$21,007	$20,129	(2%)	(4%)
Guaranteed separate account	402	384	393	371	386	(4%)	4%
Non-guaranteed separate account	4,551	4,189	3,917	3,576	3,413	(25%)	(5%)

Total Institutional account value	25,546	24,496	24,081	24,954	$23,928	(6%)	(4%)
Mutual fund assets	3,844	3,325	2,578	2,416	3,654	(5%)	51%

Total Institutional Assets Under Management	$29,390	$27,821	$26,659	$27,370	$27,582	(6%)	1%

PRIVATE PLACEMENT LIFE INSURANCE
General account	$5	$6	$46	$45	$44	NM	(2%)
Non-guaranteed separate account	32,939	32,860	32,413	32,109	32,550	(1%)	1%

Total Private Placement Life Insurance account value	32,944	32,866	32,459	32,154	32,594	(1%)	1%

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account [1]	$20,598	$19,929	$19,817	$21,052	$20,173	(2%)	(4%)
Guaranteed separate account	402	384	393	371	386	(4%)	4%
Non-guaranteed separate account	37,490	37,049	36,330	35,685	35,963	(4%)	1%

Total Institutional Solutions Group account value	58,490	57,362	56,540	57,108	56,522	(3%)	(1%)
Mutual fund assets	3,844	3,325	2,578	2,416	3,654	(5%)	51%

Total Institutional Solutions Group Assets Under Management	$62,334	$60,687	$59,118	$59,524	$60,176	(3%)	1%

BY PRODUCT
Institutional
Structured settlements	$6,729	$6,962	$7,137	$7,373	$7,472	11%	1%
Institutional annuities	3,118	3,089	3,067	3,030	3,037	(3%)	—
Guaranteed interest products [1]	10,741	9,760	9,353	10,338	9,376	(13%)	(9%)
Other	4,958	4,685	4,524	4,213	4,043	(18%)	(4%)

Total Institutional	25,546	24,496	24,081	24,954	23,928	(6%)	(4%)

Private Placement Life Insurance	32,944	32,866	32,459	32,154	32,594	(1%)	1%

Total Institutional Solutions Group account value	58,490	57,362	56,540	57,108	56,522	(3%)	(1%)

Institutional Mutual Fund Assets	3,844	3,325	2,578	2,416	3,654	(5%)	51%

Total Institutional Solutions Group Assets Under Management	$62,334	$60,687	$59,118	$59,524	$60,176	(3%)	1%

[1]	The March 31, 2009 balance includes approximately $1.5 billion related to an intrasegment funding agreement which is eliminated in consolidation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

	THREE MONTHS ENDED
	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,
	2008	2008	2008	2009	2009
INSTITUTIONAL INVESTMENT PRODUCTS ACCOUNT VALUE [1]
Beginning balance	$25,284	$25,546	$24,496	$24,081	$24,954
Deposits	909	535	561	309	150
Surrenders	(626)	(1,294)	(810)	(631)	(1,113)
Death benefits/annuity payouts	(171)	(201)	(193)	(192)	(182)
Transfers [5]	—	—	—	—	(318)
Other Flows [4]	—	—	—	1,469	—

Net Flows	112	(960)	(442)	955	(1,463)
Change in market value/change in reserve/interest credited	150	(90)	27	(82)	437

Ending balance	$25,546	$24,496	$24,081	$24,954	$23,928

INSTITUTIONAL MUTUAL FUND ASSETS [2]
Beginning balance	$3,489	$3,844	$3,325	$2,578	$2,416
Deposits	383	282	309	342	702
Surrenders	(201)	(228)	(243)	(237)	(272)
Transfers [5]	—	—	—	—	318

Net Flows	182	54	66	105	748
Change in market value/change in reserve/interest credited	173	(573)	(813)	(267)	490

Ending balance	$3,844	$3,325	$2,578	$2,416	$3,654

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE [1]
Beginning balance	$32,784	$32,944	$32,866	$32,459	$32,154
Deposits	86	33	58	29	125
Surrenders	(20)	(27)	(2)	(283)	(2)
Death benefits/annuity payouts	(47)	(16)	(17)	(46)	(36)

Net Flows	19	(10)	39	(300)	87
Change in market value/change in reserve/interest credited	197	(42)	(419)	52	408
Other [3]	(56)	(26)	(27)	(57)	(55)

Ending balance	$32,944	$32,866	$32,459	$32,154	$32,594

INSTITUTIONAL SOLUTIONS GROUP
Beginning balance	$61,557	$62,334	$60,687	$59,118	$59,524
Deposits	1,378	850	928	680	977
Surrenders	(847)	(1,549)	(1,055)	(1,151)	(1,387)
Death benefits/annuity payouts	(218)	(217)	(210)	(238)	(218)
Other Flows [4]	—	—	—	1,469	—

Net Flows	313	(916)	(337)	760	(628)
Change in market value/change in reserve/interest credited	520	(705)	(1,205)	(297)	1,335
Other [3]	(56)	(26)	(27)	(57)	(55)

Ending balance	$62,334	$60,687	$59,118	$59,524	$60,176

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Mutual Fund assets are an internal measure used by the company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[3]	Primarily consists of cost of insurance and M&E charges.

[4]	This flow is related to an intrasegment funding agreement which is eliminated in consolidation.

[5]	In the three months ended June 30, 2009 there was a transfer of funds related to one case from Institutional Investment Products to Institutional Mutual Funds.

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,585	$2,593	$2,467	$2,459	$2,463	(5%)	—	$5,171	$4,922	(5%)
Earned premiums	2,586	2,568	2,570	2,511	2,478	(4%)	(1%)	5,200	4,989	(4%)

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Personal Lines	18	(45)	202	75	(10)	NM	NM	123	65	(47%)
Small Commercial	69	82	167	87	74	7%	(15%)	188	161	(14%)
Middle Market	3	(37)	148	69	56	NM	(19%)	58	125	116%
Specialty Commercial	18	(44)	58	23	36	100%	57%	57	59	4%

Ongoing Operations underwriting results	108	(44)	575	254	156	44%	(39%)	426	410	(4%)
Other Operations [1]	(58)	(61)	(7)	(5)	(124)	(114%)	NM	(77)	(129)	(68%)

Total Property & Casualty underwriting results	$50	$(105)	$568	$249	$32	(36%)	(87%)	$349	$281	(19%)

ONGOING OPERATIONS UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	63.4	63.8	58.0	63.0	61.9	1.5	1.1	62.8	62.5	0.3
Current accident year catastrophes [3]	6.6	12.7	(0.1)	2.6	5.8	0.8	(3.2)	4.2	4.2	—
Prior accident years [4]	(1.5)	(2.8)	(7.6)	(2.7)	(2.4)	0.9	(0.3)	(1.7)	(2.6)	0.9

Total losses and loss adjustment expenses	68.5	73.7	50.3	62.8	65.3	3.2	(2.5)	65.3	64.0	1.3

Expenses [5]	26.5	27.3	27.1	26.8	28.2	(1.7)	(1.4)	26.0	27.5	(1.5)
Policyholder dividends [6]	0.8	0.7	0.2	0.2	0.2	0.6	—	0.5	0.2	0.3

Combined ratio	95.8	101.7	77.6	89.9	93.7	2.1	(3.8)	91.8	91.8	—

Catastrophes
Current year	6.6	12.7	(0.1)	2.6	5.8	0.8	(3.2)	4.2	4.2	—
Prior year	—	(0.2)	(0.2)	0.2	(0.2)	0.2	0.4	(0.2)	—	(0.2)

Catastrophe ratio	6.6	12.5	(0.4)	2.8	5.6	1.0	(2.8)	4.0	4.2	(0.2)

Combined ratio before catastrophes	89.2	89.2	78.0	87.1	88.1	1.1	(1.0)	87.8	87.6	0.2

Combined ratio before catastrophes and prior year development	90.7	91.8	85.3	90.0	90.4	0.3	(0.4)	89.3	90.2	(0.9)

Total Property & Casualty Income and ROE
Net income (loss)	$249	$(774)	$291	$112	$173	(31%)	54%	$575	$285	(50%)
Core earnings	$283	$156	$452	$321	$212	(25%)	(34%)	$709	$533	(25%)

Core earnings ROE (rolling 12 months income)
Ongoing Operations	20.0%	18.1%	17.1%	16.0%	14.9%	(5.1)	(1.1)
Other Operations	10.7%	7.9%	5.7%	6.1%	(4.3%)	(15.0)	(10.4)
Total Property & Casualty	19.2%	17.2%	16.2%	15.2%	13.8%	(5.4)	(1.4)

	PROPERTY & CASUALTY
	Dec. 31,	Jun. 30,
	2008	2009	Change
Selected Financial Data
Total Property and Casualty adjusted statutory surplus ($ in billions)	$6.0	$6.4	$0.4
Total Property and Casualty premium to adjusted surplus ratio	1.7	1.6	(0.1)

[1]	The three months ended June 30, 2008 included net asbestos reserve strengthening of $50. The three months ended September 30, 2008 included environmental reserve strengthening of $53. The three months ended June 30, 2009 included net asbestos reserve strengthening of $138.

[2]	The three months ended June 30, 2008 included current accident year reserve strengthening, totaling 0.3 points, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release, totaling 0.4 points, related to Personal Lines auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release, totaling 3.7 points, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims.

[3]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[5]	The three months ended September 30, 2008 included an assessment from the Texas Windstorm Insurance Association (TWIA) totaling 0.8 points, primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment totaling 0.6 points. The three months ended June 30, 2009 included an increase in taxes, licenses and fees due to an increase in the assessment for a second injury fund and reserve strengthening for other state funds and taxes totaling 0.9 points.

[6]	Included in policyholder dividends for the three months ended June 30, 2008 and September 30, 2008 were increases of 0.6 points and 0.4 points, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,585	$2,593	$2,467	$2,459	$2,463	(5%)	—	$5,171	$4,922	(5%)
Change in unearned premium reserve	(1)	25	(103)	(52)	(15)	NM	71%	(29)	(67)	(131%)

Earned premiums	2,586	2,568	2,570	2,511	2,478	(4%)	(1%)	5,200	4,989	(4%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,639	1,638	1,488	1,581	1,534	(6%)	(3%)	3,264	3,115	(5%)
Current accident year catastrophes [2]	171	325	(3)	65	142	(17%)	118%	221	207	(6%)
Prior accident years [3]	16	(14)	(192)	(68)	62	NM	NM	(20)	(6)	70%

Total losses and loss adjustment expenses	1,826	1,949	1,293	1,578	1,738	(5%)	10%	3,465	3,316	(4%)

Underwriting expenses [4]	690	707	704	679	703	2%	4%	1,361	1,382	2%
Dividends to policyholders [5]	20	17	5	5	5	(75%)	—	25	10	(60%)

Underwriting results	50	(105)	568	249	32	(36%)	(87%)	349	281	(19%)

Net servicing income	8	14	10	8	7	(13%)	(13%)	7	15	114%
Net investment income [6]	391	335	162	225	280	(28%)	24%	756	505	(33%)
Periodic net coupon settlements on credit derivatives, before-tax	1	2	(3)	(3)	(4)	NM	(33%)	3	(7)	NM
Other expenses	(65)	(57)	(41)	(49)	(50)	23%	(2%)	(124)	(99)	20%
Income tax expense	(102)	(33)	(244)	(109)	(53)	48%	51%	(282)	(162)	43%

Core earnings	283	156	452	321	212	(25%)	(34%)	709	533	(25%)

Add: Net realized capital losses, after-tax, excluded from core earnings	(34)	(930)	(161)	(209)	(39)	(15%)	81%	(134)	(248)	(85%)

Net income (loss)	$249	$(774)	$291	$112	$173	(31%)	54%	$575	$285	(50%)

Total Property & Casualty effective tax rate — net income	25.1%	37.6%	35.7%	(2.1%)	9.8%	(15.3)	11.9	26.7%	5.5%	(21.2)
Total Property & Casualty effective tax rate — core earnings	26.4%	17.6%	35.1%	25.2%	20.5%	(5.9)	(4.7)	28.4%	23.4%	(5.0)

[1]	The three months ended June 30, 2008 included current accident year reserve strengthening of $7, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release of $9, related to Personal Lines auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release of $95, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The three months ended March 31, 2009 included $38 of reserve releases related to Middle Market general liability claims, $23 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims and $20 of reserve releases related to professional liability claims. The three months ended June 30, 2009 included $138 of net asbestos reserve strengthening, partially offset by a $40 reduction in the allowance for uncollectible reinsurance, $33 of reserve releases related to Middle Market general liability claims and $30 of reserve releases related to professional liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $14. The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

[5]	Included in policyholder dividends for the three months ended June 30, 2008 and September 30, 2008 were increases of $15 and $11, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	The decrease in net investment income for the three months ended December 31, 2008, March 31, 2009 and June 30, 2009 was primarily driven by losses on limited partnerships and other alternative investments, and lower asset levels on taxable fixed maturities, and for the three months ended March 31, 2009 and June 30, 2009 only, lower yields on taxable fixed maturities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums	$2,583	$2,592	$2,465	$2,458	$2,462	(5%)	—	$5,167	$4,920	(5%)
Change in unearned premium reserve	(1)	25	(102)	(53)	(15)	NM	72%	(30)	(68)	(127%)

Earned premiums	2,584	2,567	2,567	2,511	2,477	(4%)	(1%)	5,197	4,988	(4%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,639	1,638	1,488	1,581	1,534	(6%)	(3%)	3,264	3,115	(5%)
Current accident year catastrophes [2]	171	325	(3)	65	142	(17%)	118%	221	207	(6%)
Prior accident years [3]	(39)	(70)	(195)	(68)	(59)	(51%)	13%	(90)	(127)	(41%)

Total losses and loss adjustment expenses	1,771	1,893	1,290	1,578	1,617	(9%)	2%	3,395	3,195	(6%)

Underwriting expenses [4]	685	701	697	674	699	2%	4%	1,351	1,373	2%
Dividends to policyholders [5]	20	17	5	5	5	(75%)	—	25	10	(60%)

Underwriting results	108	(44)	575	254	156	44%	(39%)	426	410	(4%)

Net servicing income	8	14	10	8	7	(13%)	(13%)	7	15	114%
Net investment income [6]	334	285	127	185	239	(28%)	29%	644	424	(34%)
Periodic net coupon settlements on credit derivatives, before-tax	1	2	(3)	(3)	(4)	NM	(33%)	3	(7)	NM
Other expenses	(65)	(58)	(39)	(50)	(48)	26%	4%	(122)	(98)	20%
Income tax expense	(105)	(39)	(236)	(97)	(87)	17%	10%	(277)	(184)	34%

Core earnings	281	160	434	297	263	(6%)	(11%)	681	560	(18%)

Add: Net realized capital losses, after-tax, excluded from core earnings	(35)	(826)	(137)	(186)	(41)	(17%)	78%	(123)	(227)	(85%)

Net income (loss)	$246	$(666)	$297	$111	$222	(10%)	100%	$558	$333	(40%)

Ongoing Operations effective tax rate — net income	26.0%	37.8%	35.4%	(2.5%)	18.8%	(7.2)	21.3	27.4%	12.8%	(14.6)
Ongoing Operations effective tax rate — core earnings	27.3%	19.8%	35.3%	24.8%	24.7%	(2.6)	(0.1)	28.9%	24.7%	(4.2)

[1]	The three months ended June 30, 2008 included current accident year reserve strengthening of $7, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release of $9, related to Personal Lines auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release of $95, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The three months ended March 31, 2009 included $38 of reserve releases related to Middle Market general liability claims, $23 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims and $20 of reserve releases related to professional liability claims. The three months ended June 30, 2009 included $33 of reserve releases related to Middle Market general liability claims and $30 of reserve releases related to professional liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $14. The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

[5]	Included in policyholder dividends for the three months ended June 30, 2008 and September 30, 2008 were increases of $15 and $11, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	The decrease in net investment income for the three months ended December 31, 2008, March 31, 2009 and June 30, 2009 was primarily driven by losses on limited partnerships and other alternative investments, and lower asset levels on taxable fixed maturities, and for the three months ended March 31, 2009 and June 30, 2009 only, lower yields on taxable fixed maturities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED JUNE 30, 2009

	Personal	Small	Middle	Specialty	Ongoing
	Lines	Commercial	Market	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$1,045	$643	$482	$292	$2,462
Change in unearned premium reserve	60	—	(56)	(19)	(15)

Earned premiums	985	643	538	311	2,477

Losses and loss adjustment expenses
Current accident year before catastrophes	649	340	331	214	1,534
Current accident year catastrophes	110	23	8	1	142
Prior accident years	—	10	(22)	(47)	(59)

Total losses and loss adjustment expenses	759	373	317	168	1,617

Underwriting expenses	236	195	161	107	699
Dividends to policyholders	—	1	4	—	5

Underwriting results	$(10)	$74	$56	$36	$156

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	65.9	52.8	61.6	68.7	61.9
Current accident year catastrophes	11.2	3.6	1.6	0.3	5.8
Prior accident years [1]	—	1.5	(4.2)	(15.0)	(2.4)

Total losses and loss adjustment expenses	77.0	58.0	59.1	54.0	65.3

Expenses	24.0	30.4	29.8	34.5	28.2
Policyholder dividends	—	0.2	0.6	0.1	0.2

Combined ratio	101.0	88.6	89.5	88.7	93.7

Catastrophes
Current year	11.2	3.6	1.6	0.3	5.8
Prior year	0.8	(0.3)	(0.8)	(1.7)	(0.2)

Catastrophe ratio	12.0	3.3	0.8	(1.4)	5.6

Combined ratio before catastrophes	89.0	85.3	88.7	90.1	88.1

Combined ratio before catastrophes and prior year development	89.8	83.4	92.1	103.4	90.4

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2009

	Personal	Small	Middle	Specialty	Ongoing
	Lines	Commercial	Market	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$1,989	$1,336	$1,008	$587	$4,920
Change in unearned premium reserve	25	41	(78)	(56)	(68)

Earned premiums	1,964	1,295	1,086	643	4,988

Losses and loss adjustment expenses
Current accident year before catastrophes	1,276	702	690	447	3,115
Current accident year catastrophes	152	29	24	2	207
Prior accident years	10	15	(80)	(72)	(127)

Total losses and loss adjustment expenses	1,438	746	634	377	3,195

Underwriting expenses	461	386	321	205	1,373
Dividends to policyholders	—	2	6	2	10

Underwriting results	$65	$161	$125	$59	$410

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	65.0	54.2	63.6	69.5	62.5
Current accident year catastrophes	7.7	2.3	2.2	0.2	4.2
Prior accident years [1]	0.5	1.2	(7.4)	(11.3)	(2.6)

Total losses and loss adjustment expenses	73.2	57.6	58.4	58.4	64.0

Expenses	23.5	29.8	29.5	31.9	27.5
Policyholder dividends	—	0.1	0.5	0.4	0.2

Combined ratio	96.7	87.6	88.5	90.8	91.8

Catastrophes
Current year	7.7	2.3	2.2	0.2	4.2
Prior year	1.0	(0.1)	(0.9)	(1.0)	—

Catastrophe ratio	8.7	2.2	1.3	(0.7)	4.2

Combined ratio before catastrophes	88.0	85.4	87.2	91.5	87.6

Combined ratio before catastrophes and prior year development	88.4	84.1	93.7	101.9	90.2

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$2,583	$2,592	$2,465	$2,458	$2,462	(5%)	—	$5,167	$4,920	(5%)
Change in unearned premium reserve	(1)	25	(102)	(53)	(15)	NM	72%	(30)	(68)	(127%)

Earned premiums	2,584	2,567	2,567	2,511	2,477	(4%)	(1%)	5,197	4,988	(4%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,639	1,638	1,488	1,581	1,534	(6%)	(3%)	3,264	3,115	(5%)
Current accident year catastrophes [2]	171	325	(3)	65	142	(17%)	118%	221	207	(6%)
Prior accident years [3]	(39)	(70)	(195)	(68)	(59)	(51%)	13%	(90)	(127)	(41%)

Total losses and loss adjustment expenses	1,771	1,893	1,290	1,578	1,617	(9%)	2%	3,395	3,195	(6%)

Underwriting expenses [4]	685	701	697	674	699	2%	4%	1,351	1,373	2%
Dividends to policyholders [5]	20	17	5	5	5	(75%)	—	25	10	(60%)

Underwriting results	$108	$(44)	$575	$254	$156	44%	(39%)	$426	$410	(4%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	63.4	63.8	58.0	63.0	61.9	1.5	1.1	62.8	62.5	0.3
Current accident year catastrophes [2]	6.6	12.7	(0.1)	2.6	5.8	0.8	(3.2)	4.2	4.2	—
Prior accident years [3] [6]	(1.5)	(2.8)	(7.6)	(2.7)	(2.4)	0.9	(0.3)	(1.7)	(2.6)	0.9

Total losses and loss adjustment expenses	68.5	73.7	50.3	62.8	65.3	3.2	(2.5)	65.3	64.0	1.3

Expenses	26.5	27.3	27.1	26.8	28.2	(1.7)	(1.4)	26.0	27.5	(1.5)
Policyholder dividends	0.8	0.7	0.2	0.2	0.2	0.6	—	0.5	0.2	0.3

Combined ratio	95.8	101.7	77.6	89.9	93.7	2.1	(3.8)	91.8	91.8	—

Catastrophes
Current year	6.6	12.7	(0.1)	2.6	5.8	0.8	(3.2)	4.2	4.2	—
Prior year	—	(0.2)	(0.2)	0.2	(0.2)	0.2	0.4	(0.2)	—	(0.2)

Catastrophe ratio	6.6	12.5	(0.4)	2.8	5.6	1.0	(2.8)	4.0	4.2	(0.2)

Combined ratio before catastrophes	89.2	89.2	78.0	87.1	88.1	1.1	(1.0)	87.8	87.6	0.2

Combined ratio before catastrophes and prior year development	90.7	91.8	85.3	90.0	90.4	0.3	(0.4)	89.3	90.2	(0.9)

[1]	The three months ended June 30, 2008 included a current accident year reserve strengthening, totaling $7, or 0.3 points, primarily related to liability claims under Small Commercial package business. The three months ended September 30, 2008 included a current accident year reserve release, totaling $9, or 0.4 points, related to Personal Lines auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release, totaling $95, or 3.7 points, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The three months ended March 31, 2009 included $38 of reserve releases related to Middle Market general liability claims, $23 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims and $20 of reserve releases related to professional liability claims. The three months ended June 30, 2009 included $33 of reserve releases related to Middle Market general liability claims and $30 of reserve releases related to professional liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $14. The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

[5]	Included in policyholder dividends for the three months ended June 30, 2008 and September 30, 2008 were increases of $15 and $11, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$1,029	$1,024	$936	$944	$1,045	2%	11%	$1,965	$1,989	1%
Change in unearned premium reserve	49	46	(49)	(35)	60	22%	NM	2	25	NM

Earned premiums	980	978	985	979	985	1%	1%	1,963	1,964	—

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	645	634	628	627	649	1%	4%	1,280	1,276	—
Current accident year catastrophes [2]	97	168	(37)	42	110	13%	162%	127	152	20%
Prior accident years [3]	1	(9)	(35)	10	—	(100%)	(100%)	(7)	10	NM

Total losses and loss adjustment expenses	743	793	556	679	759	2%	12%	1,400	1,438	3%

Underwriting expenses [4]	219	230	227	225	236	8%	5%	440	461	5%

Underwriting results	$18	$(45)	$202	$75	$(10)	NM	NM	$123	$65	(47%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	65.9	64.7	63.8	64.1	65.9	—	(1.8)	65.3	65.0	0.3
Current accident year catastrophes [2]	9.8	17.2	(3.8)	4.3	11.2	(1.4)	(6.9)	6.4	7.7	(1.3)
Prior accident years [3] [5]	—	(0.9)	(3.5)	1.1	—	—	1.1	(0.4)	0.5	(0.9)

Total losses and loss adjustment expenses	75.8	81.1	56.5	69.4	77.0	(1.2)	(7.6)	71.3	73.2	(1.9)

Expenses	22.4	23.5	23.0	23.0	24.0	(1.6)	(1.0)	22.4	23.5	(1.1)

Combined ratio	98.1	104.6	79.5	92.4	101.0	(2.9)	(8.6)	93.7	96.7	(3.0)

Catastrophes
Current year	9.8	17.2	(3.8)	4.3	11.2	(1.4)	(6.9)	6.4	7.7	(1.3)
Prior year	0.3	0.8	0.3	1.1	0.8	(0.5)	0.3	(0.2)	1.0	(1.2)

Catastrophe ratio	10.1	18.1	(3.5)	5.4	12.0	(1.9)	(6.6)	6.3	8.7	(2.4)

Combined ratio before catastrophes	88.0	86.5	82.9	87.0	89.0	(1.0)	(2.0)	87.5	88.0	(0.5)

Combined ratio before catastrophes and prior year development	88.3	88.3	86.8	87.0	89.8	(1.5)	(2.8)	87.7	88.4	(0.7)

COMBINED RATIO
Automobile	94.3	90.5	86.5	89.3	95.6	(1.3)	(6.3)	93.5	92.4	1.1
Homeowners	107.9	141.2	61.7	100.3	114.9	(7.0)	(14.6)	94.4	107.6	(13.2)

Total	98.1	104.6	79.5	92.4	101.0	(2.9)	(8.6)	93.7	96.7	(3.0)

[1]	The three months ended September 30, 2008 included a current accident year reserve release of $9, or 1.0 point, related to auto liability claims. The three months ended December 31, 2008 included a current accident year reserve release of $33, or 3.4 points, primarily related to auto liability claims. The three months ended June 30, 2009 included current accident year reserve strengthening of $2, or 0.2 points, related to auto liability claims.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike. The estimate of hurricane Ike losses was reduced by $42 during the fourth quarter of 2008.

[3]	The three months ended December 31, 2008 included $38 of reserve releases related to auto liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $10 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $7.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$741	$741	$669	$681	$763	3%	12%	$1,403	$1,444	3%
Agency	271	269	252	249	268	(1%)	8%	529	517	(2%)
Other	17	14	15	14	14	(18%)	—	33	28	(15%)

Total	$1,029	$1,024	$936	$944	$1,045	2%	11%	$1,965	$1,989	1%

EARNED PREMIUMS [1]

AARP	$691	$695	$705	$703	$709	3%	1%	$1,378	$1,412	2%
Agency	273	266	264	261	261	(4%)	—	550	522	(5%)
Other	16	17	16	15	15	(6%)	—	35	30	(14%)

Total	$980	$978	$985	$979	$985	1%	1%	$1,963	$1,964	—

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$729	$726	$676	$707	$742	2%	5%	$1,427	$1,449	2%
Homeowners	300	298	260	237	303	1%	28%	538	540	—

Total	$1,029	$1,024	$936	$944	$1,045	2%	11%	$1,965	$1,989	1%

EARNED PREMIUMS [1]

Automobile	$707	$707	$704	$704	$711	1%	1%	$1,413	$1,415	—
Homeowners	273	271	281	275	274	—	—	550	549	—

Total	$980	$978	$985	$979	$985	1%	1%	$1,963	$1,964	—

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases) [2]
Automobile	4%	4%	3%	3%	3%	(1%)	—	4%	3%	(1%)
Homeowners	6%	6%	6%	6%	5%	(1%)	(1%)	6%	5%	(1%)

Premium Retention
Automobile	87%	86%	86%	85%	85%	(2%)	—	88%	85%	(3%)
Homeowners	91%	90%	88%	88%	87%	(4%)	(1%)	90%	88%	(2%)

New Business Premium $
Automobile	$87	$97	$96	$115	$124	43%	8%	$171	$239	40%
Homeowners	$27	$29	$26	$31	$40	48%	29%	$51	$71	39%

Policies in force
Automobile	2,326,188	2,324,124	2,323,882	2,347,967	2,375,240	2%	1%
Homeowners	1,471,920	1,465,907	1,455,954	1,460,172	1,471,287	—	1%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	For all periods presented, the written pricing metric was changed in the first quarter of 2009 to exclude the impact of changes in business mix on average policy premium.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SMALL COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$679	$652	$622	$693	$643	(5%)	(7%)	$1,422	$1,336	(6%)
Change in unearned premium reserve	(4)	(26)	(54)	41	—	100%	(100%)	52	41	(21%)

Earned premiums	683	678	676	652	643	(6%)	(1%)	1,370	1,295	(5%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	380	380	317	362	340	(11%)	(6%)	750	702	(6%)
Current accident year catastrophes [2]	35	49	29	6	23	(34%)	NM	44	29	(34%)
Prior accident years [3]	(2)	(46)	(39)	5	10	NM	100%	(4)	15	NM

Total losses and loss adjustment expenses	413	383	307	373	373	(10%)	—	790	746	(6%)

Underwriting expenses [4]	198	204	201	191	195	(2%)	2%	388	386	(1%)
Dividends to policyholders [5]	3	9	1	1	1	(67%)	—	4	2	(50%)

Underwriting results	$69	$82	$167	$87	$74	7%	(15%)	$188	$161	(14%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	55.5	56.3	46.8	55.5	52.8	2.7	2.7	54.6	54.2	0.4
Current accident year catastrophes [2]	5.2	7.0	4.4	1.0	3.6	1.6	(2.6)	3.2	2.3	0.9
Prior accident years [3] [6]	(0.3)	(6.8)	(5.8)	0.8	1.5	(1.8)	(0.7)	(0.3)	1.2	(1.5)

Total losses and loss adjustment expenses	60.4	56.5	45.4	57.3	58.0	2.4	(0.7)	57.6	57.6	—

Expenses	29.0	30.1	29.7	29.3	30.4	(1.4)	(1.1)	28.3	29.8	(1.5)
Policyholder dividends	0.5	1.3	0.2	0.1	0.2	0.3	(0.1)	0.3	0.1	0.2

Combined ratio	89.8	87.9	75.4	86.6	88.6	1.2	(2.0)	86.2	87.6	(1.4)

Catastrophes
Current year	5.2	7.0	4.4	1.0	3.6	1.6	(2.6)	3.2	2.3	0.9
Prior year	0.1	(0.5)	—	0.1	(0.3)	0.4	0.4	0.1	(0.1)	0.2

Catastrophe ratio	5.3	6.5	4.4	1.1	3.3	2.0	(2.2)	3.3	2.2	1.1

Combined ratio before catastrophes	84.5	81.4	71.0	85.5	85.3	(0.8)	0.2	82.9	85.4	(2.5)

Combined ratio before catastrophes and prior year development	84.9	87.7	76.8	84.8	83.4	1.5	1.4	83.3	84.1	(0.8)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(3%)	(2%)	1%	—	—	3%	—	(3%)	—	3%

Premium Retention	81%	83%	81%	79%	78%	(3%)	(1%)	82%	78%	(4%)

New Business Premium $	$117	$105	$97	$119	$120	3%	1%	$244	$239	(2%)

Policies in force	1,057,058	1,062,291	1,055,463	1,053,568	1,060,482	—	1%

[1]	The three months ended June 30, 2008 included current accident year reserve strengthening, totaling $7, or 1.0 point, primarily related to liability claims under package business. The three months ended December 31, 2008 included a current accident year reserve release, totaling $30, or 4.4 points, primarily related to workers’ compensation business.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike. The estimate of hurricane Ike losses was increased by $31 during the fourth quarter of 2008.

[3]	The three months ended September 30, 2008 and December 31, 2008 included reserve releases of $33 and $20, respectively, related to workers’ compensation business.

[4]	The three months ended September 30, 2008 included an assessment of $7 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $5.

[5]	Included in policyholder dividends for the three months ended September 30, 2008 was a $6 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
MIDDLE MARKET
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$529	$571	$577	$526	$482	(9%)	(8%)	$1,094	$1,008	(8%)
Change in unearned premium reserve	(46)	2	15	(22)	(56)	(22%)	(155%)	(74)	(78)	(5%)

Earned premiums	575	569	562	548	538	(6%)	(2%)	1,168	1,086	(7%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	377	389	314	359	331	(12%)	(8%)	757	690	(9%)
Current accident year catastrophes [2]	33	64	10	16	8	(76%)	(50%)	42	24	(43%)
Prior accident years [3]	(21)	(18)	(79)	(58)	(22)	(5%)	62%	(37)	(80)	(116%)

Total losses and loss adjustment expenses	389	435	245	317	317	(19%)	—	762	634	(17%)

Underwriting expenses [4]	170	167	167	160	161	(5%)	1%	333	321	(4%)
Dividends to policyholders [5]	13	4	2	2	4	(69%)	100%	15	6	(60%)

Underwriting results	$3	$(37)	$148	$69	$56	NM	(19%)	$58	$125	116%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	65.7	68.1	56.0	65.5	61.6	4.1	3.9	64.9	63.6	1.3
Current accident year catastrophes [2]	5.7	11.2	1.8	2.8	1.6	4.1	1.2	3.6	2.2	1.4
Prior accident years [3] [6]	(3.7)	(3.2)	(14.1)	(10.5)	(4.2)	0.5	(6.3)	(3.2)	(7.4)	4.2

Total losses and loss adjustment expenses	67.7	76.1	43.7	57.8	59.1	8.6	(1.3)	65.3	58.4	6.9

Expenses	29.4	29.6	29.7	29.3	29.8	(0.4)	(0.5)	28.5	29.5	(1.0)
Policyholder dividends	2.3	0.7	0.3	0.4	0.6	1.7	(0.2)	1.3	0.5	0.8

Combined ratio	99.4	106.4	73.7	87.5	89.5	9.9	(2.0)	95.0	88.5	6.5

Catastrophes
Current year	5.7	11.2	1.8	2.8	1.6	4.1	1.2	3.6	2.2	1.4
Prior year	(0.4)	(1.1)	(0.8)	(1.0)	(0.8)	0.4	(0.2)	(0.1)	(0.9)	0.8

Catastrophe ratio	5.3	10.1	1.1	1.8	0.8	4.5	1.0	3.5	1.3	2.2

Combined ratio before catastrophes	94.1	96.3	72.7	85.7	88.7	5.4	(3.0)	91.5	87.2	4.3

Combined ratio before catastrophes and prior year development	97.4	98.4	86.0	95.2	92.1	5.3	3.1	94.6	93.7	0.9

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(7%)	(5%)	(3%)	(2%)	(1%)	6%	1%	(6%)	(2%)	4%

Premium Retention	77%	78%	77%	75%	71%	(6%)	(4%)	78%	73%	(5%)

New Business Premium $	$101	$111	$103	$115	$106	5%	(8%)	$206	$221	7%

Policies in force [7]	96,602	97,388	97,308	97,176	96,574	—	(1%)

[1]	The three months ended December 31, 2008 included a current accident year reserve release, totaling $28, or 5.1 points, primarily related to workers’ compensation business.

[2]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[3]	The three months ended December 31, 2008 included net reserve releases of $48 related to general liability claims and reserve releases of $30 related to workers’ compensation business. The three months ended March 31, 2009 and June 30, 2009 included reserve releases of $38 and $33, respectively, related to general liability claims.

[4]	The three months ended September 30, 2008 included an assessment of $3 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $2.

[5]	Included in policyholder dividends for the three months ended June 30, 2008 was an $11 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[7]	During the fourth quarter of 2008, the livestock business was resegmented from Specialty Commercial to Middle Market. As such, policies in force for all prior periods presented have been restated to fully reflect the resegmentation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums [1]	$346	$345	$330	$295	$292	(16%)	(1%)	$686	$587	(14%)
Change in unearned premium reserve	—	3	(14)	(37)	(19)	—	49%	(10)	(56)	NM

Earned premiums	346	342	344	332	311	(10%)	(6%)	696	643	(8%)

Losses and loss adjustment expenses
Current accident year before catastrophes [2]	237	235	229	233	214	(10%)	(8%)	477	447	(6%)
Current accident year catastrophes [3]	6	44	(5)	1	1	(83%)	—	8	2	(75%)
Prior accident years [4]	(17)	3	(42)	(25)	(47)	(176%)	(88%)	(42)	(72)	(71%)

Total losses and loss adjustment expenses	226	282	182	209	168	(26%)	(20%)	443	377	(15%)

Underwriting expenses [5]	98	100	102	98	107	9%	9%	190	205	8%
Dividends to policyholders	4	4	2	2	—	(100%)	(100%)	6	2	(67%)

Underwriting results	$18	$(44)	$58	$23	$36	100%	57%	$57	$59	4%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	68.4	68.7	66.4	70.3	68.7	(0.3)	1.6	68.6	69.5	(0.9)
Current accident year catastrophes [3]	1.9	13.2	(1.7)	0.1	0.3	1.6	(0.2)	1.1	0.2	0.9
Prior accident years [4] [6]	(4.6)	0.6	(12.0)	(7.9)	(15.0)	10.4	7.1	(5.9)	(11.3)	5.4

Total losses and loss adjustment expenses	65.7	82.5	52.7	62.6	54.0	11.7	8.6	63.7	58.4	5.3

Expenses	28.4	29.0	29.7	29.5	34.5	(6.1)	(5.0)	27.4	31.9	(4.5)
Policyholder dividends	1.1	1.3	0.5	0.7	0.1	1.0	0.6	0.8	0.4	0.4

Combined ratio	95.2	112.8	83.0	92.8	88.7	6.5	4.1	91.9	90.8	1.1

Catastrophes
Current year	1.9	13.2	(1.7)	0.1	0.3	1.6	(0.2)	1.1	0.2	0.9
Prior year	(0.5)	(0.8)	(1.5)	(0.2)	(1.7)	1.2	1.5	(1.2)	(1.0)	(0.2)

Catastrophe ratio	1.4	12.4	(3.2)	(0.1)	(1.4)	2.8	1.3	(0.1)	(0.7)	0.6

Combined ratio before catastrophes	93.8	100.4	86.1	92.9	90.1	3.7	2.8	92.0	91.5	0.5

Combined ratio before catastrophes and prior year development	97.9	99.0	96.7	100.5	103.4	(5.5)	(2.9)	96.7	101.9	(5.2)

[1]	Concurrent with the sale of the Company’s core excess and surplus lines of business in March, 2009, the Company ceded $26 of unearned premium to the buyer, reflected as a reduction of written premium in the three months ended March 31, 2009.

[2]	The three months ended December 31, 2008 included a current accident year reserve release, totaling $3, or 0.9 points, primarily related to programs business. The three months ended June 30, 2009 included a current accident year reserve release, totaling $2, or 0.7 points, related to workers’ compensation business.

[3]	Catastrophe losses for the three months ended September 30, 2008 included losses from hurricane Ike.

[4]	The three months ended December 31, 2008 and March 31, 2009 included reserve releases of $30 and $20, respectively, related to professional liability claims. The three months ended June 30, 2009 included a reserve release of $30 related to professional liability claims and a $20 reduction in the allowance for uncollectible reinsurance.

[5]	The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund, and $17 reserve strengthening for other state funds and taxes.

[6]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change

WRITTEN PREMIUMS [1]

Property [2]	$14	$14	$15	$(16)	$—	(100%)	100%	$21	$(16)	NM
Casualty	135	134	110	150	128	(5%)	(15%)	294	278	(5%)
Professional Liability, Fidelity and Surety	176	178	185	143	148	(16%)	3%	328	291	(11%)
Other	21	19	20	18	16	(24%)	(11%)	43	34	(21%)

Total	$346	$345	$330	$295	$292	(16%)	(1%)	$686	$587	(14%)

EARNED PREMIUMS [1]

Property	$24	$19	$17	$13	$3	(88%)	(77%)	$51	$16	(69%)
Casualty	132	131	131	130	124	(6%)	(5%)	264	254	(4%)
Professional Liability, Fidelity and Surety	169	173	173	171	165	(2%)	(4%)	339	336	(1%)
Other	21	19	23	18	19	(10%)	6%	42	37	(12%)

Total	$346	$342	$344	$332	$311	(10%)	(6%)	$696	$643	(8%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

[2]	Concurrent with the sale of the Company’s core excess and surplus lines of business in March, 2009, the Company ceded $26 of unearned premium to the buyer, reflected as a reduction of written premium in the three months ended March 31, 2009.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
UNDERWRITING RESULTS
Written premiums	$2	$1	$2	$1	$1	(50%)	—	$4	$2	(50%)
Change in unearned premium reserve	—	—	(1)	1	—	—	(100%)	1	1	—

Earned premiums	2	1	3	—	1	(50%)	—	3	1	(67%)

Losses and loss adjustment expenses
Current accident year before catastrophes	—	—	—	—	—	—	—	—	—	—
Current accident year catastrophes	—	—	—	—	—	—	—	—	—	—
Prior accident years [1]	55	56	3	—	121	120%	—	70	121	73%

Total losses and loss adjustment expenses	55	56	3	—	121	120%	—	70	121	73%

Underwriting expenses	5	6	7	5	4	(20%)	(20%)	10	9	(10%)

Underwriting results	$(58)	$(61)	$(7)	$(5)	$(124)	(114%)	NM	$(77)	$(129)	(68%)

Net investment income	57	50	35	40	41	(28%)	2%	112	81	(28%)
Other expenses	—	1	(2)	1	(2)	—	NM	(2)	(1)	50%
Income tax benefit (expense)	3	6	(8)	(12)	34	NM	NM	(5)	22	NM

Core earnings	2	(4)	18	24	(51)	NM	NM	28	(27)	NM

Add: Net realized capital gains (losses), after-tax	1	(104)	(24)	(23)	2	100%	NM	(11)	(21)	(91%)

Net income (loss)	$3	$(108)	$(6)	$1	$(49)	NM	NM	$17	$(48)	NM

[1]	The three months ended June 30, 2008 included net asbestos reserve strengthening of $50. The three months ended September 30, 2008 included environmental reserve strengthening of $53. The three months ended June 30, 2009 included net asbestos reserve strengthening of $138 partially offset by a $20 reduction in the allowance for uncollectible reinsurance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS LOSSES AND LOSS ADJUSTMENT EXPENSES

	Asbestos		Environmental	All Other [1]	Total
For the Three Months Ended June 30, 2009
Beginning liability — net [2] [3]	$1,845		$261	$1,565	$3,671
Losses and loss adjustment expenses incurred	138		—	(17)	121
Losses and loss adjustment expenses paid	(37)		(7)	(27)	(71)
Reclassification of asbestos and environmental liabilities [4]	51		3	(54)	—

Ending liability — net [2] [3]	$1,997	[5]	$257	$1,467	$3,721

	Asbestos		Environmental	All Other [1]	Total
For the Six Months Ended June 30, 2009
Beginning liability — net [2] [3]	$1,884		$269	$1,628	$3,781
Losses and loss adjustment expenses incurred	138		—	(17)	121
Losses and loss adjustment expenses paid	(76)		(15)	(90)	(181)
Reclassification of asbestos and environmental liabilities [4]	51		3	(54)	—

Ending liability — net [2] [3]	$1,997	[5]	$257	$1,467	$3,721

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $11 and $5, respectively, as of June 30, 2009, $12 and $6, respectively, as of March 31, 2009 and $12 and $6, respectively, as of December 31, 2008. Total net losses and loss adjustment expenses incurred in Ongoing Operations for the three and six months ended June 30, 2009 includes $2 and $8, respectively, related to asbestos and environmental claims. Total net losses and loss adjustment expenses paid in Ongoing Operations for the three and six months ended June 30, 2009 includes $4 and $10, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $2,622 and $292, respectively, as of June 30, 2009, $2,453 and $301, respectively, as of March 31, 2009, and $2,498 and $309, respectively, as of December 31, 2008.

[4]	During the three months ended June 30, 2009, the Company reclassified liabilities of $54 that were previously classified as “All Other” to “Asbestos” and “Environmental”.

[5]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $182 and $232, respectively, resulting in a one year net survival ratio of 11.0 and a three year net survival ratio of 8.6. Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SUMMARY OF GROSS ASBESTOS RESERVES
AS OF JUNE 30, 2009

	Number of	All Time	Total	All Time
	Accounts [1]	Paid [2]	Reserves	Ultimate [2]

Major Asbestos Defendants [4]
Structured settlements (includes 4 Wellington accounts) [5]	7	$270	$475	$745
Wellington (direct only)	29	904	43	947
Other major asbestos defendants	29	474	168	642
No known policies (includes 3 Wellington accounts)	5	—	—	—
Accounts with future exposure > $2.5	73	744	547	1,291
Accounts with future exposure < $2.5	1,104	424	119	543
Unallocated [6]		1,687	366	2,053

Total direct		$4,503	$1,718	$6,221

Assumed reinsurance		1,110	557	1,667
London market		581	347	928

Total as of June 30, 2009 [3]		$6,194	$2,622	$8,816

[1]	An account may move between categories from one evaluation to the next. Reclassifications were made as a result of the reserve evaluation completed in the second quarter of 2009.

[2]	“All Time Paid” represents the total payments with respect to the indicated claim type that have already been made by the Company as of the indicated balance sheet date. “All Time Ultimate” represents the Company’s estimate, as of the indicated balance sheet date, of the total payments that are ultimately expected to be made to fully settle the indicated payment type. The amount is the sum of the amounts already paid (e.g., “All Time Paid”) and the estimated future payments (e.g., the amount shown in the column labeled “Total Reserves”).

[3]	Survival ratio is a commonly used industry ratio for comparing reserve levels between companies. While the method is commonly used, it is not a predictive technique. Survival ratios may vary over time for numerous reasons such as large payments due to the final resolution of certain asbestos liabilities, or reserve re-estimates. The survival ratio is computed by dividing the recorded reserves by the average of the past three years of payments. The ratio is the calculated number of years the recorded reserves would survive if future annual payments were equal to the average annual payments for the past three years. The 3-year gross survival ratio of 7.5 as of June 30, 2009 is computed based on total paid losses of $1,051 for the period from July 1, 2006 to June 30, 2009. As of June 30, 2009, the one year gross paid amount for total asbestos claims is $284, resulting in a one year gross survival ratio of 9.2.

[4]	Includes 25 open accounts at June 30, 2009. Included 25 open accounts at June 30, 2008.

[5]	Structured settlements include the Company’s reserves related to PPG Industries, Inc. (“PPG”). In January 2009, the Company, along with approximately three dozen other insurers, entered into a modified agreement in principle with PPG to resolve the Company’s coverage obligations for all of its PPG asbestos liabilities, including principally those arising out of its 50% stock ownership of Pittsburgh Corning Corporation (“PCC”), a joint venture with Corning, Inc. The agreement is contingent on the fulfillment of certain conditions, including the confirmation of a PCC plan of reorganization under Section 524(g) of the Bankruptcy Code, which have not yet been met.

[6]	Includes closed accounts (exclusive of Major Asbestos Defendants) and unallocated IBNR.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended June 30, 2009	Losses & LAE	Losses & LAE	Losses & LAE	Losses & LAE
Gross
Direct	$33	$117	$6	$—
Assumed Reinsurance	13	52	3	—
London Market	4	—	1	—

Total	50	169	10	—
Ceded	(13)	(31)	(3)	—

Net prior to reclassification	$37	$138	$7	$—

Reclassification of asbestos and environmental liabilities [2]	—	51	—	3

Net	$37	$189	$7	$3

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Six Months Ended June 30, 2009	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$69	$117	$13	$—
Assumed Reinsurance	17	52	4	—
London Market	9	—	2	—

Total	95	169	19	—
Ceded	(19)	(31)	(4)	—

Net prior to reclassification	$76	$138	$15	$—

Reclassification of asbestos and environmental liabilities [2]	—	51	—	3

Net	$76	$189	$15	$3

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the three and six months ended June 30, 2009 includes $2 and $8, respectively, related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three and six months ended June 30, 2009 includes $5 and $10, respectively, related to asbestos and environmental claims.

[2]	During the three months ended June 30, 2009, the Company reclassified liabilities of $54 that were previously classified as “All Other” to “Asbestos” and “Environmental”.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended June 30, 2009
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 4/1/09 - gross	$2,024	$3,590	$4,739	$6,987	$17,340	$4,464	$21,804
Reinsurance and other recoverables	58	170	458	2,063	2,749	793	3,542

Liabilities for unpaid losses and loss adjustment expenses at 4/1/09 - net	1,966	3,420	4,281	4,924	14,591	3,671	18,262

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	649	340	331	214	1,534	—	1,534
Current accident year catastrophes	110	23	8	1	142	—	142
Prior accident years	—	10	(22)	(47)	(59)	121	62

Total provision for unpaid losses and loss adjustment expenses	759	373	317	168	1,617	121	1,738

Payments	(702)	(335)	(341)	(154)	(1,532)	(71)	(1,603)

Liabilities for unpaid losses and loss adjustment expenses at 6/30/09 - net	2,023	3,458	4,257	4,938	14,676	3,721	18,397
Reinsurance and other recoverables	54	168	447	2,001	2,670	835	3,505

Liabilities for unpaid losses and loss adjustment expenses at 6/30/09 - gross	$2,077	$3,626	$4,704	$6,939	$17,346	$4,556	$21,902

Earned premiums	$985	$643	$538	$311	$2,477	$1	$2,478
Loss and loss expense paid ratio	71.2	52.1	63.6	49.9	61.9
Loss and loss expense incurred ratio	77.0	58.0	59.1	54.0	65.3
Prior accident year development (pts.)	—	1.5	(4.2)	(15.0)	(2.4)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Six Months Ended June 30, 2009
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/09 - gross	$2,052	$3,572	$4,744	$6,981	$17,349	$4,584	$21,933
Reinsurance and other recoverables	60	176	437	2,110	2,783	803	3,586

Liabilities for unpaid losses and loss adjustment expenses at 1/1/09 - net	1,992	3,396	4,307	4,871	14,566	3,781	18,347

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	1,276	702	690	447	3,115	—	3,115
Current accident year catastrophes	152	29	24	2	207	—	207
Prior accident years	10	15	(80)	(72)	(127)	121	(6)

Total provision for unpaid losses and loss adjustment expenses	1,438	746	634	377	3,195	121	3,316

Payments	(1,407)	(684)	(684)	(310)	(3,085)	(181)	(3,266)

Liabilities for unpaid losses and loss adjustment expenses at 6/30/09 - net	2,023	3,458	4,257	4,938	14,676	3,721	18,397
Reinsurance and other recoverables	54	168	447	2,001	2,670	835	3,505

Liabilities for unpaid losses and loss adjustment expenses at 6/30/09 - gross	$2,077	$3,626	$4,704	$6,939	$17,346	$4,556	$21,902

Earned premiums	$1,964	$1,295	$1,086	$643	$4,988	$1	$4,989
Loss and loss expense paid ratio	71.7	52.8	63.1	48.0	61.9
Loss and loss expense incurred ratio	73.2	57.6	58.4	58.4	64.0
Prior accident year development (pts.)	0.5	1.2	(7.4)	(11.3)	(2.6)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	June 30,	December 31,
	2009	2008
Gross Reinsurance Recoverables
Paid Loss and Loss Adjustment Expenses	$224	$326
Unpaid Loss and Loss Adjustment Expenses	3,408	3,492

Subtotal Gross Reinsurance Recoverables	3,632	3,818

Less: Allowance for Uncollectible Reinsurance	(333)	(379)

Net Reinsurance Recoverables	$3,299	$3,439

	As of December 31, 2008
Distribution of Gross Reinsurance Recoverables	Amount	% of Total

Gross Reinsurance Recoverables	$3,818

Less: Mandatory (Assigned Risk) Pools & Structured Settlements	(638)

Gross Reinsurance Recoverables Excluding Mandatory Pools & Structured Settlements	$3,180

Rated A- (Excellent) or better by A.M. Best [1]	$2,426	76.3%
Other Rated by A.M. Best	52	1.6%

Total Rated Companies	2,478	77.9%

Voluntary Pools	181	5.7%
Captives	220	6.9%
Other Not Rated Companies	301	9.5%

Total	$3,180	100.0%

[1]	Based on A.M. Best ratings as of December 31, 2008.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change

Earned premiums	$2,586	$2,568	$2,570	$2,511	$2,478	(4%)	(1%)	$5,200	$4,989	(4%)
Net investment income [1]	391	335	162	225	280	(28%)	24%	756	505	(33%)
Other revenues	125	132	127	118	120	(4%)	2%	245	238	(3%)
Net realized capital losses	(51)	(1,428)	(246)	(323)	(78)	(53%)	76%	(203)	(401)	(98%)

Total revenues	3,051	1,607	2,613	2,531	2,800	(8%)	11%	5,998	5,331	(11%)

Losses and loss adjustment expenses [2]	1,826	1,949	1,293	1,578	1,738	(5%)	10%	3,465	3,316	(4%)
Amortization of deferred policy acquisition costs	521	523	528	523	518	(1%)	(1%)	1,044	1,041	—
Insurance operating costs and expenses [3]	189	201	181	161	190	1%	18%	342	351	3%
Other expenses	182	175	158	159	163	(10%)	3%	362	322	(11%)

Total benefits and expenses	2,718	2,848	2,160	2,421	2,609	(4%)	8%	5,213	5,030	(4%)

Income (loss) before income taxes	333	(1,241)	453	110	191	(43%)	74%	785	301	(62%)

Income tax expense (benefit)	84	(467)	162	(2)	18	(79%)	NM	210	16	(92%)

Net income (loss)	249	(774)	291	112	173	(31%)	54%	575	285	(50%)

Less: Net realized capital losses, after-tax, excluded from core earnings	(34)	(930)	(161)	(209)	(39)	(15%)	81%	(134)	(248)	(85%)

Core earnings	$283	$156	$452	$321	$212	(25%)	(34%)	$709	$533	(25%)

Total Property & Casualty effective tax rate — net income	25.1%	37.6%	35.7%	(2.1%)	9.8%	(15.3)	11.9	26.7%	5.5%	(21.2)
Total Property & Casualty effective tax rate — core earnings	26.4%	17.6%	35.1%	25.2%	20.5%	(5.9)	(4.7)	28.4%	23.4%	(5.0)

[1]	The decrease in net investment income for the three months ended December 31, 2008, March 31, 2009 and June 30, 2009 was primarily driven by losses on limited partnerships and other alternative investments, and lower asset levels on taxable fixed maturities, and for the three months ended March 31, 2009 and June 30, 2009 only, lower yields on taxable fixed maturities.

[2]	The three months ended September 30, 2008 included catastophe losses from hurricane Ike. The three months ended December 31, 2008 included $50 of net reserve releases related to Small Commercial and Middle Market workers’ compensation claims, $48 of reserve releases related to Middle Market general liability claims, $38 of reserve releases related to Personal Lines auto liability claims and $30 of reserve releases related to professional liability claims. The three months ended December 31, 2008 included a current accident year reserve release of $95, primarily related to Personal Lines auto liability claims and Small Commercial and Middle Market workers’ compensation claims. The three months ended March 31, 2009 included $38 of reserve releases related to Middle Market general liability claims, $23 of reserve releases related to Small Commercial and Middle Market workers’ compensation claims and $20 of reserve releases related to professional liability claims. The three months ended June 30, 2009 included $138 of net asbestos reserve strengthening, partially offset by a $40 reduction in the allowance for uncollectible reinsurance, $33 of reserve releases related to Middle Market general liability claims and $30 of reserve releases related to professional liability claims.

[3]	Included in insurance operating costs and expenses for the three months ended June 30, 2008 and September 30, 2008 were increases of $15 and $11, respectively, in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits. The three months ended September 30, 2008 included an assessment of $20 from the Texas Windstorm Insurance Association (TWIA), primarily related to hurricane Ike. The three months ended March 31, 2009 included a reduction to the TWIA assessment of $14. The three months ended June 30, 2009 included a $23 increase in taxes, licenses and fees due to a $6 increase in the assessment for a second injury fund and $17 reserve strengthening for other state funds and taxes.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Year	Sequential
	2008	2008	2008	2009	2009	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$25,234	$23,727	$19,775	$20,040	$20,773	(18%)	4%
Equity securities, available for sale, at fair value	1,327	741	674	482	586	(56%)	22%
Mortgage loans	747	762	785	756	731	(2%)	(3%)
Limited partnerships and other alternative investments [1]	1,398	1,407	1,166	1,026	963	(31%)	(6%)
Other investments	58	62	207	173	114	97%	(34%)
Short term investments	1,073	827	1,597	1,266	1,459	36%	15%

Total investments	29,837	27,526	24,204	23,743	24,626	(17%)	4%

Cash	241	278	162	247	358	49%	45%
Premiums receivable and agents’ balances	3,233	3,237	3,197	3,161	3,136	(3%)	(1%)
Reinsurance recoverables	3,613	3,572	3,439	3,337	3,299	(9%)	(1%)
Deferred policy acquisition costs	1,246	1,260	1,260	1,249	1,251	—	—
Deferred income tax	1,013	1,819	2,435	2,495	2,165	114%	(13%)
Goodwill	149	149	149	149	149	—	—
Property and equipment, net	639	658	675	668	669	5%	—
Other assets	1,194	1,460	1,159	1,454	1,273	7%	(12%)

Total assets	$41,165	$39,959	$36,680	$36,503	$36,926	(10%)	1%

Unpaid losses and loss adjustment expenses	$22,315	$22,605	$21,933	$21,804	$21,902	(2%)	—
Unearned premiums	5,372	5,363	5,244	5,231	5,191	(3%)	(1%)
Other liabilities	4,647	4,729	2,914	2,573	2,052	(56%)	(20%)

Total liabilities	32,334	32,697	30,091	29,608	29,145	(10%)	(2%)

Equity, x-AOCI, net of tax	9,536	8,364	8,675	8,887	9,328	(2%)	5%
AOCI, net of tax	(705)	(1,102)	(2,086)	(1,991)	(1,547)	(119%)	22%

The Hartford’s Property & Casualty stockholders’ equity	8,831	7,262	6,589	6,896	7,781	(12%)	13%
Noncontrolling interest	—	—	—	(1)	—	—	100%

Total Property & Casualty stockholders’ equity	8,831	7,262	6,589	6,895	7,781	(12%)	13%

Total liabilities and stockholders’ equity	$41,165	$39,959	$36,680	$36,503	$36,926	(10%)	1%

[1]	Other alternative investments include hedge fund investments outside limited partnerships and real estate joint ventures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ADJUSTED STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Jun. 30, 2009	Dec. 31, 2008

Adjusted Statutory Capital and Surplus	$6,362	$6,012
GAAP Adjustments
Deferred policy acquisition costs	1,251	1,260
Benefit reserves	(85)	(90)
GAAP unrealized losses on investments, net of tax	(1,571)	(2,136)
Goodwill	149	149
Non-admitted assets	1,770	1,754
Other, net	(95)	(360)

GAAP Stockholders’ Equity	$7,781	$6,589

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$936	$949	$878	$828	$800	(15%)	(3%)	$1,928	$1,628	(16%)
Tax-exempt	141	141	131	125	129	(9%)	3%	283	254	(10%)

Total fixed maturities	1,077	1,090	1,009	953	929	(14%)	(3%)	2,211	1,882	(15%)
Equity securities, trading	1,153	(3,415)	(4,500)	(724)	2,523	119%	NM	(2,425)	1,799	NM
Equity securities, available-for-sale	51	34	36	27	25	(51%)	(7%)	97	52	(46%)
Mortgage loans	83	82	89	79	79	(5%)	—	162	158	(2%)
Policy loans	34	34	38	36	36	6%	—	67	72	7%
Limited partnerships and other alternative investments [2]	25	(101)	(333)	(209)	(93)	NM	56%	(11)	(302)	NM
Other [3]	(12)	(10)	(6)	58	70	NM	21%	(56)	128	NM

Subtotal	2,411	(2,286)	(3,667)	220	3,569	48%	NM	45	3,789	NM
Less: Investment expense	28	26	24	24	25	(11%)	4%	47	49	4%

Total net investment income (loss)	$2,383	$(2,312)	$(3,691)	$196	$3,544	49%	NM	$(2)	$3,740	NM
Less: Equity securities, trading	1,153	(3,415)	(4,500)	(724)	2,523	119%	NM	(2,425)	1,799	NM

Total net investment income excluding trading securities	$1,230	$1,103	$809	$920	$1,021	(17%)	11%	$2,423	$1,941	(20%)

Annualized investment yield, before-tax [4]	5.3%	4.7%	3.3%	3.7%	4.2%	(1.1)	0.9	5.2%	3.9%	(1.3)
Annualized investment yield, after-tax [4]	3.6%	3.2%	2.2%	2.6%	2.9%	(0.7)	0.7	3.6%	2.7%	(0.9)

Net Realized Capital Gains (Losses)
Gross gains on sale	$73	$58	$381	$208	$157	115%	(25%)	$168	$365	117%
Gross losses on sale	(59)	(175)	(411)	(720)	(189)	NM	74%	(270)	(909)	NM
Impairments [5]	(164)	(3,077)	(419)	(224)	(314)	(91%)	(40%)	(468)	(538)	(15%)
Japanese fixed annuity contract hedges, net [6]	(9)	36	51	41	(6)	33%	NM	(23)	35	NM
Periodic net coupon settlements on credit derivatives/Japan [7]	(10)	(6)	(12)	(19)	(13)	(30%)	32%	(15)	(32)	(113%)
SFAS 157 transition impact	—	—	—	—	—	—	—	(650)	—	100%
Results of variable annuity hedge program
GMWB derivatives, net [8]	(13)	(133)	(457)	589	671	NM	14%	(123)	1,260	NM
Macro hedge	(4)	24	45	204	(568)	NM	NM	5	(364)	NM

Total results of variable annuity hedge program	(17)	(109)	(412)	793	103	NM	(87%)	(118)	896
Other net gain (loss) [9]	(96)	(176)	6	5	(419)	NM	NM	(277)	(414)	(49%)

Total net realized capital gains (losses)	$(282)	$(3,449)	$(816)	$84	$(681)	(141%)	NM	$(1,653)	$(597)	64%

[1]	Includes income on short-term bonds.

[2]	Includes income on hedge fund investments outside of limited partnerships and real estate joint ventures.

[3]	Primarily represents income from derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities. Also includes fees associated with securities lending activities.

[4]	Yields calculated using net investment income (excluding income related to equity securities, trading) divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, collateral received associated with the securities lending program and consolidated variable interest entity non-controlling interests.

[5]	Effective with the adoption of FSP FAS 115-2 for the interim reporting period ending on June 30, 2009, represents credit impairments and impairments associated with securities which the Company intends to sell and equity securities.

[6]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[7]	Included in core earnings.

[8]	The net gain on GMWB derivatives for the three and six months ended June 30, 2009 was primarily due to a decline in equity volatility levels, an increase in interest rates and liability model assumption updates for withdrawals, lapses, and credit standing.

[9]	Primarily consists of changes in fair value on non-qualifying derivatives, foreign currency gains and losses related to the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, valuation allowances for impaired mortgage loans and other investment gains and losses. The losses for the three and six months ended June 30, 2009 primarily consist of losses of approximately $300 related to contingent obligations associated with the Allianz transaction.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$679	$686	$644	$615	$592	(13%)	(4%)	$1,402	$1,207	(14%)
Tax-exempt	32	32	30	30	30	(6%)	—	64	60	(6%)

Total fixed maturities	711	718	674	645	622	(13%)	(4%)	1,466	1,267	(14%)
Equity securities, trading	1,153	(3,415)	(4,500)	(724)	2,523	119%	NM	(2,425)	1,799	NM
Equity securities, available-for-sale	31	17	23	15	16	(48%)	7%	56	31	(45%)
Mortgage loans	74	71	79	70	70	(5%)	—	143	140	(2%)
Policy loans	34	34	38	36	36	6%	—	67	72	7%
Limited partnerships and other alternative investments [2]	9	(59)	(166)	(115)	(51)	NM	56%	(8)	(166)	NM
Other [3]	(9)	(3)	8	56	64	NM	14%	(41)	120	NM

Subtotal	2,003	(2,637)	(3,844)	(17)	3,280	64%	NM	(742)	3,263	NM
Less: Investment expense	21	19	18	18	18	(14%)	—	35	36	3%

Total net investment income (loss)	$1,982	$(2,656)	$(3,862)	$(35)	$3,262	65%	NM	$(777)	$3,227	NM
Less: Equity securities, trading	1,153	(3,415)	(4,500)	(724)	2,523	119%	NM	(2,425)	1,799	NM

Total net investment income excluding trading securities	$829	$759	$638	$689	$739	(11%)	7%	$1,648	$1,428	(13%)

Annualized investment yield, before-tax [4]	5.3%	4.8%	3.8%	3.9%	4.3%	(1.0)	0.4	5.3%	4.1%	(1.2)
Annualized investment yield, after-tax [4]	3.6%	3.2%	2.5%	2.6%	2.8%	(0.8)	0.2	3.5%	2.7%	(0.8)

Net Realized Capital Gains (Losses)
Gross gains on sale	$41	$44	$294	$136	$83	102%	(39%)	$84	$219	161%
Gross losses on sale	(45)	(89)	(155)	(389)	(148)	NM	62%	(155)	(537)	NM
Impairments [5]	(124)	(1,760)	(309)	(185)	(266)	(115%)	(44%)	(355)	(451)	(27%)
Japanese fixed annuity contract hedges, net [6]	(9)	36	51	41	(6)	33%	NM	(23)	35	NM
Periodic net coupon settlements on credit derivatives/Japan [7]	(11)	(8)	(9)	(16)	(9)	18%	44%	(18)	(25)	(39%)
SFAS 157 transition impact	—	—	—	—	—	—	—	(650)	—	100%
Results of variable annuity hedge program
GMWB derivatives, net [8]	(13)	(133)	(457)	589	671	NM	14%	(123)	1,260	NM
Macro hedge	(4)	24	45	204	(568)	NM	NM	5	(364)	NM

Total results of variable annuity hedge program	(17)	(109)	(412)	793	103	NM	(87%)	(118)	896	NM
Other net gain (loss) [9]	(63)	(126)	(138)	(15)	(86)	(37%)	NM	(213)	(101)	53%

Total net realized capital gains (losses)	$(228)	$(2,012)	$(678)	$365	$(329)	(44%)	NM	$(1,448)	$36	NM

[1]	Includes income on short-term bonds.

[2]	Includes income on a real estate joint venture.

[3]	Primarily represents income from derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities. Also includes fees associated with securities lending activities.

[4]	Yields calculated using net investment income (excluding income related to equity securities, trading) divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, collateral received associated with the securities lending program and consolidated variable interest entity non-controlling interests.

[5]	Effective with the adoption of FSP FAS 115-2 for the interim reporting period ending on June 30, 2009, represents credit impairments and impairments associated with securities which the Company intends to sell and equity securities.

[6]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[7]	Included in core earnings.

[8]	The net gain on GMWB derivatives for the three and six months ended June 30, 2009 was primarily due to a decline in equity volatility levels, an increase in interest rates and liability model assumption updates for withdrawals, lapses, and credit standing.

[9]	Primarily consists of changes in fair value on non-qualifying derivatives, foreign currency gains and losses related to the internal reinsurance of the Japan variable annuity business, which is offset in AOCI, valuation allowances for impaired mortgage loans and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change
Net Investment Income (Loss)
Fixed maturities [1]	$248	$255	$225	$209	$207	(17%)	(1%)	$509	$416	(18%)
Taxable
Tax-exempt	109	109	101	95	99	(9%)	4%	219	194	(11%)

Total fixed maturities	357	364	326	304	306	(14%)	1%	728	610	(16%)
Equity securities, available-for-sale	19	17	12	11	8	(58%)	(27%)	39	19	(51%)
Mortgage loans	9	11	10	9	9	—	—	19	18	(5%)
Limited partnerships and other alternative investments [2]	16	(42)	(167)	(94)	(42)	NM	55%	(3)	(136)	NM
Other [3]	(3)	(8)	(13)	1	6	NM	NM	(15)	7	NM

Subtotal	398	342	168	231	287	(28%)	24%	768	518	(33%)
Less: Investment expense	7	7	6	6	7	—	17%	12	13	8%

Total net investment income (loss)	$391	$335	$162	$225	$280	(28%)	24%	$756	$505	(33%)

Annualized investment yield, before-tax [4]	5.3%	4.6%	2.4%	3.4%	4.2%	(1.1)	0.8	5.1%	3.8%	(1.3)
Annualized investment yield, after-tax [4]	3.9%	3.4%	1.6%	2.6%	3.3%	(0.6)	0.7	3.8%	3.0%	(0.8)

Net Realized Capital Gains (Losses)
Gross gains on sale	$31	$12	$85	$71	$74	139%	4%	$83	$145	75%
Gross losses on sale	(13)	(82)	(253)	(330)	(40)	NM	88%	(113)	(370)	NM
Impairments [5]	(40)	(1,312)	(108)	(36)	(48)	(20%)	(33%)	(113)	(84)	26%
Periodic net coupon settlements on credit derivatives [6]	1	2	(3)	(3)	(4)	NM	(33%)	3	(7)	NM
Other net gain (loss) [7]	(30)	(48)	33	(25)	(60)	(100%)	(140%)	(63)	(85)	(35%)

Total net realized capital gains (losses)	$(51)	$(1,428)	$(246)	$(323)	$(78)	(53%)	76%	$(203)	$(401)	(98%)

[1]	Includes income on short-term bonds.

[2]	Includes income on hedge fund investments outside of limited partnerships and a real estate joint venture.

[3]	Primarily represents income from derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities. Also includes fees associated with securities lending activities.

[4]	Yields calculated using net investment income divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding collateral received associated with the securities lending program.

[5]	Effective with the adoption of FSP FAS 115-2 for the interim reporting period ending on June 30, 2009, represents credit impairments and impairments associated with securities which the Company intends to sell and equity securities.

[6]	Included in core earnings.

[7]	Primarily consists of changes in fair value on non-qualifying derivatives, valuation allowances for impaired mortgage loans and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	SIX MONTHS ENDED
	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	3 Month	3 Month	JUNE 30,
	2008	2008	2008	2009	2009	Change	Change	2008	2009	Change

Net Investment Income
Fixed maturities [1]
Taxable	$9	$8	$9	$4	$1	(89%)	(75%)	$17	$5	(71%)

Total fixed maturities	9	8	9	4	1	(89%)	(75%)	17	5	(71%)

Equity securities, available-for-sale	1	—	1	1	1	—	—	2	2	—
Other	—	1	(1)	1	—	—	(100%)	—	1	—

Total net investment income	$10	$9	$9	$6	$2	(80%)	(67%)	19	$8	(58%)

Net Realized Capital Gains (Losses)

Gross gains on sale	1	2	2	1	—	(100%)	(100%)	1	1	—
Gross losses on sale	(1)	(4)	(3)	(1)	(1)	—	—	(2)	(2)	—
Impairments [2]	—	(5)	(2)	(3)	—	—	100%	—	(3)	—
Other net gain (loss) [3]	(3)	(2)	111	45	(273)	NM	NM	(1)	(228)	NM

Total net realized capital gains (losses)	$(3)	$(9)	$108	$42	$(274)	NM	NM	$(2)	$(232)	NM

[1]	Includes income on short-term bonds.

[2]	Effective with the adoption of FSP FAS 115-2 for the interim reporting period ending on June 30, 2009, represents credit impairments and impairments associated with securities which the Company intends to sell and equity securities.

[3]	For the three months ended December 31, 2008 and March 31, 2009, primarily consists of change in fair value of warrants associated with the Allianz transaction and for the three months ended June 30, 2009, change in fair value primarily consists of approximately $300 of losses related to Allianz contingent obligations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX/DAC
THREE MONTHS ENDED JUNE 30, 2009 AND 2008

	Life			P&C			Corporate			Consolidated
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change

Gains/losses on sales, net	4	(78)	NM	12	22	83%	—	—	—	16	(56)	NM
Impairments	(62)	(176)	(184%)	(26)	(31)	(19%)	—	—	—	(88)	(207)	(135%)
Japanese fixed annuity contract hedges, net	(6)	(4)	33%	—	—	—	—	—	—	(6)	(4)	33%
Periodic net coupon settlements on credit derivatives/Japan	(7)	(7)	—	1	(3)	NM	—	—	—	(6)	(10)	(67%)
Results of variable annuity hedge program
GMWB derivatives, net	(6)	323	NM	—	—	—	—	—	—	(6)	323	NM
Macro hedge	—	(333)	—	—	—	—	—	—	—	—	(333)	—

Total results of variable annuity hedge program	(6)	(10)	(67%)	—	—	—	—	—	—	(6)	(10)	(67%)
Other net gain (loss)	(43)	(52)	(21%)	(20)	(29)	(45%)	(3)	(281)	NM	(66)	(362)	NM

Total net realized capital gains (losses)	$(120)	$(327)	(173%)	$(33)	$(41)	(24%)	$(3)	$(281)	NM	$(156)	$(649)	NM

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX/DAC
SIX MONTHS ENDED JUNE 30, 2009 AND 2008

	Life			P&C			Corporate			Consolidated
	2008	2009	Change	2008	2009	Change	2008	2009	Change	2008	2009	Change

Gains/losses on sales, net	(40)	(207)	NM	(20)	(147)	NM	(1)	—	100%	(61)	(354)	NM
Impairments	(206)	(291)	(41%)	(73)	(55)	25%	—	(2)	—	(279)	(348)	(25%)
Japanese fixed annuity contract hedges, net	(15)	23	NM	—	—	—	—	—	—	(15)	23	NM
Periodic net coupon settlements on credit derivatives/Japan	(12)	(17)	(42%)	2	(5)	NM	—	—	—	(10)	(22)	(120%)
SFAS 157 transition impact	(220)		100%	—	—	—	—	—	—	(220)	—	100%
Results of variable annuity hedge program
GMWB derivatives, net	(47)	557	NM	—	—	—	—	—	—	(47)	557	NM
Macro hedge	—	(228)	—	—	—	—	—	—	—	—	(228)	—

Total results of variable annuity hedge program	(47)	329	NM	—	—	—	—	—	—	(47)	329	NM
Other net gain (loss)	(130)	(51)	61%	(41)	(45)	(10%)	(1)	(227)	NM	(172)	(323)	(88%)

Total net realized capital gains (losses)	$(670)	$(214)	68%	$(132)	$(252)	(91%)	$(2)	$(229)	NM	$(804)	$(695)	14%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	June 30,		September 30,		December 31,		March 31,		June 30,
	2008		2008		2008		2009		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$75,068	57.1%	$70,091	56.8%	$65,112	54.2%	$62,563	53.8%	$64,868	53.5%
Equity securities, trading, at fair value [1]	36,853	28.0%	33,655	27.3%	30,820	25.7%	27,813	23.9%	30,813	25.4%
Equity securities, available-for-sale, at fair value	2,619	2.0%	1,730	1.4%	1,458	1.2%	1,080	0.9%	1,308	1.1%
Mortgage loans on real estate	5,882	4.5%	6,222	5.0%	6,469	5.4%	6,389	5.5%	6,522	5.4%
Policy loans, at outstanding balance	2,146	1.6%	2,159	1.7%	2,208	1.8%	2,197	1.9%	2,204	1.8%
Limited partnerships and other alternative investments [2]	2,805	2.1%	2,817	2.3%	2,295	1.9%	1,981	1.7%	1,838	1.5%
Other investments [3]	993	0.8%	1,410	1.2%	1,723	1.4%	3,121	2.7%	1,107	0.9%
Short-term investments	5,127	3.9%	5,353	4.3%	10,022	8.4%	11,189	9.6%	12,701	10.4%

Total investments	$131,493	100.0%	$123,437	100.0%	$120,107	100.0%	$116,333	100.0%	$121,361	100.0%
Less: Equity securities, trading	36,853	28.0%	33,655	27.3%	30,820	25.7%	27,813	23.9%	30,813	25.4%

Total investments excluding trading securities	$94,640	72.0%	$89,782	72.7%	$89,287	74.3%	$88,520	76.1%	$90,548	74.6%

HIMCO managed third party accounts	$9,216		$9,058		$7,742		$7,552		$7,685

Asset-backed securities (“ABS”)	$3,285	4.4%	$3,132	4.5%	$2,466	3.8%	$2,273	3.6%	$2,450	3.8%
Collateralized debt obligations (“CDOs”)	4,132	5.5%	3,390	4.8%	2,612	4.0%	2,423	3.9%	2,563	4.0%
Commercial mortgage-backed securities (“CMBS”)	12,647	16.9%	11,385	16.3%	8,313	12.8%	7,948	12.7%	8,290	12.8%
Corporate	34,381	45.7%	31,532	45.0%	27,181	41.7%	27,351	43.7%	30,835	47.5%
Government/Government agencies — Foreign	979	1.3%	875	1.2%	2,821	4.3%	853	1.4%	1,031	1.6%
Government/Government agencies — U.S.	1,383	1.8%	1,852	2.6%	5,956	9.2%	5,690	9.1%	4,240	6.5%
Municipal — taxable	1,017	1.4%	1,029	1.5%	894	1.4%	895	1.4%	893	1.4%
Municipal — tax-exempt	11,400	15.2%	10,940	15.6%	9,761	15.0%	10,358	16.6%	10,060	15.5%
Residential mortgage-backed securities (“RMBS”)	5,844	7.8%	5,956	8.5%	5,108	7.8%	4,772	7.6%	4,506	6.9%

Total fixed maturities	$75,068	100.0%	$70,091	100.0%	$65,112	100.0%	$62,563	100.0%	$64,868	100.0%

Government/Government agencies — U.S.	$5,005	6.7%	$5,785	8.3%	$9,568	14.7%	$9,306	14.9%	$7,801	12.0%
AAA	19,238	25.6%	17,613	25.1%	13,489	20.7%	13,297	21.2%	11,797	18.2%
AA	13,717	18.3%	12,410	17.7%	11,646	17.9%	9,806	15.7%	11,044	17.0%
A	18,344	24.4%	17,069	24.3%	15,831	24.4%	15,238	24.4%	16,985	26.2%
BBB	14,909	19.9%	13,794	19.7%	12,794	19.6%	12,902	20.6%	14,687	22.7%
BB & below	3,855	5.1%	3,420	4.9%	1,784	2.7%	2,014	3.2%	2,554	3.9%

Total fixed maturities	$75,068	100.0%	$70,091	100.0%	$65,112	100.0%	$62,563	100.0%	$64,868	100.0%

[1]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[2]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	June 30,		September 30,		December 31,		March 31,		June 30,
	2008		2008		2008		2009		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$49,683	49.7%	$46,292	48.7%	$45,182	48.0%	$42,428	46.6%	$43,980	47.6%
Equity securities, trading, at fair value [1]	36,853	36.8%	33,655	35.4%	30,820	32.7%	27,813	30.6%	30,813	33.4%
Equity securities, available-for-sale, at fair value	1,194	1.2%	908	1.0%	711	0.8%	525	0.6%	642	0.7%
Mortgage loans on real estate	5,135	5.1%	5,460	5.7%	5,684	6.0%	5,633	6.2%	5,503	6.0%
Policy loans, at outstanding balance	2,146	2.1%	2,159	2.3%	2,208	2.3%	2,197	2.4%	2,204	2.4%
Limited partnerships and other alternative investments [2]	1,407	1.4%	1,410	1.5%	1,129	1.2%	955	1.0%	875	0.9%
Other investments [3]	894	0.9%	1,308	1.4%	1,473	1.6%	2,909	3.2%	954	1.0%
Short-term investments [4]	2,756	2.8%	3,793	4.0%	6,937	7.4%	8,580	9.4%	7,365	8.0%

Total investments	$100,068	100.0%	$94,985	100.0%	$94,144	100.0%	$91,040	100.0%	$92,336	100.0%
Less: Equity securities, trading	36,853	36.8%	33,655	35.4%	30,820	32.7%	27,813	30.6%	30,813	33.4%

Total investments excluding trading securities	$63,215	63.2%	$61,330	64.6%	$63,324	67.3%	$63,227	69.4%	$61,523	66.6%

ABS	$2,851	5.7%	$2,721	5.9%	$2,167	4.8%	$1,997	4.8%	$2,154	4.9%
CDOs	3,306	6.6%	2,689	5.8%	2,139	4.7%	1,981	4.7%	2,094	4.8%
CMBS	8,809	17.7%	7,884	17.0%	5,844	13.0%	5,525	13.0%	5,697	12.9%
Corporate	25,131	50.6%	23,292	50.3%	20,630	45.6%	20,878	49.2%	23,537	53.5%
Government/Government agencies — Foreign	537	1.1%	493	1.1%	2,236	4.9%	482	1.1%	608	1.4%
Government/Government agencies — U.S.	1,048	2.1%	1,466	3.2%	5,156	11.4%	4,934	11.6%	3,506	8.0%
Municipal — taxable	883	1.8%	890	1.9%	758	1.7%	760	1.8%	757	1.7%
Municipal — tax-exempt	2,511	5.1%	2,353	5.1%	2,336	5.2%	2,379	5.6%	2,348	5.3%
RMBS	4,607	9.3%	4,504	9.7%	3,916	8.7%	3,492	8.2%	3,279	7.5%

Total fixed maturities	$49,683	100.0%	$46,292	100.0%	$45,182	100.0%	$42,428	100.0%	$43,980	100.0%

Government/Government agencies — U.S.	$3,533	7.1%	$4,036	8.7%	$7,614	16.9%	$7,245	17.1%	$5,795	13.2%
AAA	12,386	24.9%	11,242	24.3%	8,533	18.8%	8,168	19.2%	7,818	17.8%
AA	7,479	15.1%	6,663	14.4%	7,231	16.0%	5,350	12.6%	5,805	13.2%
A	12,926	26.0%	11,992	25.9%	11,018	24.4%	10,595	25.0%	11,686	26.6%
BBB	11,014	22.2%	10,245	22.1%	9,401	20.8%	9,469	22.3%	10,841	24.6%
BB & below	2,345	4.7%	2,114	4.6%	1,385	3.1%	1,601	3.8%	2,035	4.6%

Total fixed maturities	$49,683	100.0%	$46,292	100.0%	$45,182	100.0%	$42,428	100.0%	$43,980	100.0%

[1]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[2]	Includes a real estate joint venture.

[3]	Primarily relates to derivative instruments.

[4]	Includes approximately $500 as of June 30, 2009 of funds contributed to Life after Corporate initially received $3.4 billion from the U.S. Department of Treasury’s Capital Purchase Program.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	June 30,		September 30,		December 31,		March 31,		June 30,
	2008		2008		2008		2009		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$25,234	84.6%	$23,727	86.2%	$19,775	81.7%	$20,040	84.5%	$20,773	84.3%
Equity securities, available-for-sale, at fair value	1,327	4.4%	741	2.7%	674	2.8%	482	2.0%	586	2.4%
Mortgage loans on real estate	747	2.5%	762	2.8%	785	3.2%	756	3.2%	731	3.0%
Limited partnerships and other alternative investments [1]	1,398	4.7%	1,407	5.1%	1,166	4.8%	1,026	4.3%	963	3.9%
Other investments [2]	58	0.2%	62	0.2%	207	0.9%	173	0.7%	114	0.5%
Short-term investments	1,073	3.6%	827	3.0%	1,597	6.6%	1,266	5.3%	1,459	5.9%

Total investments	$29,837	100.0%	$27,526	100.0%	$24,204	100.0%	$23,743	100.0%	$24,626	100.0%

ABS	$434	1.7%	$411	1.7%	$299	1.5%	$276	1.3%	$296	1.4%
CDOs	826	3.3%	701	2.9%	473	2.4%	442	2.2%	468	2.3%
CMBS	3,838	15.3%	3,501	14.8%	2,469	12.5%	2,423	12.1%	2,593	12.5%
Corporate	9,099	36.0%	8,168	34.5%	6,396	32.3%	6,382	31.9%	7,215	34.7%
Government/Government agencies — Foreign	442	1.8%	382	1.6%	585	3.0%	367	1.8%	417	2.0%
Government/Government agencies — U.S.	335	1.3%	386	1.6%	800	4.0%	756	3.8%	730	3.5%
Municipal — taxable	134	0.5%	139	0.6%	136	0.7%	135	0.7%	136	0.7%
Municipal — tax-exempt	8,889	35.2%	8,587	36.2%	7,425	37.5%	7,979	39.8%	7,706	37.1%
RMBS	1,237	4.9%	1,452	6.1%	1,192	6.1%	1,280	6.4%	1,212	5.8%

Total fixed maturities	$25,234	100.0%	$23,727	100.0%	$19,775	100.0%	$20,040	100.0%	$20,773	100.0%

Government/Government agencies — U.S.	$1,472	5.8%	$1,749	7.4%	$1,954	9.9%	$2,061	10.3%	$1,989	9.6%
AAA	6,844	27.2%	6,366	26.8%	4,939	25.0%	5,114	25.5%	3,963	19.1%
AA	6,144	24.3%	5,701	24.0%	4,346	22.0%	4,411	22.0%	5,198	25.0%
A	5,374	21.3%	5,057	21.3%	4,747	24.0%	4,608	23.0%	5,264	25.3%
BBB	3,890	15.4%	3,548	15.0%	3,390	17.1%	3,433	17.1%	3,842	18.5%
BB & below	1,510	6.0%	1,306	5.5%	399	2.0%	413	2.1%	517	2.5%

Total fixed maturities	$25,234	100.0%	$23,727	100.0%	$19,775	100.0%	$20,040	100.0%	$20,773	100.0%

[1]	Includes hedge fund investments outside of limited partnerships and a real estate joint venture.

[2]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CORPORATE

	June 30,		September 30,		December 31,		March 31,		June 30,
	2008		2008		2008		2009		2009
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value [1]	$151	9.5%	$72	7.8%	$155	8.8%	$95	6.1%	$115	2.6%
Equity securities, available-for-sale, at fair value	98	6.2%	81	8.7%	73	4.2%	73	4.7%	80	1.8%
Mortgage loans on real estate [2]	—	—	—	—	—	—	—	—	288	6.6%
Other investments [3]	41	2.6%	40	4.3%	43	2.4%	39	2.5%	39	0.9%
Short-term investments [4]	1,298	81.7%	733	79.2%	1,488	84.6%	1,343	86.7%	3,877	88.1%

Total investments	$1,588	100.0%	$926	100.0%	$1,759	100.0%	$1,550	100.0%	$4,399	100.0%

CDOs	—	—	—	—	—	—	—	—	1	0.9%
Corporate	151	100.0%	72	100.0%	155	100.0%	91	95.8%	83	72.2%
Government/Government agencies — Foreign	—	—	—	—	—	—	4	4.2%	6	5.2%
Government/Government agencies — U.S.	—	—	—	—	—	—	—	—	4	3.5%
Municipal — tax-exempt	—	—	—	—	—	—	—	—	6	5.2%
RMBS	—	—	—	—	—	—	—	—	15	13.0%

Total fixed maturities	$151	100.0%	$72	100.0%	$155	100.0%	$95	100.0%	$115	100.0%

Government/Government agencies — U.S.	—	—	—	—	—	—	—	—	17	14.8%
AAA	8	5.3%	5	6.9%	17	11.0%	15	15.8%	16	13.9%
AA	94	62.3%	46	63.9%	69	44.5%	45	47.4%	41	35.7%
A	44	29.1%	20	27.8%	66	42.6%	35	36.8%	35	30.4%
BBB	5	3.3%	1	1.4%	3	1.9%	—	—	4	3.5%
BB & below	—	—	—	—	—	—	—	—	2	1.7%

Total fixed maturities	$151	100.0%	$72	100.0%	$155	100.0%	$95	100.0%	$115	100.0%

[1]
Includes $126, $51, $149, $95 and $83 as of June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively, which were investments held by The Hartford Financial Services Group, Inc. Includes $27 as of June 30, 2009 acquired through the purchase of Federal Trust Corporation.

[2]	Includes $288 as of June 30, 2009 acquired through the purchase of Federal Trust Corporation.

[3]	Relates to a put option agreement for the Company’s contingent capital facility.

[4]
Includes $1,261, $692, $1,484, $1,335 and $3,598 as of June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively, which were investments held by The Hartford Financial Services Group, Inc. For the three months ended June 30, 2009, the increase is attributable to the receipt of $3.4 billion from the U.S. Department of Treasury’s Capital Purchase Program, of which $500 was contributed to Life and $185 was contributed to Federal Trust Corporation. Also, includes $211 as of June 30, 2009 acquired through the purchase of Federal Trust Corporation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1]

	June 30, 2009			December 31, 2008
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost [2]	Value	Loss [2] [3]	Cost	Value	Loss
Total AFS [4] Securities

Three months or less	$7,722	$6,604	$(1,118)	$16,425	$14,992	$(1,433)
Greater than three months to six months	4,007	3,052	(955)	6,533	5,247	(1,286)
Greater than six months to nine months	4,585	3,628	(957)	7,053	5,873	(1,180)
Greater than nine months to twelve months	4,115	3,509	(606)	6,459	4,957	(1,502)
Greater than twelve months	32,525	23,250	(9,275)	25,279	16,071	(9,208)

Total	$52,954	$40,043	$(12,911)	$61,749	$47,140	$(14,609)

BIG [5] and Equity AFS [4] Securities

Three months or less	$805	$551	$(254)	$1,106	$852	$(254)
Greater than three months to six months	232	107	(125)	307	214	(93)
Greater than six months to nine months	1,064	685	(379)	349	260	(89)
Greater than nine months to twelve months	325	260	(65)	204	145	(59)
Greater than twelve months [6]	2,705	1,325	(1,380)	1,044	609	(435)

Total	$5,131	$2,928	$(2,203)	$3,010	$2,080	$(930)

[1]	Includes investments held in Corporate.

[2]	Includes the cumulative effect adjustment of $1.4 billion as a result of the adoption of FSP FAS 115-2.

[3]
As of June 30, 2009, fixed maturities represented $12,468, or 97%, of the Company’s total unrealized loss on available-for-sale securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of June 30, 2009 and December 31, 2008.

[4]	Represents available-for-sale (“AFS”) securities.

[5]	Represents below investment grade (“BIG”) securities.

[6]	Since December 31, 2008, the increase was primarily attributable to rating agency downgrades.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	June 30, 2009			December 31, 2008
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost [1]	Value	Loss [1] [2]	Cost	Value	Loss
Total AFS Securities

Three months or less	$4,120	$3,632	$(488)	$12,857	$11,776	$(1,081)
Greater than three months to six months	3,531	2,632	(899)	4,100	3,235	(865)
Greater than six months to nine months	3,778	3,006	(772)	5,292	4,356	(936)
Greater than nine months to twelve months	2,695	2,330	(365)	3,503	2,504	(999)
Greater than twelve months	22,612	15,233	(7,379)	18,034	11,149	(6,885)

Total	$36,736	$26,833	$(9,903)	$43,786	$33,020	$(10,766)

BIG and Equity AFS Securities

Three months or less	$471	$338	$(133)	$749	$564	$(185)
Greater than three months to six months	171	72	(99)	218	144	(74)
Greater than six months to nine months	779	502	(277)	238	164	(74)
Greater than nine months to twelve months	238	191	(47)	148	105	(43)
Greater than twelve months [3]	2,279	1,034	(1,245)	757	413	(344)

Total	$3,938	$2,137	$(1,801)	$2,110	$1,390	$(720)

[1]	Includes the cumulative effect adjustment of approximately $900 as a result of the adoption of FSP FAS 115-2.

[2]
As of June 30, 2009, fixed maturities represented $9,638, or 97%, of the Company’s total unrealized loss on available-for-sale securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of June 30, 2009 and December 31, 2008.

[3]	Since December 31, 2008, the increase was primarily attributable to rating agency downgrades.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	June 30, 2009			December 31, 2008
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost [1]	Value	Loss [1] [2]	Cost	Value	Loss
Total AFS Securities

Three months or less	$3,601	$2,971	$(630)	$3,541	$3,191	$(350)
Greater than three months to six months	475	420	(55)	2,396	1,980	(416)
Greater than six months to nine months	805	621	(184)	1,757	1,513	(244)
Greater than nine months to twelve months	1,373	1,134	(239)	2,953	2,451	(502)
Greater than twelve months	9,905	8,010	(1,895)	7,243	4,920	(2,323)

Total	$16,159	$13,156	$(3,003)	$17,890	$14,055	$(3,835)

BIG and Equity AFS Securities

Three months or less	$333	$212	$(121)	$330	$263	$(67)
Greater than three months to six months	60	35	(25)	52	38	(14)
Greater than six months to nine months	283	182	(101)	107	92	(15)
Greater than nine months to twelve months	40	24	(16)	53	38	(15)
Greater than twelve months [3]	418	284	(134)	285	194	(91)

Total	$1,134	$737	$(397)	$827	$625	$(202)

[1]	Includes the cumulative effect adjustment of approximately $500 as a result of the adoption of FSP FAS 115-2.

[2]
As of June 30, 2009, fixed maturities represented $2,830, or 94%, of the Company’s total unrealized loss on available-for-sale securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of June 30, 2009 and December 31, 2008.

[3]	Since December 31, 2008, the increase is primarily attributable to rating agency downgrades.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF JUNE 30, 2009

	LIFE				P&C				CONSOLIDATED [1]
			Percent of				Percent of				Percent of
	Cost or		Total		Cost or		Total		Cost or		Total
	Amortized	Fair	Invested		Amortized	Fair	Invested		Amortized	Fair	Invested
	Cost	Value	Assets [2]		Cost	Value	Assets [2]		Cost	Value	Assets [2]

TOP TEN EXPOSURES BY SECTOR [3]

Financial services	$6,380	$4,927	8.0%	Financial services	$2,519	$1,926	7.8%	Financial services	$8,960	$6,914	7.6%
Utilities	4,027	3,928	6.4%	Utilities	1,400	1,324	5.4%	Utilities	5,428	5,253	5.8%
Consumer non-cyclical	3,393	3,425	5.6%	Consumer non-cyclical	1,045	1,048	4.3%	Consumer non-cyclical	4,446	4,481	4.9%
Technology and communications	3,016	2,957	4.8%	Technology and communications	959	925	3.8%	Technology and communications	3,979	3,886	4.3%
Energy	1,970	1,990	3.2%	Basic industry	497	655	2.7%	Basic industry	2,615	2,665	3.0%
Basic industry	2,039	1,930	3.2%	Capital goods	600	569	2.3%	Capital goods	2,599	2,459	2.7%
Capital goods	1,997	1,888	3.1%	Energy	462	467	1.8%	Energy	2,432	2,457	2.7%
Consumer cyclical	1,807	1,679	2.7%	Consumer cyclical	483	449	1.9%	Consumer cyclical	2,293	2,131	2.4%
Other	1,223	1,009	1.6%	Other	393	349	1.4%	Other	1,620	1,362	1.5%
Transportation	506	446	0.7%	Transportation	94	89	0.3%	Transportation	600	535	0.6%

Total	$26,358	$24,179	39.3%	Total	$8,452	$7,801	31.7%	Total	$34,972	$32,143	35.5%

TOP TEN EXPOSURES BY ISSUER [4]

Bank of America Corp.	$441	$283	0.5%	State of Georgia	$203	$211	0.9%	JPMorgan Chase & Co.	$494	$411	0.5%
JPMorgan Chase & Co.	355	280	0.4%	Insurance Services Office, Inc.	—	179	0.7%	Wells Fargo & Co.	447	347	0.4%
Wells Fargo & Co.	352	265	0.4%	State of California	186	164	0.7%	General Electric Co.	437	339	0.4%
General Electric Co.	325	254	0.4%	New York, NY	159	161	0.7%	Bank of America Corp.	496	331	0.4%
Credit Suisse Group AG	275	227	0.4%	State of Louisiana	141	143	0.6%	State of California	316	287	0.3%
AT&T Inc.	220	213	0.3%	State of Illinois	135	135	0.5%	AT&T Inc.	287	280	0.3%
Verizon Communication Inc.	172	174	0.3%	JPMorgan Chase & Co.	134	126	0.5%	Credit Suisse Group AG	295	244	0.3%
ConocoPhilips	163	173	0.3%	State of Massachusetts	102	108	0.4%	Verizon Communication Inc.	230	232	0.3%
Vodafone Group PLC	173	171	0.3%	State of Mississippi	99	103	0.4%	State of Massachusetts	217	229	0.2%
Citigroup Inc.	237	168	0.3%	Government of Japan	100	102	0.4%	Berkshire Hathaway Inc.	213	223	0.1%

Total	$2,713	$2,208	3.6%	Total	$1,259	$1,432	5.8%	Total	$3,432	$2,923	3.2%

[1]	Includes investments held in Corporate.

[2]	Excludes equity securities, trading.

[3]	Includes corporate fixed maturities and equity securities, available-for-sale.

[4]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equities securities, trading.